                                                                                                        EXHIBIT 4.3

                                       HOME EQUITY LOAN TRUST [    ]-[   ],

                                                      Issuer,

                                                        and

                                             ________________________,

                                                 Indenture Trustee

                                             ________________________

                                                     INDENTURE

                                             ________________________

                                          Dated as of ___________________

                                        HOME EQUITY LOAN-BACKED TERM NOTES

                               HOME EQUITY LOAN-BACKED VARIABLE PAY REVOLVING NOTES

                                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                                       ACT OF 1939 AND INDENTURE PROVISIONS*

         Trust Indenture
         Act Section                                                                Indenture Section
         ____________________________________________________________________________________________
         310(a)(1)...............................................................................6.11
         (a)(2)..................................................................................6.11
         (a)(3)..................................................................................6.10
         (a)(4)........................................................................Not Applicable
         (a)(5)..................................................................................6.11
         (b)...............................................................................6.08, 6.11
         (c)...........................................................................Not Applicable
         311(a)..................................................................................6.12
         (b).....................................................................................6.12
         (c)...........................................................................Not Applicable
         312(a).........................................................................7.01, 7.02(a)
         (b)..................................................................................7.02(b)
         (c)..................................................................................7.02(c)
         313(a)..................................................................................7.04
         (b).....................................................................................7.04
         (c).......................................................................7.03(a)(iii), 7.04
         (d).....................................................................................7.04
         314(a).........................................................................3.10, 7.03(a)
         (b).....................................................................................3.07
         (c)(1).....................................................................8.05(c), 10.01(a)
         (c)(2).....................................................................8.05(c), 10.01(a)
         (c)(3).......................................................................Not Applicable
         (d)(1).....................................................................8.05(c), 10.01(b)
         (d)(2).....................................................................8.05(c), 10.01(b)
         (d)(3).....................................................................8.05(c), 10.01(b)
         (e).................................................................................10.01(a)
         315(a)...............................................................................6.01(b)
         (b).....................................................................................6.05
         (c)..................................................................................6.01(a)
         (d)..................................................................................6.01(c)
         (d)(1)...............................................................................6.01(c)
         (d)(2)...............................................................................6.01(c)
         (d)(3)...............................................................................6.01(c)
         (e).....................................................................................5.13
         316(a)(1)(A)............................................................................5.11
         316(a)(1)(B)............................................................................5.12
         316(a)(2).....................................................................Not Applicable
         316(b)..................................................................................5.07
         317(a)(1)...............................................................................5.04
         317(a)(2)............................................................................5.03(d)
         317(b)...............................................................................3.03(a)
         318(a).................................................................................10.07

_________________
*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

         This  Indenture,  dated as of  __________________,  is between  Home  Equity  Loan Trust  [    ]-[   ],  a
Delaware statutory trust, as issuer (the "Issuer"),  and  __________________,  as indenture trustee (the "Indenture
Trustee").

                                                    WITNESSETH:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable
benefit of the Noteholders of the Issuer's Series  [    ]-[   ] Home Equity  Loan-Backed Term Notes and Home Equity
Loan-Backed Variable Pay Revolving Notes (together, the "Notes").

                                                 GRANTING CLAUSE:

         The Issuer hereby  Grants to the Indenture  Trustee on the Closing Date, as trustee for the benefit of the
Noteholders  and the  Enhancer,  all of the  Issuer's  right,  title and interest in and to all  accounts,  chattel paper,  general  intangibles,  contract rights,  payment  intangibles,  certificates of deposit,  deposit accounts, instruments,  documents,  letters  of  credit,  money,  advices of  credit,  investment  property,  goods and other property  consisting  of,  arising  under or related to whether  now  existing or  hereafter  created in any of the following:  (a) the Initial  Mortgage  Loans and any  Subsequent  Mortgage  Loans  (together  with the Cut-Off Date
Principal Balances and any Additional  Balances arising thereafter to and including the date immediately  preceding the  commencement  of the Rapid  Amortization  Period),  and all monies due or to become  due  thereunder;  (b) the
Custodial Account,  Note Payment Account,  Pre-Funding Account,  Capitalized Interest Account,  Funding Account and
Reserve  Sub-Account,  and all funds on  deposit  or  credited  thereto  from time to time;  (c) the Policy and all hazard insurance policies; and (d) all present and future claims,  demands,  causes and choses in action in respect of any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever in respect  of, any or all of the  foregoing  and all  payments  on or under,  and all  proceeds  of every kind and nature  whatsoever in the conversion  thereof,  voluntary or involuntary,  into cash or other liquid property,  all cash proceeds,  accounts,  accounts receivable,  notes, drafts,  acceptances,  checks, deposit accounts,  rights to payment of any and every kind,  and other forms of  obligations  and  receivables,  instruments  and other property which  at  any  time  constitute  all or  part  of or  are  included  in  the  proceeds  of  any  of the  foregoing
(collectively, the "Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The  foregoing  Grant shall  inure to the  benefit of the  Enhancer in respect of draws made on the Policy and amounts  owing from time to time  pursuant to the  Insurance  Agreement  (regardless  of whether  such  amounts relate to the Notes or the  Certificates),  and such Grant shall  continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such Grant,  accepts the trust under this Indenture in accordance  with the provisions  hereof and agrees to perform its duties as Indenture
Trustee as required herein.

                                                     ARTICLE I

                                                    Definitions

         Section 1.01 Definitions.  For all  purposes of this  Indenture,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned  to such terms in the  Definitions  attached  hereto as  Appendix  A, which is  incorporated  by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 Incorporation  by Reference of Trust  Indenture  Act.  Whenever  this  Indenture  refers to a provision of the Trust  Indenture Act (the "TIA"),  such provision is  incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the  indenture  securities  means the Issuer and any other  obligor on the indenture securities.

                  All other TIA terms used in this Indenture  that are defined by TIA,  defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03 Rules of Construction. Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting  term not otherwise  defined has the meaning  assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (c) "or" includes "and/or";

                  (d) "including" means "including without limitation";

                  (e) words in the singular include the plural and words in the plural include the singular;

                  (f) the term "proceeds" has the meaning ascribed thereto in the UCC; and

                  (g) any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of  agreements  or  instruments)  references  to all attachments  thereto  and  instruments  incorporated  therein;  references  to a Person  are also to its  permitted successors and assigns.

                                                    ARTICLE II

                                            Original Issuance of Notes

         Section 2.01 Form.  The Term Notes and the Variable Pay  Revolving  Notes,  in each case together with the
Indenture  Trustee's  certificate of authentication,  shall be in substantially the forms set forth in Exhibits A-1 and A-2,  respectively,  with such appropriate  insertions,  omissions,  substitutions  and other variations as are required or permitted by this  Indenture and may have such letters,  numbers or other marks of  identification  and such  legends  or  endorsements  placed  thereon as may,  consistently  herewith,  be  determined  by the  officers executing  the Notes,  as  evidenced  by their  execution  thereof.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods,  all as determined by the Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

         Any additional  Variable Pay Revolving  Notes issued by the Issuer (in accordance  with the instruction of the Depositor)  after the Closing Date pursuant to  Section 2.03  shall be issued in accordance with the provisions of this Indenture and shall be in  substantially  the form of Exhibit A-2  and shall have the same Note Rate (which may be adjusted as  described  in  Section 2.03),  Final  Payment Date and priority for payment as the Variable Pay
Revolving Notes issued on the Closing Date.

         Section 2.02 Execution,  Authentication  and  Delivery.  The  Notes  shall be  executed  on  behalf of the
Issuer  by any of its  Authorized  Officers.  The  signature  of any such  Authorized  Officer  on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer  Request  authenticate  and deliver Term Notes for original issue in an aggregate  initial  principal  amount of the Initial  Aggregate  Term Note Balance and Variable Pay Revolving
Notes for original issue in an aggregate  initial  principal amount of the Initial Class A-1 Variable Pay Revolving
Note Balance.  The Class A-1 Notes,  Class A-2  Notes,  Class A-3  Notes,  Class A-1  Variable Pay Revolving Notes,
Class A-2  Variable  Pay  Revolving  Notes and  Class A-3  Variable  Pay  Revolving  Notes,  shall  have an initial principal  amount equal to the Initial  Class A-1 Note Balance,  Initial Class A-2 Note Balance,  Initial Class A-3
Note  Balance,  Initial Class A-1 Variable Pay  Revolving  Note  Balance,  Initial Class A-2 Variable Pay Revolving
Note Balance and Initial Class A-3 Variable Pay Revolving Note Balance, respectively.

         Each Note shall be dated the date of its  authentication.  The Term Notes shall be issuable as  registered
Book-Entry Notes in minimum  denominations  of $100,000 and integral  multiples of $1,000 in excess thereof and the
Variable  Pay  Revolving  Notes  shall be issued as  Definitive  Notes in minimum  denominations  of  $250,000  and integral  multiples of $1,000 in excess thereof  except that respect to the Class A-2 Variable Pay Revolving  Notes and the Class A-3 Variable Pay Revolving  Notes,  one Definitive  Note will be issued in Initial Class A-2 Variable
Pay Revolving  Note Balance and Initial Class A-3 Variable Pay Revolving  Note Balance,  respectively  . Each Class of Variable  Pay  Revolving  Notes  issued  pursuant to  Section 2.03  shall be issued with an initial Note Balance equal to the outstanding  Note Balance of the related Class of Term Notes as of the related  Targeted Final Payment
Date,  plus,  in the case of a substitute  Variable Pay Revolving  Note issued in connection  with an Advance by an existing Holder, the remaining Note Balance of the Variable Pay Revolving Note being so substituted.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

                  Section 2.03      Advance or Additional  Variable Pay Revolving  Notes. Not later than sixty (60)
days prior to a Targeted  Final  Payment  Date,  the Indenture  Trustee,  on behalf of the Issuer,  will request an
Advance (in  substantially  the form  attached  hereto as  Exhibit C)  from the  Holder(s) of the related  Class of
Variable Pay Revolving Notes in an aggregate  amount equal to the outstanding  Note Balance of the related Class of
Term Notes,  to be paid on the Business Day prior to such  Targeted  Final  Payment  Date.  Within thirty (30) days thereafter,  each Holder of that Class of  Variable  Pay  Revolving  Notes shall  notify the  Indenture  Trustee in writing (as set forth in Exhibit C)  whether it will make such Advance,  subject to the continued  satisfaction  of the conditions precedent specified in the Note Purchase Agreement.

                  If the  Holder of such Class of  Variable  Pay  Revolving  Notes  indicates  that it will make an
Advance,  the Issuer shall issue and, upon receipt of an Issuer Order, the Indenture Trustee shall authenticate,  a substitute  Variable Pay Revolving  Note for such Holder in a principal  amount equal to the remaining Note Balance of such Holder's  existing  Variable Pay  Revolving  Note plus the amount of the Advance to be made by such Holder.
The Indenture  Trustee shall  register such  substitute  Variable Pay Revolving  Note to such Holder on or prior to the date such  Advance is to be made in exchange for the Advance and the existing  Variable Pay  Revolving  Note of such Holder.

                  If the Holders of such Class of Variable Pay Revolving  Notes  indicate to the Indenture  Trustee that they will not make an Advance in an  aggregate  amount  equal to the  outstanding  Note Balance of the related
Class of Term Notes,  the  Indenture  Trustee will notify the  Depositor by close of business on the next  Business
Day. If insufficient  Advances will be made, the Depositor may direct the Issuer to issue  additional  Variable Pay
Revolving  Notes  in  an  aggregate  amount  equal  to  the  related  outstanding  Class  of  Term  Notes  or  such insufficiency,  if less. Upon receipt of such direction and the related  Advance,  the Issuer shall issue and, upon receipt of an Issuer  Order,  the Indenture  Trustee shall  authenticate,  such  additional  Variable Pay Revolving
Notes in accordance  with Sections 2.01 and 2.02 and Article IV. If such  additional  Variable Pay Revolving  Notes are issued,  the Indenture  Trustee shall register such Variable Pay Revolving  Notes in accordance with Article IV of this  Indenture  and deliver such  Variable Pay  Revolving  Notes in  accordance  with the  instructions  of the
Depositor.  In addition,  in connection  with the issuance of the additional  Variable Pay Revolving  Notes, at the direction of, and pursuant to the procedures  provided by, the Depositor,  the Indenture  Trustee shall contact the broker-dealers  identified  by the  Depositor  in order to  solicit  bids for the  aggregate  principal  amount  of
Variable Pay Revolving  Notes for which the Indenture  Trustee has received  notice that Advances will not be made.
Within a reasonable  time after receipt of the bids, the Indenture  Trustee,  in  consultation  with the Depositor, shall  determine the lowest margin over LIBOR at which  Variable Pay Revolving  Notes in an aggregate  amount equal to the amount of  requested  Advances  which the  Indenture  Trustee has received  notice will not be made,  can be sold,  and such margin shall become the new margin in effect for all the Variable Pay  Revolving  Notes,  as of the
related  Targeted  Final  Payment  Date;  provided  that such margin shall in no event exceed  ____%;  and provided further  that,  if any Holder of a Variable Pay  Revolving  Note agrees to make an Advance on the related  Targeted
Final  Payment  Date,  such  margin  shall  not be lower  than the  margin  on the  Variable  Pay  Revolving  Notes immediately  prior to such Targeted Final Payment Date. In addition,  if there exists an  unreimbursed  Draw on the
Policy, or a Servicing  Default has occurred and is continuing,  the margin on the Variable Pay Revolving Notes may not be increased  without the consent of the Enhancer.  All further actions of the Indenture  Trustee  necessary to effect the  issuance and sale of such  additional  Variable Pay  Revolving  Notes shall be at the  direction of the
Depositor and in conformity with this Indenture.

         Notwithstanding  the foregoing,  if an Early  Amortization  Event has occurred,  an Insolvency  Event with respect to the Enhancer has occurred and is continuing or a Default has occurred and is  continuing,  the Indenture
Trustee will not request an Advance and the Issuer will not issue any additional Variable Pay Revolving Notes.

                                                    ARTICLE III

                                                     Covenants

         Section 3.01      Collection  of Payments  with  Respect to the  Mortgage  Loans.  The  Indenture  Trustee
shall  establish and maintain with itself the Note Payment  Account in which the Indenture  Trustee shall,  subject to the terms of this  paragraph,  deposit,  on the same day as it is received  from the Servicer,  each  remittance received by the  Indenture  Trustee  with respect to the  Mortgage  Loans.  The  Indenture  Trustee  shall make all payments of principal of and interest on the Notes,  subject to  Section 3.03  as provided in  Section 3.05  herein from monies on deposit in the Note Payment Account.

         Section 3.02 Maintenance  of  Office  or  Agency.  The  Issuer  will  maintain  in  the  City  of  Novato,
California,  an office or agency  where,  subject to  satisfaction  of conditions  set forth  herein,  Notes may be surrendered  for  registration  of transfer  or  exchange,  and where  notices and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be  served.  The  Issuer  hereby  initially  appoints  the  Indenture
Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain  any such office or agency or shall fail to furnish the Indenture  Trustee with the address  thereof,  such  surrenders, notices  and  demands  may be made or served at  [_____________],  and the Issuer  hereby  appoints  the  Indenture
Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03 Money for  Payments to Be Held in Trust;  Paying  Agent.  As provided  in Section  3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the
Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the Paying  Agent,  and no amounts so  withdrawn  from the Note  Payment  Account for payments of Notes shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer  hereby  appoints  the  Indenture
Trustee to act as  initial  Paying  Agent  hereunder.  The Issuer  will  cause  each  Paying  Agent  other than the
Indenture  Trustee to execute and deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so  agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (a)      hold all sums held by it for the  payment  of amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (b)      give the  Indenture  Trustee  and the  Enhancer  written  notice of any  default  by the
Issuer of which it has  actual  knowledge  in the making of any  payment  required  to be made with  respect to the
Notes;

                  (c)      at any time during the  continuance  of any such  default,  upon the written  request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (d)      immediately  resign as Paying Agent and forthwith pay to the Indenture  Trustee all sums held by it in trust for the  payment of Notes,  if at any time it ceases to meet the  standards  required to be met by a Paying Agent at the time of its appointment;

                  (e)      comply  with all  requirements  of the Code with  respect  to the  withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with  respect to any applicable reporting requirements in connection therewith; and

                  (f)      deliver to the Indenture  Trustee a copy of the statement to  Noteholders  prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer on Issuer  Request;  and the Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor, look only to the Issuer for  payment  thereof  (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with  respect to such trust money shall  thereupon cease;  provided,  however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment,  shall at the  expense  and  direction  of the  Issuer  cause to be  published  once,  in an  Authorized
Newspaper,  notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining will be repaid to the  Issuer.  The  Indenture  Trustee may also adopt and employ,  at the  expense  and  direction  of the
Issuer,  any other  reasonable  means of  notification  of such repayment  (including,  but not limited to, mailing notice of such  repayment  to  Noteholders  the Notes  which  have been  called but have not been  surrendered  for redemption  or whose  right to or interest  in monies due and  payable  but not  claimed is  determinable  from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         Section 3.04 Existence.  The Issuer will keep in full effect its  existence,  rights and  franchises  as a statutory trust under the laws of the State of Delaware  (unless it becomes,  or any successor  Issuer hereunder is or  becomes,  organized  under the laws of any other state or of the United  States of  America,  in which case the
Issuer will keep in full effect its  existence,  rights and franchises  under the laws of such other  jurisdiction)
and will obtain and preserve its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05 Priority of Distributions; Defaulted Interest.

(a)      In accordance with  Section 3.03(a)  of the Servicing  Agreement,  the priority of  distributions  on each
Payment Date from Principal  Collections and Interest  Collections with respect to the Mortgage Loans, any optional advance of  delinquent  principal or interest on the Mortgage  Loans made by the Servicer in respect of the related
Collection  Period,  any Policy Draw Amount  deposited  into the Note  Payment  Account (to be applied  solely with respect to the payment of amounts  described in clauses (i) and (vi) under this  Section 3.05(a)),  and any amounts transferred to the Note Payment  Account or Funding  Account from the  Pre-Funding  Account,  Capitalized  Interest
Account,  Funding Account or Reserve  Sub-Account  pursuant to Sections 3.16,  3.17, 3.18 and 3.19 of the Servicing
Agreement, is as follows:

                           (i)      from Interest  Collections,  any Capitalized  Interest  Requirement pursuant to
         Section 3.19(b)  of the  Servicing  Agreement  and any  Policy  Draw  Amount  with  respect  to the  Notes deposited  into the Note  Payment  Account on such Payment Date  pursuant to Section  3.28(a)(ii),  to the
         Note Payment  Account,  for payment by the Paying Agent to the Noteholders of each Class of Term Notes and
         Variable Pay Revolving  Notes,  pari passu,  interest for the related  Interest Period at the related Note
         Rate on the  related  Note  Balance  immediately  prior to such  Payment  Date,  excluding  any Relief Act
         Shortfalls  allocated  thereto  pursuant to Section  3.05(f),  plus any such amount  remaining unpaid from prior Payment Dates;

                           (ii)     from Net Principal  Collections,  to the extent not paid pursuant to clause (i)
         above,  to the Note Payment  Account,  for payment by the Paying Agent to the Noteholders of each Class of
         Term Notes and Variable Pay Revolving Notes,  pari passu,  interest for the related Interest Period at the related Note Rate on the related Note  Balance  immediately  prior to such  Payment  Date,  excluding  any
         Relief Act  Shortfalls  allocated  thereto  pursuant to Section  3.05(f),  plus any such amount  remaining unpaid from prior Payment Dates;

                           (iii)    during the Revolving Period, to the Funding Account,  Principal  Collections to
         the extent not previously applied to purchase Additional Balances or Subsequent Mortgage Loans;

                           (iv)     from Interest Collections,  to the Enhancer,  the amount of the premium for the
         Policy and any unpaid premium for the Policy from prior Payment Dates,  with interest  thereon as provided in the Insurance Agreement;

                           (v)      at the request of the holders of the  Certificates,  from Excess Spread, to the
         Distribution  Account,  for  distribution  to the  holders  of the  Certificates,  an amount  equal to the
         Additional Balance Increase Amount;

                           (vi)     during the Revolving Period and the Amortization  Periods,  to the Note Payment
         Account,  the Principal  Distribution  Amount for payment by the Paying Agent to the  Noteholders for each
         Class of Variable Pay Revolving Notes,  pro rata,  based on their respective Note Balances,  including any
         Policy Draw Amount with  respect to the Notes  deposited  into the Note  Payment  Account on such  Payment
         Date pursuant to  Section 3.28(a)(iii);  provided that any  Liquidation  Loss Amounts for any Payment Date during the  Revolving  Period  shall be  deposited  in the Funding  Account;  provided  further,  that any amounts  transferred from the Pre-Funding  Account pursuant to Section 3.18(b) of the Servicing  Agreement after the  aggregate  Note Balance of the Variable Pay  Revolving  Notes has been reduced to zero shall be deposited into the Funding Account;

                           (vii)    to the  Enhancer,  to  reimburse  it for prior draws made on the  Policy,  with interest thereon as provided in the Insurance Agreement;

                           (viii)   from any remaining  Excess Spread during the Revolving  Period,  first,  to the
         Note Payment Account for payment to each Class of Variable Pay Revolving  Notes,  pro rata, based on their respective  Note Balances,  until the Note Balance  thereof has been reduced to zero and then as a deposit to  the  Funding  Account,  the  amount  necessary  to be  applied  on  that  Payment  Date  so  that  the
         Overcollateralization  Amount,  after giving effect to the  application  of funds  pursuant to clause (vi)
         above, is not less than the Overcollateralization Target Amount;

                           (ix)     from any remaining Excess Spread during the Amortization  Periods,  to the Note
         Payment  Account,  the amount necessary to be applied on such Payment Date for payment by the Paying Agent to the  Noteholders  of the Variable Pay Revolving  Notes,  which amount will be paid to each Class of the
         Variable  Pay  Revolving  Notes,  pro  rata,  based  on  their  respective  Note  Balances,  so  that  the
         Overcollateralization  Amount,  after giving effect to the  application  of funds  pursuant to clause (vi)
         above, is not less than the Overcollateralization Target Amount;

                           (x)      from any remaining Excess Spread during the Amortization  Periods,  to the Note
         Payment  Account,  any  Liquidation  Loss Amounts not  otherwise  covered by payments  pursuant to clauses
         (vi),  (viii) or (ix) above on such Payment Date or prior Payment  Dates,  for payment by the Paying Agent to the  Noteholders of each Class of Variable Pay Revolving  Notes,  pro rata,  based on their  respective
         Note Balances;

                           (xi)     to the  Enhancer,  any amounts owed to the Enhancer  pursuant to the  Insurance
         Agreement other than amounts specified in clauses (iv) or (vii) above;

                           (xii)    to the Note Payment  Account from the remaining  Excess Spread,  for payment by the Paying Agent to the  Noteholders,  any Interest  Shortfalls on the Notes for such Payment Date and for any Payment Date not  previously  paid,  pro rata,  in  accordance  with  Interest  Shortfalls  previously allocated thereto and remaining unpaid;

                           (xiii)   during the Amortization  Periods,  to the Indenture Trustee,  any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid;

                           (xiv)    to  the  Reserve  Sub-Account,   the  amount  (if  any)  required  pursuant  to
         Section 3.05(c); and

                           (xv)     any remaining  amount,  to the  Distribution  Account,  for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement;

provided,  that on the Final  Payment  Date,  the amount that is required to be paid  pursuant to clause (vi) above shall be equal to the Note Balance  immediately  prior to such Payment Date and shall include any amount on deposit in the Note Payment Account on such Payment Date in accordance with Section 3.28(a)(iii).

         For  purposes of the  foregoing,  the Note  Balance of each Class of Notes on each Payment Date during the
Amortization  Periods for such Class of Notes will be reduced (any such reduction,  an "Unpaid  Principal  Amount")
by the pro rata portion  allocable to such Notes of all  Liquidation  Loss Amounts for such Payment Date,  but only to the extent that such  Liquidation  Loss Amounts are not  otherwise  covered by payments made pursuant to clauses
(vi), (viii), (ix) or (x) above, or by a draw on the Policy, and the Overcollateralization Amount is zero.

(b)      Notwithstanding  the allocation of payments  described in  Section 3.05(a),  unless an Early  Amortization
Event has occurred,  all Collections on the Mortgage Loans payable as principal  distributions  on the Variable Pay
Revolving  Notes during the  Amortization  Periods will be so paid until the aggregate Note Balance of the Variable
Pay Revolving Notes has been reduced to zero and  thereafter,  will be deposited into the Reserve  Sub-Account.  On the first Payment Date following the next Targeted Final Payment Date,  amounts in the Reserve  Sub-Account will be deposited  into the Note  Payment  Account  and  applied as  principal  payments,  pro rata,  on the  Variable  Pay
Revolving Notes based on their respective Note Balances.

                  Notwithstanding   the  allocation  of  payments  described  in   Section 3.05(a),   if  an  Early
Amortization Event has occurred,  all amounts in the Reserve  Sub-Account and all Collections on the Mortgage Loans
payable as principal  distributions  on the Variable Pay Revolving Notes pursuant to  Section 3.05(a)  will be paid on each  Payment Date to the Holders of the Variable Pay  Revolving  Notes and the Term Notes,  pro rata,  based on their respective Note Balances.

(c)      Within sixty (60) Business Days of each Targeted Final Payment Date, the Indenture  Trustee,  on behalf of the Issuer,  will request an Advance (under the circumstances  and in the manner set forth in Section 2.03  hereof)
from the Holder of the related  Class of Variable Pay  Revolving  Notes,  the proceeds of which shall be applied by the  Indenture  Trustee to make  principal  payments  in an amount  equal to the  outstanding  Note  Balance on the related  Class of Term Notes on such  Targeted  Final Payment Date or, if received  within 10 days  following  such
Targeted  Final  Payment  Date (but not later than 1:00 p.m.  New York time on the 10th day or, if such 10th day is not a Business Day, the  immediately  preceding  Business  Day),  not later than the 10th day following the related
Targeted  Final Payment Date or, if such 10th day is not a Business Day, the  immediately  preceding  Business Day.
If no Advance is received,  the Issuer shall,  at the direction of the  Depositor,  issue  additional  Variable Pay
Revolving  Notes.  Neither the Advance,  nor proceeds  from the sale of  additional  Variable Pay  Revolving  Notes issued with respect to a Targeted Final Payment Date,  will exceed or be less than the amount  necessary to pay the outstanding  Note Balance on the related Class of Term Notes on such Targeted  Final Payment Date.  Advances may be made and  additional  Variable Pay Revolving  Notes may be issued only in connection  with a Targeted Final Payment
Date and in  accordance  with this  Indenture  and the Trust  Agreement.  If no Advance is received,  and the Trust fails to issue  additional  Variable Pay  Revolving  Notes on a Targeted  Final Payment Date, an amount equal to 10 days  interest  on the related  Class of Term Notes shall be  deposited  into the Reserve  Sub-Account  pursuant to
Section  3.05(a)(xv)  from  amounts  otherwise  payable to  Certificateholders.  Upon the  issuance and sale by the
Trust of additional  Variable Pay  Revolving  Notes within 10 days after the related  Targeted  Final Payment Date, the amount of interest  deposited into the Reserve  Sub-Account  pursuant to Section  3.05(a)(xv)  shall be paid to the Holders of the related Class of Term Notes,  together  with the Note Balance of such Class,  in an amount equal to the interest accrued on such Class of Term Notes through the date of payment.

(d)      On each Payment Date, the Paying Agent shall apply,  from amounts on deposit in the Note Payment  Account, and in accordance  with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth in Section 3.05(a).

                  Amounts  paid to  Noteholders  shall  be paid in  respect  of the  Notes in  accordance  with the applicable  percentage  as set forth in  Section 3.05(e).  Interest  on the Notes will be  computed on the basis of the actual number of days in each  Interest  Period and a 360-day year.  Any  installment  of interest or principal payable on any Note that is  punctually  paid or duly  provided  for by the Issuer on the  applicable  Payment Date shall be paid to the Noteholder of record thereof on the immediately  preceding  Record Date by wire transfer to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture Trustee,  or by check or money order mailed to such  Noteholder at such  Noteholder's  address  appearing in the Note  Register,  the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's  Notes;  provided, that the  Indenture  Trustee  shall not pay to any such  Noteholder  any amounts  required  to be  withheld  from a payment to such Noteholder by the Code.

(e)      Principal  of each Note shall be due and  payable in full on the Final  Payment  Date as  provided  in the applicable  form of Note set forth in Exhibits A-1 and A-2. All  principal  payments on the Term Notes and Variable
Pay Revolving  Notes of each Class shall be made in accordance  with the priorities set forth in  Sections 3.05(a),
3.05(b) and 3.05(c) to the  Noteholders  entitled  thereto in  accordance  with the  related  Percentage  Interests represented  thereby.  Upon written  notice to the Indenture  Trustee by the Issuer,  the  Indenture  Trustee shall notify the Person in the name of which a Note is registered  at the close of business on the Record Date  preceding the  applicable  Targeted  Final Payment Date,  the Final Payment Date or other final Payment Date, as  applicable.
Such notice shall be mailed no later than five  Business  Days prior to the Final  Payment Date or such other final
Payment Date and, unless such Note is then a Book-Entry  Note,  shall specify that payment of the principal  amount and any interest due with respect to such Note at the Final  Payment Date or such other final  Payment Date will be payable  only upon  presentation  and  surrender of such Note,  and shall  specify the place where such Note may be presented and surrendered for such final payment.

                      On each Payment Date, the  Overcollateralization  Amount  available to cover any  Liquidation
Loss  Amounts  on such  Payment  Date shall be deemed to be reduced  by an amount  equal to such  Liquidation  Loss
Amounts  (except to the extent that such  Liquidation  Loss  Amounts were covered on such Payment Date by a payment in respect of Liquidation Loss Amounts).

(f)      With  respect  to any  Payment  Date,  interest  payments  on the Notes  will be reduced by any Relief Act
Shortfalls  for the  related  Collection  Period on a pro rata  basis in  accordance  with the  amount of  interest payable on the Notes on such Payment Date, absent such reduction.

         Section 3.06 Protection of Trust Estate.

                  (a)      The  Issuer  shall  from time to time  execute  and  deliver  all such  supplements  and amendments  hereto and all such financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i)      maintain or preserve the lien and security  interest (and the priority thereof)
         of this Indenture or carry out more effectively the purposes hereof;

                           (ii)     perfect,  publish  notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii)    cause the Trust to enforce any of the Mortgage Loans; or

                           (iv)     preserve and defend  title to the Trust Estate and the rights of the  Indenture
         Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

                  (b)      Except as otherwise  provided in this Indenture,  the Indenture Trustee shall not remove any portion of the Trust  Estate that  consists of money or is  evidenced by an  instrument,  certificate  or other writing  from the  jurisdiction  in which it was held at the date of the most recent  Opinion of Counsel  delivered pursuant to  Section 3.07  (or from the  jurisdiction  in which it was held as  described in the Opinion of Counsel delivered at the Closing Date pursuant to  Section 3.07,  if no Opinion of Counsel has yet been delivered  pursuant to  Section 3.07)  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and  security  interest  created by this  Indenture  with  respect to such  property  will  continue to be maintained after giving effect to such action or actions.

         The Issuer  hereby  designates  the  Indenture  Trustee  its agent and  attorney-in-fact  to  execute  any financing  statement,  continuation  statement  or  other  instrument  required  to be  executed  pursuant  to this
Section 3.06.

         Section 3.07 Opinions as to Trust Estate.

         On the Closing Date,  the Issuer shall  furnish to the Indenture  Trustee and the Owner Trustee an Opinion
of Counsel at the  expense of the Issuer  stating  that,  upon  delivery  of the Loan  Agreements  relating  to the
Initial  Mortgage  Loans to the  Indenture  Trustee or the  Custodian  in the State of [ ], the  Indenture  Trustee
will have a perfected, first priority security interest in such Mortgage Loans.

         On or before  December  31st in each  calendar  year,  beginning in [ ], the Issuer  shall  furnish to the
Indenture  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating that, in the opinion of such counsel,  no further action is necessary to maintain a perfected,  first priority security interest in the Mortgage
Loans  until  December 31 in the  following  calendar  year or, if any such  action is  required  to maintain  such security  interest in the Mortgage  Loans,  such Opinion of Counsel  shall also  describe  the  recording,  filing, re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite documents and the execution and filing of any financing  statements and continuation  statements that will, in the opinion of such  counsel,  be required to maintain  the  security  interest  in the  Mortgage  Loans until  December 31 in the following calendar year.

         Section 3.08 Performance of Obligations; Servicing Agreement.

                  (a)      The Issuer shall  punctually  perform and observe all of its  obligations and agreements contained in this  Indenture,  the Basic  Documents and in the  instruments  and  agreements  included in the Trust
Estate.

                  (b)      The Issuer may contract with other  Persons to assist it in performing  its duties under this  Indenture,  and any  performance  of such  duties  by a Person  identified  to the  Indenture  Trustee  in an
Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                  (c)      The Issuer  shall not take any  action or permit  any action to be taken by others  that would release any Person from any of such Person's  covenants or  obligations  under any of the documents  relating to the  Mortgage  Loans or under  any  instrument  included  in the  Trust  Estate,  or that  would  result  in the amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or effectiveness of, any of the documents  relating to the Mortgage  Loans or any such  instrument,  except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

                  (d)      The Issuer may retain an  administrator  and may enter into contracts with other Persons for the performance of the Issuer's  obligations  hereunder,  and  performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09 Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

                  (a)      except as expressly permitted by this Indenture,  sell, transfer,  exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

                  (b)      claim any credit on, or make any  deduction  from the  principal or interest  payable in respect of, the Notes  (other than  amounts  properly  withheld  from such  payments  under the Code) or assert any claim  against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (c)      (i) permit the validity or  effectiveness  of this  Indenture to be impaired,  or permit the lien of this  Indenture to be amended,  hypothecated,  subordinated,  terminated or  discharged,  or permit any
Person to be released from any covenants or obligations  with respect to the Notes under this  Indenture  except as may be expressly permitted hereby,  (ii) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other  encumbrance  (other than the lien of this  Indenture) to be created on or extend to or otherwise  arise upon or burden the Trust  Estate or any part thereof or any interest  therein or the  proceeds  thereof or  (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (d)      impair  or cause to be  impaired  the  Issuer's  interest  in the  Mortgage  Loans,  the
Purchase  Agreement or in any other Basic Document,  if any such action would  materially and adversely  affect the interests of the Noteholders.

         Section 3.10 Annual  Statement  as to  Compliance.  The Issuer  shall  deliver to the  Indenture  Trustee, within 120 days  after the end of each  fiscal  year of the Issuer  (commencing  with the fiscal  year  ending on [
]), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (a)      a review of the activities of the Issuer during such year and of its  performance  under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

                  (b)      to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all  conditions  and covenants  under this  Indenture and the  provisions of the Trust  Agreement throughout  such year,  or, if there has been a default in its  compliance  with any such  condition  or  covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11 Recordation  of  Assignments.  The  Issuer  shall  enforce  the  obligation,  if any,  of the
Sellers  under the  Purchase  Agreement to submit or cause to be  submitted  for  recordation  all  Assignments  of
Mortgages within 60 days of receipt of recording information by the Servicer.

         Section 3.12 Representations  and Warranties  Concerning the Mortgage  Loans.  The Indenture  Trustee,  as
pledgee of the Mortgage Loans, shall have the benefit of (i) the  representations  and warranties made by _________
in Section 3.1(a)  and  Section 3.1(b) of the Purchase  Agreement and (ii) the benefit of the  representations  and warranties made by _________ in Section 3.1(d)  of the Purchase  Agreement,  in each case,  concerning the Mortgage
Loans and the right to enforce the remedies  against  _________ or  __________  provided in  Section 3.1(e)  of the
Purchase  Agreement,  as applicable,  to the same extent as though such  representations  and warranties  were made directly to the Indenture Trustee.

         Section 3.13 Assignee of Record of the Mortgage  Loans.  As pledgee of the Mortgage  Loans,  the Indenture
Trustee shall hold title to the Mortgage  Loans by being named as payee in the  endorsements  or assignments of the
Loan  Agreements  and assignee in the  Assignments  of Mortgage to be delivered  under  Section 2.1 of the Purchase
Agreement.  Except as expressly  provided in the Purchase  Agreement or in the Servicing  Agreement with respect to any specific  Mortgage  Loan,  the Indenture  Trustee shall not execute any  endorsement or assignment or otherwise release or transfer such title to any of the Mortgage  Loans until such time as the  remaining  Trust Estate may be released  pursuant to Section  8.05(b).  The  Indenture  Trustee's  holding of such title shall in all  respects be subject to its fiduciary obligations to the Noteholders hereunder.

         Section 3.14 Servicer as Agent and Bailee of the  Indenture  Trustee.  Solely for  purposes of  perfection under Section 9-313 or 9-314 of the UCC or other similar  applicable  law, rule or regulation of the state in which such property is held by the Servicer,  the Issuer and the Indenture  Trustee hereby  acknowledge that the Servicer is acting as agent and  bailee of the  Indenture  Trustee in holding  amounts on deposit in the  Custodial  Account pursuant to Section 3.02 of the  Servicing  Agreement  that are  allocable to the  Mortgage  Loans,  as well as the agent and bailee of the Indenture  Trustee in holding any Related  Documents  released to the Servicer  pursuant to
Section  3.06(c) of the  Servicing  Agreement,  and any other items  constituting  a part of the Trust Estate which from time to time come into the possession of the Servicer.  It is intended  that, by the Servicer's  acceptance of such agency  pursuant to Section  3.02 of the  Servicing  Agreement,  the  Indenture  Trustee,  as a pledgee of the
Mortgage Loans, will be deemed to have possession of such Related  Documents,  such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

         Section 3.15 Investment  Company  Act. The Issuer  shall not become an  "investment  company" or under the
"control" of an "investment  company" as such terms are defined in the  Investment  Company Act of 1940, as amended
(or any successor or amendatory  statute),  and the rules and regulations  thereunder (taking into account not only the  general  definition  of the term  "investment  company"  but also any  available  exceptions  to such  general definition);  provided,  however,  that the Issuer shall be in  compliance  with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16 Issuer May Consolidate, etc.

                  (a)      The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (i)      the  Person  (if  other  than  the  Issuer)   formed  by  or   surviving   such
         consolidation  or merger shall be a Person  organized and existing  under the laws of the United States of
         America  or  any  state  or  the  District  of  Columbia  and  shall  expressly  assume,  by an  indenture supplemental hereto,  executed and delivered to the Indenture Trustee, in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholders  and the performance or observance of every  agreement  and  covenant of this  Indenture  on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii)     immediately after giving effect to such transaction,  no Event of Default shall have occurred and be continuing;

                           (iii)    the Enhancer  shall have  consented  thereto and each Rating  Agency shall have notified the Issuer that such transaction  will not cause a Rating Event,  without taking into account the
         Policy;

                           (iv)     the Issuer shall have received an Opinion of Counsel (and shall have  delivered copies  thereof to the Indenture  Trustee and the Enhancer) to the effect that such  transaction  will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                           (v)      any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken; and

                           (vi)     the  Issuer  shall  have  delivered  to  the  Indenture  Trustee  an  Officer's
         Certificate  and an  Opinion  of  Counsel  each  stating  that  such  consolidation  or  merger  and  such supplemental  indenture  comply with this  Article III and that all conditions  precedent  herein provided for relating to such  transaction  have been complied with  (including any filing required by the Exchange
         Act).

                  (b)      The Issuer  shall not convey or  transfer  any of its  properties  or assets,  including those included in the Trust Estate, to any Person, unless:

                           (i)      the Person that acquires by conveyance  or transfer the  properties  and assets of the Issuer the  conveyance  or  transfer of which is hereby  restricted  shall  (A) be a United  States citizen or a Person  organized  and existing  under the laws of the United States of America or any state,
         (B) expressly  assumes,  by an indenture  supplemental  hereto,  executed and  delivered to the  Indenture
         Trustee,  in form satisfactory to the Indenture Trustee,  the due and punctual payment of the principal of and  interest on all Notes and the  performance  or  observance  of every  agreement  and covenant of this
         Indenture on the part of the Issuer to be performed or  observed,  all as provided  herein,  (C) expressly agrees  by means of such  supplemental  indenture  that all  right,  title and  interest  so  conveyed  or transferred  shall be subject  and  subordinate  to the  rights of  Noteholders  of the Notes,  (D) unless otherwise  provided  in such  supplemental  indenture,  expressly  agrees to  indemnify,  defend  and hold harmless  the Issuer  against and from any loss,  liability  or expense  arising  under or related to this
         Indenture  and the  Notes  and  (E) expressly  agrees by means of such  supplemental  indenture  that such
         Person (or if a group of Persons,  then one specified  Person) shall make all filings with the  Commission
         (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii)     immediately  after giving  effect to such  transaction,  no Default or Event of
         Default shall have occurred and be continuing;

                           (iii)    the Enhancer  shall have consented  thereto,  and each Rating Agency shall have notified the Issuer that such transaction  will not cause a Rating Event, if determined  without regard to the Policy;

                           (iv)     the Issuer shall have received an Opinion of Counsel (and shall have  delivered copies thereof to the Indenture  Trustee) to the effect that such  transaction  will not have any material adverse tax consequence to the Issuer or any Noteholder;

                           (v)      any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken; and

                           (vi)     the  Issuer  shall  have  delivered  to  the  Indenture  Trustee  an  Officer's
         Certificate  and  an  Opinion  of  Counsel  each  stating  that  such  conveyance  or  transfer  and  such supplemental  indenture  comply with this  Article III and that all conditions  precedent  herein provided for relating to such  transaction  have been complied with  (including any filing required by the Exchange
         Act).

         Section 3.17 Successor or Transferee.

                  (a) Upon any  consolidation  or merger of the  Issuer in  accordance  with  Section 3.16(a),  the
Person  formed by or surviving  such  consolidation  or merger (if other than the Issuer)  shall succeed to, and be substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a  conveyance  or transfer of all the assets and  properties  of the Issuer  pursuant to
Section 3.16(b),  the Issuer shall be released from every  covenant and agreement of this  Indenture to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written  notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18 No Other  Business.  The  Issuer  shall not  engage in any  business  other  than  financing, purchasing,  owning and selling and managing the Mortgage Loans and the issuance of the Notes and  Certificates  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19 No  Borrowing.  The Issuer shall not issue,  incur,  assume,  guarantee  or otherwise  become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.20 Guarantees,  Loans, Advances and Other Liabilities.  Except as contemplated by this Indenture or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or  indirectly  or by an  instrument  having  the  effect of  assuring  another's  payment  or  performance  on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently  liable,  directly or indirectly,  in connection with the obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire
(or agree  contingently  to do so) any stock,  obligations,  assets or securities  of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21 Capital  Expenditures.  The Issuer shall not make any  expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22 Owner  Trustee Not Liable for  Certificates  or Related  Documents.  The  recitals  contained herein shall be taken as the  statements of the Issuer,  and the Owner Trustee and the Indenture  Trustee assume no responsibility  for the correctness of the recitals  contained herein.  The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic  Document,  of the
Certificates  (other than the signatures of the Owner Trustee or the Indenture  Trustee on the Certificates) or the
Notes,  or of any  Related  Documents.  The  Owner  Trustee  and the  Indenture  Trustee  shall at no time have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments  to be  distributed  to  Certificateholders  under the  Trust  Agreement  or the  Noteholders  under  this
Indenture,  including,  the  compliance  by the Depositor or the Sellers with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

         Section 3.23 Restricted  Payments.  The Issuer shall not, directly or indirectly,  (i) pay any dividend or make any  distribution  (by  reduction  of  capital  or  otherwise),  whether in cash,  property,  securities  or a combination  thereof,  to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise  with respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such  ownership  or equity  interest  or security or (iii) set aside or  otherwise segregate any amounts for any such purpose;  provided,  however, that the Issuer may make, or cause to be made, (x)
distributions  to the Owner  Trustee and the  Certificateholders  as  contemplated  by, and to the extent funds are available for such purpose  under,  the Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or distributions from the
Custodial Account except in accordance with this Indenture and the other Basic Documents.

         Section 3.24 Notice of Events of Default.  The Issuer shall give the Indenture  Trustee,  the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25 Further  Instruments  and Acts.  Upon  request of the  Indenture  Trustee,  the Issuer  shall execute and deliver such further  instruments and do such further acts as may be reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 3.26 Statements  to  Noteholders.  On each Payment  Date,  each of the  Indenture  Trustee and the
Certificate  Registrar  shall make  available  to the  Depositor,  the Owner  Trustee,  each  Rating  Agency,  each
Noteholder  and each  Certificateholder,  with a copy to the Enhancer,  the Servicing  Certificate  provided to the
Indenture  Trustee by the  Servicer  relating to such Payment  Date and  delivered  pursuant to Section 4.01 of the
Servicing Agreement.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing  the same  information  in an  alternative  format)  available  each  month to  Securityholders  and the
Enhancer,  and other  parties to this  Indenture  via the  Indenture  Trustee's  internet  website.  The  Indenture
Trustee's  internet  website shall initially be located at  "www.ctslink.com."  Assistance in using the website can be obtained by calling the Indenture  Trustee's  customer  service desk at (301) 815-6600.  Parties that are unable to use the above  distribution  options  are  entitled  to have a paper copy mailed to them via first class mail by calling the customer  service desk and indicating  such.  The Indenture  Trustee shall have the right to change the way the statement to  Securityholders  are distributed in order to make such  distribution  more convenient or more accessible to the above parties and the Indenture  Trustee shall provide  timely and adequate  notification  to all above parties  regarding  any such changes.  The Indenture  Trustee may require  registration  and  acceptance of a disclaimer in connection with providing access to its website.

         Section 3.27 Determination  of Note Rate. On the second LIBOR Business Day  immediately  preceding (i) the
Closing Date in the case of the first Interest  Period and (ii) the first day of each succeeding  Interest  Period, the Indenture  Trustee  shall  determine  LIBOR and the  applicable  Note Rate for such  Interest  Period and shall inform the Issuer, the Servicer and the Depositor by means of the Indenture Trustee's online service.

         Section 3.28 Payments under the Policy.

                  (a) (i) If the Servicing  Certificate  specifies a Policy Draw Amount for any Payment  Date,  the
Indenture  Trustee  shall make a draw on the Policy in an amount  specified in the Servicing  Certificate  for such
Payment Date or, if no amount is  specified,  the  Indenture  Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note Payment  Account is less than  interest due on the Notes on such Payment
Date.

                  (ii) The Indenture  Trustee  shall deposit or cause to be deposited  such Policy Draw Amount into the Note Payment  Account on such Payment  Date to the extent such amount  relates to clause (a) of the  definition of "Deficiency Amount" or clause (b) of the definition of "Insured Amount".

                  (iii)  To the  extent  such  amount  relates  to  clause  (b) of the  definition  of  "Deficiency
Amount", the Indenture Trustee shall (i) during the Revolving Period,  deposit such amount into the Funding Account as  Principal  Collections  and (ii) during the  Amortization  Periods,  deposit  such amount into the Note Payment
Account.

                  (b) The Indenture  Trustee  shall  submit,  if a Policy Draw Amount is specified in any statement to Securityholders  prepared pursuant to Section 4.01 of the Servicing Agreement,  the Notice (in the form attached as Exhibit A to the  Policy) to the  Enhancer  no later than 12:00 noon,  New York City time,  on the second  (2nd)
Business Day prior to the applicable Payment Date.

         Section 3.29 Replacement/Additional  Enhancement.  The Issuer (or the  Servicer on its behalf) may, at its expense,  in accordance with and upon  satisfaction  of the conditions set forth herein,  but shall not be required to, obtain a surety bond,  letter of credit,  guaranty or reserve account as a Permitted  Investment for amounts on deposit in the Capitalized  Interest Account,  or may arrange for any other form of additional credit  enhancement;
provided,  that after prior notice  thereto,  no Rating  Agency shall have  informed the Issuer that a Rating Event would occur as a result thereof  (without taking the Policy into account);  and provided  further,  that the issuer of any such  instrument or facility and the timing and mechanism for drawing on such additional  enhancement  shall be  acceptable  to the  Indenture  Trustee and the  Enhancer.  It shall be a condition to  procurement  of any such additional  credit  enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of
Counsel,  acceptable  in form to the  Indenture  Trustee and the  Enhancer,  from  counsel to the  provider of such additional credit  enhancement with respect to the  enforceability  thereof and such other matters as the Indenture
Trustee or the  Enhancer  may  require  and (b) an Opinion of Counsel to the effect  that the  procurement  of such additional  enhancement  would not (i) adversely  affect in any material respect the tax status of the Notes or the
Certificates  or (ii) cause the  Issuer to be taxable as an  association  (or a publicly  traded  partnership)  for federal  income tax purposes or to be classified as a taxable  mortgage pool within the meaning of Section  7701(i)
of the Code.

         Section 3.30 Additional Representations of Issuer.

         The Issuer hereby represents and warrants to the Indenture Trustee that as of the Closing Date:

(a)      This Indenture  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Loan  Agreements  in favor of the  Indenture  Trustee,  which  security  interest is prior to all other Liens (except as expressly permitted  otherwise in this Indenture),  and is enforceable as such as against creditors of and purchasers from the Issuer.

(b)      The Loan Agreements constitute "instruments" within the meaning of the applicable UCC.

(c)       The Issuer owns and has good and marketable  title to the Loan  Agreements  free and clear of any Lien of any Person.

(d)      The original  executed copy of each Loan Agreement  (except for any Loan Agreement with respect to which a
              Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e)      The Issuer has received a written  acknowledgment  from the Custodian  that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

(f)      Other than the  security  interest  granted to the  Indenture  Trustee  pursuant  to this  Indenture,  the
              Issuer has not pledged,  assigned,  sold,  granted a security interest in, or otherwise  conveyed any of the  Loan  Agreements.  The  Issuer  has not  authorized  the  filing  of and is not  aware of any financing  statements  against the Issuer that include a description of collateral  covering the Loan
              Agreements  other than any  financing  statement  relating to the  security  interest  granted to the
              Indenture  Trustee  hereunder or any security  interest that has been  terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)      None of the Loan Agreements has any marks or notations  indicating  that they have been pledged,  assigned or  otherwise  conveyed  to any  Person  other  than  the  Indenture  Trustee,  except  for  (i)  any endorsements  that are part of a  complete  chain of  endorsements  from the  originator  of the Loan
              Agreement to the  Indenture  Trustee,  and (ii) any marks or notations  pertaining to Liens that have been terminated or released.

(h)      None of the  provisions of this Section 3.30 shall be waived without the prior written  confirmation  from
              Standard  &  Poor's  that  such  waiver  shall  not  result  in a  reduction  or  withdrawal  of  the then-current rating of the Notes.

                                                    ARTICLE IV

                                The Notes; Satisfaction And Discharge Of Indenture

         Section 4.01 The Notes; Variable Pay Revolving Notes

                  (a) The Term Notes shall be  registered in the name of a nominee  designated  by the  Depository.
Beneficial  Owners will hold  interests in the Term Notes through the  book-entry  facilities of the  Depository in minimum initial Term Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture  Trustee may for all purposes  (including the making of payments due on the Notes) deal with the Depository as the  authorized  representative  of the Beneficial  Owners with respect to the Term Notes for the purposes  of  exercising  the  rights of  Noteholders  of Term  Notes  hereunder.  Except as  provided  in the next succeeding  paragraph of this  Section 4.01,  the rights of Beneficial  Owners with respect to the Term Notes shall be limited to those  established  by law and  agreements  between such  Beneficial  Owners and the  Depository  and
Depository  Participants.  Except  as  provided  in  Section 4.08,  Beneficial  Owners  shall  not be  entitled  to definitive  certificates  for the Term Notes as to which they are the  Beneficial  Owners.  Requests and directions from,  and votes of, the  Depository as Noteholder of the Term Notes shall not be deemed  inconsistent  if they are made with respect to different  Beneficial  Owners.  The Indenture  Trustee may establish a reasonable  record date in connection  with  solicitations  of consents from or voting by Noteholders  and give notice to the Depository of such record date.  Without the consent of the Issuer and the  Indenture  Trustee,  no Term Note may be  transferred by the  Depository  except  to a  successor  Depository  that  agrees  to hold  such  Note for the  account  of the
Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository,  the Indenture Trustee,  at the  request of the  Servicer  and with the  approval  of the  Issuer may  appoint a  successor  Depository.  If no successor  Depository has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee and upon Issuer  Order,  authenticated  by the Note  Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

                  (b) The Variable  Pay  Revolving  Notes issued on the Closing Date shall be issued in  definitive form and  shall  bear the  designation  "Class  A-1  VPRN-1,"  "Class  A-2  VPRN-1"  and  "Class  A-3  VPRN-1,"  as
applicable,  and each new Class of Variable Pay Revolving  Notes will be issued in  definitive  form and shall bear sequential numerical designations in the order of their issuance.

         Section 4.02 Registration  of  and  Limitations  on  Transfer  and  Exchange  of  Notes;  Appointment  of
Certificate  Registrar.  The  Issuer  shall  cause to be kept at the  Indenture  Trustee's  [_____________]  a Note
Register in which,  subject to such  reasonable  regulations as it may prescribe,  the Note Registrar shall provide for the  registration  of Notes and of transfers  and  exchanges  of Notes as herein  provided.  The Issuer  hereby appoints the Indenture Trustee as the initial Note Registrar.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the  [_____________],  the Issuer shall  execute,  and the Note  Registrar  shall  authenticate  and deliver,  in the name of the  designated  transferee or  transferees,  one or more new Notes in authorized  initial
Note Balances evidencing the same aggregate Percentage Interests.

         No transfer,  sale,  pledge or other  disposition  of a Variable Pay  Revolving  Note shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities
Act, and any  applicable  state  securities  laws or is made in accordance  with said Act and laws. In the event of any such  transfer,  the  Indenture  Trustee or the Issuer shall  require the  transferee  to either (i) execute an investment  letter  in  substantially  the form  attached  hereto  as  Exhibit B  (or in such  form  and  substance reasonably  satisfactory to the Indenture Trustee and the Issuer) which investment  letters shall not be an expense of the Owner  Trustee,  the  Indenture  Trustee,  the Servicer,  the  Depositor or the Issuer and which  investment letter states that, among other things, such transferee (a) is a "qualified  institutional  buyer" as defined under
Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined under
Rule 144A,  and (b) is aware  that the  proposed  transferor  intends to rely on the  exemption  from  registration requirements  under the  Securities  Act,  provided by Rule 144A or (ii) deliver to the  Indenture  Trustee and the
Issuer  (a) an  investment  letter  executed  by the  transferee  in  substantially  the form of  Exhibit D,  (b) a representation  letter  executed by the  transferor  in  substantially  the form of Exhibit E and (c) an opinion of counsel to the effect that such transfer is not required to be registered  under the  Securities  Act and the facts surrounding  the transfer do not create a security that is required to be registered  under the Securities  Act, in each case,  acceptable  to and in form and  substance  reasonably  satisfactory  to the  Issuer  and the  Indenture
Trustee,  which  opinion and letters  shall not be an expense of the Owner  Trustee,  the  Indenture  Trustee,  the
Servicer,  the Depositor or the Issuer.  The  Noteholder  of a Variable Pay Revolving  Note desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Indenture  Trustee,  the Enhancer and the Issuer against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws. In addition,  no transfer of any Variable Pay Revolving  Note or any interest  therein shall be made to any employee benefit plan or certain other  retirement  plans and  arrangements,  including  individual  retirement accounts  and  annuities,  Keogh  plans and bank  collective  investment  funds and  insurance  company  general or separate  accounts  in which such  plans,  accounts  or  arrangements  are  invested,  that are subject to ERISA or
Section 4975 of the Code  (collectively,  a "Plan"),  any Person acting,  directly or indirectly,  on behalf of any such Plan or any  Person  acquiring  such  Variable  Pay  Revolving  Note with "plan  assets" of a Plan  within the meaning of the Department of Labor  Regulations  Section 2510.3-101  ("Plan Assets")  unless the Indenture  Trustee and the Servicer are provided  with an Opinion of Counsel that  establishes  to the  satisfaction  of the Indenture
Trustee and the Servicer that the purchase of such  Variable Pay Revolving  Note is  permissible  under  applicable law, will not constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the  Indenture  Trustee or the  Servicer to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken in this  Indenture,  which
Opinion of Counsel  shall not be an expense of the Indenture  Trustee or the  Servicer.  In lieu of such Opinion of
Counsel,  any Person  acquiring  such Variable Pay  Revolving  Note shall  provide a  certification  in the form of
Exhibit G to the Trust  Agreement,  which the  Indenture  Trustee and the  Servicer  may rely upon without  further inquiry or  investigation.  Neither an Opinion of Counsel nor a  certification  will be required in connection with the initial  transfer of any such Variable Pay  Revolving  Note by the Owner Trust to the Depositor or any transfer from the Depositor to an Affiliate of the Depositor (in which case,  the Depositor or any such  Affiliate  shall be deemed  to have  represented  that  the  Depositor  or such  Affiliate,  as  applicable,  is not a Plan or a Person investing  Plan  Assets of any Plan) and the  Indenture  Trustee  shall be  entitled  to  conclusively  rely upon a representation  (which shall be a written  representation)  from the Depositor of the status of such  transferee as an Affiliate of the Depositor.

         Until the earlier of (i) 10 days after the  Targeted  Final  Payment  Date for the  related  Class of Term
Notes or (ii) the  occurrence  of an Early  Amortization  Event,  no Variable Pay  Revolving  Note issued after the
Closing Date,  either at issuance or upon sale  transfer,  pledge or other  disposition,  will be registered in the name of any Holder unless such Holder shall have  established,  to the  satisfaction  of the Indenture  Trustee and the  Depositor,  that such  Holder is either  an  Initial  Purchaser,  any  Affiliate  thereof  or a  broker-dealer acquiring a Variable Pay Revolving Note for resale or has the Required  Ratings (or its  obligations are guaranteed by an entity that has the Required  Ratings) or such Holder shall have been  approved by  Noteholders  representing
51% of the aggregate Note Balance of each Class of Term Notes and the Enhancer  (provided that no Enhancer  Default or Insolvency  Event with respect to the Enhancer has occurred and is  continuing),  which approval of the Enhancer shall not be  unreasonably  withheld;  provided,  that if the Enhancer shall not have notified the Depositor or the
Indenture  Trustee within five (5) days of receiving  notice of a proposed  transferee,  that the Enhancer does not approve such Holder, such approval shall be deemed to have been made.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of like tenor, in each case in authorized initial Note Balances  evidencing the same aggregate  Percentage  Interests, upon surrender of the Notes to be exchanged at the  [_____________]  of the Note Registrar.  Whenever any Notes are
so surrendered  for exchange,  the Issuer shall execute and the Note Registrar shall  authenticate  and deliver the
Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note  presented or  surrendered  for registration  of transfer or exchange  shall (if so required  by the Note  Registrar)  be duly  endorsed  by, or be accompanied  by a written  instrument  of transfer  in form  reasonably  satisfactory  to the Note  Registrar  duly executed by, the Noteholder  thereof or his attorney duly  authorized in writing with such signature  guaranteed by a  commercial  bank or trust  company  located or having a  correspondent  located  in The City of New York.  Notes delivered upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The  Issuer  hereby   appoints  the   Indenture   Trustee  as   Certificate   Registrar  to  keep  at  its
[______________] a Certificate  Register pursuant to Section 3.09 of the Trust Agreement in which,  subject to such reasonable  regulations  as it may prescribe,  the  Certificate  Registrar  shall provide for the  registration  of
Certificates  and of  transfers  and  exchanges  thereof  pursuant  to  Section 3.05  of the Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

         Each  purchaser of a Note, by its  acceptance of the Note,  shall be deemed to have  represented  that the acquisition  of such Note by the  purchaser  does not  constitute  or give rise to a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory,  regulatory or  administrative  exemption is available.

         Section 4.03 Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is  surrendered  to the Indenture Trustee,  or the Indenture Trustee receives evidence to its satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is  delivered  to the  Indenture  Trustee  such  security or indemnity as may be required  by it to hold the  Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the
Issuer,  the Note  Registrar or the Indenture  Trustee that such Note has been  acquired by a bona fide  purchaser, and provided  that the  requirements  of Section 8 405 of the UCC are met, the Issuer shall  execute,  and upon its request the Indenture  Trustee shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or  stolen  Note,  a  replacement  Note of the same  class;  provided,  however,  that if any such destroyed,  lost or stolen Note, but not a mutilated Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen Note when so due or  payable  without  surrender  thereof.  If,  after the  delivery  of such  replacement  Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the  preceding  sentence,  a bona fide  purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the  Indenture  Trustee  shall be entitled to recover such  replacement  Note (or such payment) from the
Person  to whom it was  delivered  or any  Person  taking  such  replacement  Note  from  such  Person to whom such replacement  Note was  delivered  or any  assignee  of such  Person,  except a bona  fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this  Section 4.03,  the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.

         The  provisions of this  Section 4.03  are exclusive and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04 Persons Deemed Owners.  Prior to due  presentment  for  registration of transfer of any Note, the Issuer,  the  Indenture  Trustee and any agent of the Issuer or the  Indenture  Trustee may treat the Person in whose name any Note is  registered  (as of the day of  determination)  as the owner of such Note for the purpose of receiving  payments of  principal  of and  interest,  if any, on such Note and for all other  purposes  whatsoever, whether or not such Note be overdue,  and none of the Issuer,  the Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05 Cancellation.  All Notes  surrendered  for payment,  registration  of  transfer,  exchange or redemption  shall,  if  surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The Issuer may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all Notes so  delivered  shall be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated in lieu of or in exchange for any Notes cancelled as provided in this  Section  4.05,  except as  expressly  permitted  by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request that they be destroyed or returned to it;  provided, however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

         Section 4.06 Book-Entry Notes. Each Class of Term Notes,  upon original  issuance,  shall be issued in the form of typewritten Notes  representing the Book-Entry Notes, to be delivered to The Depository Trust Company,  the initial  Depository,  by, or on behalf of, the Issuer.  Such Term Notes shall  initially be  registered on the Note
Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial  Owner shall receive
a  Definitive  Note  representing   such  Beneficial   Owner's  interest  in  such  Note,  except  as  provided  in
Section 4.08.  Unless and until  definitive,  fully  registered  Term Notes  (such Term  Notes,  together  with the
Variable Pay Revolving  Notes,  the "Definitive  Notes") have been issued to Beneficial  Owners pursuant to Section
4.08:

                  (a) the provisions of this Section 4.06 shall be in full force and effect;

                  (b) the Note  Registrar and the Indenture  Trustee shall be entitled to deal with the  Depository for all  purposes of this  Indenture  (including  the  payment of  principal  of and  interest on the Notes and the giving  of  instructions  or  directions  hereunder)  as the sole  holder  of the Term  Notes,  and  shall  have no obligation to the Beneficial Owners;

                  (c) to the extent that the  provisions of this  Section 4.06  conflict with any other  provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (d) the rights of Beneficial  Owners shall be exercised  only through the Depository and shall be limited to those  established  by law and  agreements  between such Owners of Term Notes and the  Depository or the
Depository  Participants.  Unless and until  Definitive  Notes are issued  pursuant  to Section  4.08,  the initial
Depository will make book-entry  transfers among the Depository  Participants and receive and transmit  payments of principal of and interest on the Notes to such Depository Participants; and

                  (e) whenever this Indenture  requires or permits  actions to be taken based upon  instructions or directions of Noteholders of Term Notes  evidencing a specified  percentage of the Note Balances of the Term Notes, the Depository  shall be deemed to represent such percentage  only to the extent that it has received  instructions to such effect from  Beneficial  Owners or  Depository  Participants  owning or  representing,  respectively,  such required  percentage  of the  beneficial  interest in the Term Notes and has  delivered  such  instructions  to the
Indenture Trustee.

         Section 4.07 Notices to Depository.  Whenever a notice or other  communication  to the  Noteholders of the
Term Notes is  required  under this  Indenture,  unless and until  Definitive  Term Notes shall have been issued to
Beneficial  Owners pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications specified  herein to be given to Noteholders of the Term Notes to the  Depository,  and shall have no obligation to the Beneficial Owners.

         Section 4.08 Definitive  Notes.  Each  Variable Pay Revolving  Note shall be issued as a Definitive  Note.
If (i) the Indenture  Trustee  determines  that the Depository is no longer  willing or able to properly  discharge its  responsibilities  with  respect to the Term Notes and the  Indenture  Trustee is unable to locate a  qualified successor,  (ii) the Depositor,  with the prior consent of the Beneficial  Owners,  notifies the Indenture  Trustee and the Depository that it has elected to terminate the book-entry  system through the  Depository,  or (iii) after the  occurrence  of an  Event of  Default,  Beneficial  Owners  of Term  Notes  representing  beneficial  interests aggregating  at least a majority of the  aggregate  Term Note  Balance of the Term Notes advise the  Depository  in writing that the  continuation of a book-entry  system through the Depository is no longer in the best interests of the Beneficial  Owners,  then the Depository  shall notify all Beneficial  Owners and the Indenture  Trustee of the
occurrence of any such event and of the  availability  of  Definitive  Notes to Beneficial  Owners  requesting  the same. Upon surrender to the Indenture  Trustee of the typewritten  Term Notes  representing the Book-Entry Notes by the Depository (or Percentage  Interest of the Book-Entry Notes being transferred  pursuant to clause (iii) above), accompanied by registration  instructions,  the Issuer shall execute and the Indenture  Trustee shall  authenticate the  Definitive  Notes  in  accordance  with the  instructions  of the  Depository.  None of the  Issuer,  the Note
Registrar or the  Indenture  Trustee shall be liable for any delay in delivery of such  instructions,  and each may conclusively  rely on, and shall be protected  in relying on, such  instructions.  Upon the issuance of  Definitive
Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

         Section 4.09 Tax  Treatment.  The Issuer has entered  into this  Indenture,  and the Notes will be issued, with the intention  that,  for federal,  state and local income,  single  business and franchise tax purposes,  the
Notes will be treated as  indebtedness  for purposes of such taxes.  The Issuer,  by entering into this  Indenture, and each  Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry  Note),  agree to treat the Notes for federal,  state and local income,  single business and franchise tax purposes as indebtedness for purposes of such taxes.

         Section 4.10 Satisfaction  and  Discharge  of  Indenture.  This  Indenture  shall  cease to be of  further effect  with  respect  to the Notes  except  as to (i)  rights of  registration  of  transfer  and  exchange,  (ii)
substitution  of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive  payments of principal  thereof and interest  thereon,  (iv) Sections  3.03,  3.04,  3.06,  3.09,  3.16,  3.18 and 3.19, (v) the
rights,  obligations  and  immunities of the Indenture  Trustee  hereunder  (including  the rights of the Indenture
Trustee under  Section 6.07 and the  obligations  of the Indenture  Trustee under Section 4.11) and (vi) the rights of  Noteholders  as  beneficiaries  hereof with  respect to the property so deposited  with the  Indenture  Trustee payable to all or any of them,  and the  Indenture  Trustee,  on demand of and at the expense of the Issuer,  shall execute proper  instruments  acknowledging  satisfaction and discharge of this Indenture with respect to the Notes, when:

                           (A)      either:

                                    (1) all Notes  theretofore  authenticated  and delivered  (other than (i) Notes that  have  been  destroyed,  lost or stolen  and that  have  been  replaced  or paid as provided in  Section 4.03  and (ii) Notes for whose payment money has  theretofore  been deposited in trust or segregated and held in trust by the Issuer and  thereafter  repaid to the Issuer or  discharged  from such trust,  as provided in  Section 3.03)  have been delivered to the Indenture Trustee for cancellation; or

                                    (2) all  Notes  not  theretofore   delivered  to  the  Indenture   Trustee  for
                           cancellation:

                                            a)   have become due and payable;

                                            b)   will become due and payable at the Final  Payment  Date within one year; or

                                            c)   have  been  declared  immediately  due  and  payable  pursuant  to
                                    Section 5.02.

         and the  Issuer  has  irrevocably  deposited  or caused to be  irrevocably  deposited  with the  Indenture
         Trustee cash or direct  obligations  of or  obligations  guaranteed by the United States of America (which will  mature  prior to the date  such  amounts  are  payable),  in trust  for such  purpose,  in an amount sufficient to pay and discharge the entire  indebtedness on such Notes and  Certificates  then Outstanding not theretofore  delivered to the Indenture  Trustee for cancellation  when due on the Final Payment Date, as  evidenced to the  Indenture  Trustee by an  accountant's  letter or an  Officer's  Certificate  of the
         Issuer;

                           (B)      the Issuer has paid or caused to be paid all other sums payable  hereunder  and under the Insurance Agreement by the Issuer; and

                           (C)      the  Issuer  has  delivered  to the  Indenture  Trustee  and  the  Enhancer  an
                  Officer's  Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements  of
                  Section 10.01  and each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of
                  Counsel relates to a deposit made in connection  with  Section 4.10(A)(2)b.  above,  such opinion shall  further  be to the  effect  that  such  deposit  will not have any  material  adverse  tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11 Application  of Trust Money.  All monies  deposited  with the Indenture  Trustee  pursuant to
Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the
Indenture Trustee may determine,  to the  Securityholders of Securities,  of all sums due and to become due thereon for principal and interest;  but such monies need not be segregated  from other funds except to the extent required herein or required by law.

         Section 4.12 Subrogation and  Cooperation.  The Issuer and the Indenture  Trustee  acknowledge that (i) to the extent the Enhancer makes  payments  under the Policy on account of principal of or interest on the Notes,  the
Enhancer  will be fully  subrogated to the rights the  Noteholders  to receive such  principal  and  interest,  and
(ii) the  Enhancer  shall be paid such  principal  and  interest  only from the sources and in the manner  provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture  Trustee shall  cooperate in all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the Enhancer's  rights or interest  under this Indenture or the Insurance  Agreement, consistent  with this  Indenture and without  limiting the rights of the  Noteholders as otherwise set forth in the
Indenture,  including  upon the occurrence and  continuance of a default under the Insurance  Agreement,  a request
(which request shall be in writing) to take any one or more of the following actions:

                           (i)      institute  Proceedings  for the  collection  of all amounts then payable on the
         Notes or under  this  Indenture  in  respect  to the Notes and all  amounts  payable  under the  Insurance
         Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                           (ii)     sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private  Sales (as  defined in  Section 5.15  hereof)  called and  conducted  in any manner permitted by law;

                           (iii)    file or record all assignments that have not previously been recorded;

                           (iv)     institute   Proceedings   from  time  to  time  for  the  complete  or  partial
         foreclosure of this Indenture; and

                           (v)      exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following  the  payment  in full of the  Notes,  the  Enhancer  shall  continue  to have  all  rights  and privileges  provided to it under this  Section and  in all other  provisions of this  Indenture,  until all amounts owing to the Enhancer have been paid in full.

         Section 4.13 Repayment  of  Monies  Held  by  Paying  Agent.  In  connection  with  the  satisfaction  and discharge of this  Indenture  with  respect to the Notes,  all monies then held by any Paying Agent (other than the
Indenture  Trustee) under the  provisions of this  Indenture  with respect to such Notes shall,  upon demand of the
Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05; and  thereupon,  such
Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14 Temporary  Notes.  Pending the  preparation of any Definitive  Notes,  the Issuer may execute and upon its written direction,  the Indenture Trustee may authenticate and make available for delivery,  temporary
Notes that are  printed,  lithographed,  typewritten,  photocopied  or  otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

                                                     ARTICLE V

                                               Default And Remedies

         Section 5.01 Events of Default.  The Issuer  shall  deliver to the  Indenture  Trustee  and the  Enhancer, within  five days after  learning  of the  occurrence  of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the  definition of "Event of Default"  written  notice in the form of an  Officer's  Certificate  of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02 Acceleration  of Maturity;  Rescission and Annulment.  If an Event of Default shall occur and be continuing,  then and in every such case the Indenture  Trustee,  acting at the direction of the Enhancer or the
Noteholders of Notes  representing  not less than a majority of the aggregate  Note Balance of the Notes,  with the written consent of the Enhancer (so long as no Enhancer  Default  exists),  may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by  Noteholders);  and upon any such  declaration,  the unpaid  principal  amount of the Notes,  together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as hereinafter  provided in this  Article V,  the Enhancer or the  Noteholders of Notes  representing a majority of the  aggregate  Note  Balance of the Notes,  with the written  consent of the  Enhancer,  by written  notice to the
Issuer and the  Indenture  Trustee,  may in writing  waive the related  Event of Default and rescind and annul such declaration and its consequences if:

                  (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (i)      all payments of  principal  of and interest on the Notes and all other  amounts that  would  then be due  hereunder  or upon  the  Notes  if the  Event  of  Default  giving  rise to such acceleration had not occurred;

                           (ii)     all  sums  paid  or  advanced  by  the  Indenture  Trustee  hereunder  and  the reasonable  compensation,  expenses,  disbursements  and advances of the Indenture  Trustee and its agents and counsel; and

                           (iii)    all Events of Default,  other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12;

provided that no such waiver shall be effective  following an Early  Amortization  Event if the requisite  consents of the  Noteholders  and the Enhancer have been obtained with respect to a sale or other  liquidation  of the Trust
Estate pursuant to Section 5.04(a).

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

                  (a) The Issuer  covenants  that if default in the  payment of (i) any  interest  on any Note when the same becomes due and payable,  and such default  continues for a period of five days, or (ii) the  principal of or any  installment  of the  principal of any Note when the same becomes due and payable,  the Issuer  shall,  upon demand of the  Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire amount then due and payable on the Notes for principal and interest,  with interest on the overdue  principal,  and in addition thereto such  further  amount as shall be  sufficient  to cover  the  costs  and  expenses  of  collection,  including  the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail  forthwith to pay such amounts upon such demand,  the Indenture
Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of  Section 10.17  hereof, may institute a Proceeding for the collection of the sums so due and unpaid,  and may prosecute such  Proceeding to judgment or final  decree,  and may enforce the same  against the Issuer or other  obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes,  wherever  situated, the monies adjudged or decreed to be payable.

                  (c) If an Event of Default shall occur and be continuing,  the Indenture Trustee,  subject to the provisions of Section 10.17 hereof, may, as more particularly  provided in Section 5.04,  in its discretion proceed to protect  and  enforce  its  rights and the rights of the  Noteholders  by such  appropriate  Proceedings  as the
Indenture  Trustee  shall deem most  effective  to protect and enforce any such  rights,  whether for the  specific enforcement of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein, or to  enforce  any other  proper  remedy or legal or  equitable  right  vested in the  Indenture  Trustee  by this
Indenture or by law.

                  (d) If there  shall be pending,  relative to the Issuer or any other  obligor on the Notes or any
Person  having or claiming an ownership  interest in the Trust  Estate,  Proceedings  under  Title 11 of the United
States  Code or any other  applicable  federal  or state  bankruptcy,  insolvency  or other  similar  law,  or if a receiver, assignee or trustee in bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been  appointed for or taken  possession of the Issuer or its property or such other obligor or Person,  or if there shall be any other comparable judicial  Proceedings  relative to the Issuer or other any other obligor on the
Notes,  or relative to the creditors or property of the Issuer or such other obligor,  then the Indenture  Trustee, irrespective  of whether  the  principal  of any Notes  shall then be due and  payable as therein  expressed  or by declaration or otherwise,  and  irrespective  of whether the Indenture  Trustee shall have made any demand pursuant to the  provisions of this  Section,  shall be entitled and  empowered,  by  intervention  in such  Proceedings  or otherwise:

                           (i)      to file and prove a claim or claims  for the  entire  amount of  principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be necessary or  advisable  in order to have the claims of the  Indenture  Trustee  (including  any claim for reasonable  compensation  to the  Indenture  Trustee and each  predecessor  Indenture  Trustee,  and their respective  agents,  attorneys  and  counsel,  and  for  reimbursement  of all  expenses  and  liabilities incurred,  and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee,  except as a result of  negligence,  willful  misconduct  or bad  faith)  and of the  Noteholders  allowed in such
         Proceedings;

                           (ii)     unless  prohibited by applicable law and regulations,  to vote on behalf of the
         Noteholders in any election of a trustee,  a standby  trustee or Person  performing  similar  functions in any such Proceedings;

                           (iii)    to collect and receive any monies or other  property  payable or deliverable on any such claims and to distribute all amounts  received with respect to the claims of the  Noteholders and of the Indenture Trustee on their behalf; and

                           (iv)     to file such proofs of claim and other  papers or documents as may be necessary or  advisable  in order to have the  claims of the  Indenture  Trustee or the  Noteholders  allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is hereby authorized by each of such Noteholders to make payments to the Indenture  Trustee,  and, in the event the Indenture
Trustee  shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each predecessor
Indenture  Trustee and their  respective  agents,  attorneys and counsel,  and all other  expenses and  liabilities incurred,  and all advances made, by the Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of negligence, willful misconduct or bad faith.

                  (e) Nothing herein  contained shall be deemed to authorize the Indenture  Trustee to authorize or consent  to or vote for or accept or adopt on behalf of any  Noteholder  any plan of  reorganization,  arrangement, adjustment  or  composition  affecting  the Notes or the  rights of any  Noteholder  thereof  or to  authorize  the
Indenture  Trustee to vote in respect of the claim of any Noteholder in any such proceeding  except,  as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action  and of  asserting  claims  under  this  Indenture,  or under any of the
Notes,  may be enforced by the  Indenture  Trustee  without the  possession  of any of the Notes or the  production thereof in any trial or other Proceedings  relative thereto,  and any such action or proceedings  instituted by the
Indenture  Trustee shall be brought in its own name as trustee of an express  trust,  and any recovery of judgment, subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor
Indenture  Trustee and their  respective  agents and attorneys,  shall be for the ratable benefit of the Holders of the Term Notes and the Variable Pay Revolving Notes, as applicable.

                  (g) In  any  Proceedings  to  which  the  Indenture  Trustee  shall  be a  party  (including  any
Proceedings  involving the interpretation of any provision of this Indenture),  the Indenture Trustee shall be held to  represent  all  Noteholders,  and it  shall  not be  necessary  to make  any  Noteholder  a party  to any  such
Proceedings.

         Section 5.04 Remedies; Priorities.

                  (a) If an Event of Default shall have  occurred and be  continuing,  then the Indenture  Trustee, subject to the  provisions  of  Section 10.17  hereof,  with the written  consent of the  Enhancer  may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to Section 5.05:

                           (i)      institute  Proceedings  in its own name and as trustee of an express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto, whether by declaration or otherwise,  and all amounts payable under the Insurance  Agreement,  enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                           (ii)     institute   Proceedings   from  time  to  time  for  the  complete  or  partial
         foreclosure of this Indenture with respect to the Trust Estate;

                           (iii)    exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate  action to protect  and  enforce  the rights and  remedies  of the  Indenture  Trustee and the
         Noteholders; and

                           (iv)     sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture  Trustee may not sell or otherwise  liquidate the Trust Estate following an
Event of Default,  unless (A) the Indenture Trustee obtains the consent of the Enhancer,  which consent will not be unreasonably  withheld,  and the  Noteholders of 100% of the aggregate Note Balance of the Notes,  (B) the proceeds of such sale or liquidation  distributable  to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to  reimburse  the Enhancer for any amounts  drawn under the Policy and any other  amounts due the  Enhancer  under the  Insurance  Agreement or (C) the  Indenture  Trustee
determines  that the Mortgage Loans will not continue to provide  sufficient  funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been  declared  due and  payable,  and the Indenture  Trustee obtains the consent of the Enhancer,  which consent will not be unreasonably  withheld,  and the  Noteholders  of 66 2/3% of the  aggregate  Note  Balance of the Notes.  In  determining  such  sufficiency  or insufficiency  with respect to clause (B) and (C) above, the Indenture  Trustee may, but need not, obtain and rely, and shall be  protected  in  relying  in good  faith,  upon an  opinion  of an  Independent  investment  banking or accounting  firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.  Notwithstanding  the  foregoing,  provided  that a Servicing  Default shall not have  occurred,  any Sale (as defined in Section  5.15  hereof) of the Trust  Estate  shall be made  subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing  Agreement.  Notwithstanding any sale of the Mortgage Loans pursuant to this Section  5.04(a),  the Indenture  Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid,  continue to act as Indenture  Trustee  hereunder and to draw amounts payable under the Policy in accordance with its terms.

                  (b) If the  Indenture  Trustee  collects  any money or property  pursuant to this  Article V,  it shall pay out such money or property in the following order:

                  FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the  Noteholders  for  amounts  due and  unpaid on the  related  Notes for  interest, including accrued and unpaid interest on the Notes for any prior Payment Date,  ratably,  without preference  or priority of any kind,  according  to the amounts due and payable on such Notes for interest  from amounts  available in the Trust Estate for such  Noteholders,  but  excluding  any
                  Interest Shortfalls;

                  THIRD:   to the  Noteholders  for  amounts  due and unpaid on the  related  Notes for  principal, ratably,  without  preference  or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from amounts  available in the Trust Estate for such  Noteholders, until the respective Note Balances of such Notes have been reduced to zero;

                  FOURTH:  to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

                  FIFTH:   to the  Noteholders  for  amounts  due and  unpaid on the  related  Notes  for  Interest
                  Shortfalls,  if any, including any unpaid Interest  Shortfalls on the Notes for any prior Payment
                  Date,  ratably,  without  preference  or priority of any kind,  according to such amounts due and payable from amounts available in the Trust Estate for such Noteholders;

                  SIXTH:   to the  Certificate  Paying  Agent  for  amounts  due  under  Article  VIII of the Trust
                  Agreement; and

                  SEVENTH: to the  payment of the  remainder,  if any,  to the Issuer or any other  person  legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this  Section 5.04.  At least 15 days before such record date, the Indenture  Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05 Optional  Preservation  of the Trust Estate.  If the Notes have been declared due and payable under  Section  5.02  following  an Event  of  Default  and such  declaration  and its  consequences  have not been rescinded  and  annulled,  the  Indenture  Trustee  may,  but need not (but shall at the written  direction  of the
Enhancer),  elect to take and  maintain  possession  of the Trust  Estate;  provided  that no such waiver  shall be effective  following an Early  Amortization  Event if the requisite  consents of the  Noteholders  and the Enhancer have been obtained with respect to a sale or other  liquidation  of the Trust Estate  pursuant to Section  5.04(a).
It is the desire of the parties  hereto and the  Noteholders  that there be at all times  sufficient  funds for the payment of principal  of and interest on the Notes and other  obligations  of the Issuer  including  payment to the
Enhancer,  and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession of the Trust Estate. In determining  whether to take and maintain  possession of the Trust
Estate,  the  Indenture  Trustee  may,  but need not,  obtain and rely,  and shall be  protected in relying in good faith,  upon an opinion of an Independent  investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06 Limitation  of Suits.  No  Noteholder  shall  have any  right to  institute  any  Proceeding, judicial or otherwise,  with respect to this  Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

                  (a) such  Noteholder  shall have  previously  given written notice to the Indenture  Trustee of a continuing Event of Default;

                  (b) the  Noteholders  of not less than 25% of the aggregate  Note Balance of the Notes shall have made written  request to the Indenture  Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (c) such  Noteholder  or  Noteholders  shall  have  offered  the  Indenture  Trustee   reasonable
indemnity against the costs, expenses and liabilities to be incurred by it  in complying with such request;

                  (d) the  Indenture  Trustee for 60 days  after its receipt of such  notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

                  (e) no direction  inconsistent  with such written  request shall have been given to the Indenture
Trustee  during such 60-day period by the  Noteholders  of a majority of the aggregate Note Balance of the Notes or by the Enhancer.

         It is understood  and intended that no  Noteholder  shall have any right in any manner  whatever by virtue of, or by availing  itself of, any  provision of this  Indenture to affect,  disturb or prejudice the rights of any other  Noteholders  or to obtain or to seek to obtain  priority  or  preference  over any other  Noteholders  or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of  Noteholders,  each  representing  less than a majority of the aggregate  Note Balance of the
Notes,  the  Indenture  Trustee  shall act at the  direction  of the group of  Noteholders  with the  greater  Note
Balance.  In the  event  that the  Indenture  Trustee  shall  receive  conflicting  or  inconsistent  requests  and indemnity from two or more groups of Noteholders  representing  the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

         Section 5.07 Unconditional  Rights of  Noteholders  to  Receive  Principal  and  Interest.  Subject to the
provisions  of  this  Indenture,  the  Noteholder  of any  Note  shall  have  the  right,  which  is  absolute  and unconditional,  to  receive  payment  of the  principal  of and  interest,  if any,  on such  Note on or after  the respective  due  dates  thereof  expressed  in  such  Note or in  this  Indenture  and to  institute  suit  for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 5.08 Restoration  of  Rights  and  Remedies.  If  the  Indenture  Trustee  or any  Noteholder  has
instituted  any  Proceeding  to enforce  any right or remedy  under this  Indenture  and such  Proceeding  has been discontinued  or abandoned  for any reason or has been  determined  adversely to the  Indenture  Trustee or to such
Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored severally and respectively to their former positions  hereunder, and thereafter  all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

         Section 5.09 Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the Indenture  Trustee,  the Enhancer or the  Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy  shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy given  hereunder or now or hereafter  existing at law, in equity or  otherwise.  The  assertion or employment  of any right or remedy  hereunder,  or  otherwise,  shall  not  prevent  the  concurrent  assertion  or employment of any other appropriate right or remedy.

         Section 5.10 Delay  or  Omission  Not a  Waiver.  No delay  or  omission  of the  Indenture  Trustee,  the
Enhancer or any  Noteholder  to exercise any right or remedy  accruing  upon any Event of Default  shall impair any such right or remedy or constitute a waiver of any such Event of Default or an  acquiescence  therein.  Every right and remedy given by this Article V or by law to the Indenture  Trustee or to the  Noteholders may be exercised from time to time,  and as often as may be deemed  expedient,  by the Indenture  Trustee or by the  Noteholders,  as the
case may be.

         Section 5.11 Control by Enhancer or  Noteholders.  The  Enhancer (so long as no Enhancer  Default  exists)
or the  Noteholders  of a majority of the aggregate  Note Balance of Notes with the consent of the Enhancer,  shall have the right to direct the time,  method and place of conducting any  Proceeding for any remedy  available to the
Indenture  Trustee with respect to the Notes or exercising any trust or power  conferred on the Indenture  Trustee, provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to the express  terms of  Section 5.04,  any  direction to the  Indenture  Trustee to sell or liquidate  the Trust Estate  shall be by the  Enhancer  (so long as no Enhancer  Default  exists) or by the
Noteholders  of Notes  representing  not less than 100% of the aggregate Note Balance of the Notes with the consent of the Enhancer;

                  (c) if the  conditions  set forth in  Section 5.05  shall have been  satisfied  and the Indenture
Trustee  elects to retain the Trust Estate  pursuant to such Section,  then any direction to the Indenture  Trustee by  Noteholders  of Notes  representing  less  than  100% of the  aggregate  Note  Balance  of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (d) the Indenture  Trustee may take any other action deemed proper by the Indenture  Trustee that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to  Section 6.01,  the  Indenture
Trustee  need not take any action that it  determines  (in its sole  discretion)  might  involve it in liability or might materially  adversely affect the rights of any Noteholders not consenting to such action,  unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

         Section 5.12 Waiver of Past  Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the Notes as provided in Section  5.02,  the Enhancer (so long as no Enhancer  Default  exists) or the  Noteholders of not less than a majority of the  aggregate  Note  Balance of the Notes,  with the consent of the  Enhancer,  may waive any past Event of Default and its  consequences,  except an Event of Default  (a) with  respect to payment of principal  of or interest on any of the Notes or (b) in respect of a covenant  or  provision  hereof that cannot be modified  or amended  without the  consent of the  Noteholder  of each Note.  In the case of any such  waiver,  the
Issuer,  the Indenture  Trustee and the  Noteholders  shall be restored to their  respective  former  positions and rights  hereunder;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

         Section 5.13 Undertaking  for Costs.  All parties to this  Indenture  agree,  and each  Noteholder by such
Noteholder's  acceptance of the related Note shall be deemed to have agreed,  that any court may in its  discretion require,  in any Proceeding for the enforcement of any right or remedy under this  Indenture,  or in any Proceeding against the Indenture Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the costs of such  Proceeding,  and that such court may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees,  against any party litigant in such  Proceeding,  having due regard to the merits and good faith of the claims or  defenses  made by such party litigant;  but the  provisions  of this  Section  5.13  shall not  apply to (a) any  Proceeding  instituted  by the
Indenture Trustee, (b) any Proceeding instituted by any Noteholder,  or group of Noteholders,  in each case holding in the aggregate more than 10% of the aggregate  Note Balance of the Notes or (c) any Proceeding  instituted by any
Noteholder  for the  enforcement  of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14 Waiver of Stay or Extension  Laws.  The Issuer  covenants (to the extent that it may lawfully do so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or  advantage  of, any stay or extension  law wherever  enacted,  now or at any time  hereafter in force,  that may affect the covenants or the  performance of this  Indenture;  and the Issuer (to the extent that it may lawfully do
so) hereby  expressly  waives all benefit or  advantage of any such law,  and  covenants  that it shall not hinder, delay or impede the  execution of any power herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15 Sale of Trust Estate.

                  (a) The power to effect any sale or other  disposition  (a  "Sale")  of any  portion of the Trust
Estate  pursuant to  Section 5.04 is expressly  subject to the provisions of  Section 5.05  and this  Section 5.15.
The power to effect any such Sale shall not be  exhausted  by any one or more Sales as to any  portion of the Trust
Estate remaining  unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this  Indenture  and under the  Insurance  Agreement  shall have been paid.
The Indenture  Trustee may from time to time postpone any public Sale by public  announcement  made at the time and place of such  Sale.  The  Indenture  Trustee  hereby  expressly  waives  its right to any  amount  fixed by law as compensation for any Sale.

                  (b) The Indenture  Trustee  shall not in any private Sale sell the Trust  Estate,  or any portion thereof, unless:

                           (i)      the Noteholders of all Notes and the Enhancer  direct the Indenture  Trustee to make such Sale in accordance with the provisions of Section 5.04,

                           (ii)     the  proceeds of such Sale would be not less than the entire  amount that would be payable to the Noteholders  under the Notes,  the  Certificateholders  under the  Certificates  and the
         Enhancer in respect of amounts  drawn under the Policy and any other  amounts due the  Enhancer  under the
         Insurance  Agreement,  in full payment thereof in accordance with  Section 5.02,  on the Payment Date next succeeding the date of such Sale, or

                           (iii)    the Indenture Trustee determines,  in its sole discretion,  that the conditions for  retention  of the Trust  Estate set forth in  Section 5.05  cannot be  satisfied  (in making any such determination,  the  Indenture  Trustee may rely and shall be  protected  in relying in good faith upon an opinion of an  Independent  investment  banking firm obtained and delivered as provided in  Section 5.05), and the  Enhancer  consents to such Sale  (which  consent  shall not be  unreasonably  withheld),  and the
         Noteholders of Notes  representing  at least 66 2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                  (c) Unless the  Noteholders  and the  Enhancer  shall have  otherwise  consented  or directed the
Indenture  Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum bid equal to
or greater  than the amount  described  in  paragraph  (ii) of Section   5.15(b)  has not been  established  by the
Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the  Indenture  Trustee shall bid an amount at least $1.00 more than the highest  other bid,  which bid shall be subject to the  provisions of Section 5.15(d)(ii) herein.

                  (d) In connection with a Sale of all or any portion of the Trust Estate:

                           (i)      any Noteholder may bid for and, with the consent of the Enhancer,  purchase the property  offered for sale, and upon  compliance  with the terms of sale may hold,  retain and possess and dispose  of such  property,  without  further  accountability,  and may,  in  paying  the  purchase  money therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount which shall, upon  distribution  of the net  proceeds of such sale,  be payable  thereon,  and such Notes,  in case the amounts  so  payable  thereon  shall be less  than the  amount  due  thereon,  shall  be  returned  to the
         Noteholders thereof after being appropriately stamped to show such partial payment;

                           (ii)     the Indenture  Trustee may bid for and acquire the property offered for Sale in connection  with any Sale thereof and,  subject to any  requirements  of, and to the extent  permitted by, applicable law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor,  the Indenture  Trustee may make  settlement for the purchase price by crediting  the gross Sale price  against the sum of (A) the amount that would be  distributable  to the
         Noteholders  and the  Certificateholders  and  amounts  owing to the  Enhancer as a result of such Sale in accordance  with  Section  5.04(b) on the Payment Date next  succeeding  the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection  therewith that are  reimbursable to it, without being  required  to  produce  the  Notes in order to  complete  any such Sale or in order for the net Sale price to be credited  against such Notes,  and any property so acquired by the Indenture  Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                           (iii)    the Indenture  Trustee shall execute and deliver an  appropriate  instrument of conveyance  transferring  its  interest  in any  portion  of the Trust  Estate in  connection  with a Sale thereof;

                           (iv)     the  Indenture   Trustee  is  hereby   irrevocably   appointed  the  agent  and
         attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                           (v)      no  purchaser  or  transferee  at such a Sale shall be bound to  ascertain  the
         Indenture  Trustee's  authority,  inquire into the satisfaction of any conditions  precedent or see to the application of any monies.

         Section 5.16 Action on Notes.  The  Indenture  Trustee's  right to seek and recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with  respect  to this  Indenture.  Neither  the  lien of this  Indenture  nor any  rights  or  remedies  of the
Indenture  Trustee or the  Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the assets of the Issuer.  Any money or property  collected by the  Indenture  Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17 Performance and Enforcement of Certain Obligations.

                  (a) Promptly  following a written  request from the Enhancer or the  Indenture  Trustee (with the written  consent of the Enhancer),  the Issuer,  in its capacity as owner of the Mortgage  Loans,  shall,  with the written  consent of the Enhancer,  take all such lawful  action as the  Indenture  Trustee may request to cause the
Issuer to compel or secure the performance and observance by the Sellers and the Servicer,  as applicable,  of each of their  obligations  to the  Issuer  under  or in  connection  with  the  Purchase  Agreement  and the  Servicing
Agreement,  and to exercise any and all rights,  remedies,  powers and privileges  lawfully available to the Issuer under or in connection  with the Purchase  Agreement  and the  Servicing  Agreement to the extent and in the manner directed by the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  including the  transmission  of notices of default on the part of the  Sellers or the  Servicer  thereunder  and the  institution  of legal or  administrative actions  or  proceedings  to  compel  or  secure  performance  by the  Sellers  or the  Servicer  of each of  their obligations under the Purchase Agreement and the Servicing Agreement.

                  (b) If an Event of Default  shall have occurred and be  continuing,  the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  subject to the rights of the Enhancer under the Servicing  Agreement,  may, and at the direction (which direction shall be in writing or by telephone  (confirmed in writing promptly  thereafter)) of the  Noteholders  of 66 2/3% of the  aggregate  Note Balance of the Notes,  shall,  exercise all rights,  remedies, powers,  privileges and claims of the Issuer  against the Sellers or the Servicer  under or in connection  with the
Purchase  Agreement  and the  Servicing  Agreement,  including  the right or power to take any  action to compel or secure  performance or observance by the Sellers or the Servicer,  as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction,  approval,  extension or waiver under the Purchase  Agreement and the Servicing  Agreement,  as the case may be, and any right of the Issuer to take such action shall not be suspended.  In connection  therewith,  as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                                    ARTICLE VI

                                               The Indenture Trustee

         Section 6.01 Duties of Indenture Trustee.

                  (a) If an Event of Default shall have  occurred and be  continuing,  the Indenture  Trustee shall exercise the rights and powers  vested in it by this  Indenture  and use the same degree of care and skill in their exercise as a prudent  Person would  exercise or use under the  circumstances  in the conduct of such  Person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i)      the  Indenture  Trustee  undertakes to perform such duties and only such duties as are  specifically  set forth in this Indenture and no implied  covenants or  obligations  shall be read into this Indenture against the Indenture Trustee; and

                           (ii)     in  the  absence  of  bad  faith  on  its  part,  the  Indenture   Trustee  may
         conclusively  rely,  as to the truth of the  statements  and the  correctness  of the  opinions  expressed therein,  upon certificates,  reports or opinions furnished to the Indenture Trustee and conforming to the requirements  of this  Indenture;  provided,  however,  that  the  Indenture  Trustee  shall  examine  the certificates,  reports and opinions to determine  whether or not they conform to the  requirements of this
         Indenture.

                  (c) The Indenture  Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

                           (i)      this paragraph does not limit the effect of Section 6.01(a);

                           (ii)     the  Indenture  Trustee  shall not be liable for any error of judgment  made in good faith by a  Responsible  Officer  unless it is proved that the  Indenture  Trustee was  negligent  in ascertaining the pertinent facts; and

                           (iii)    the  Indenture  Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to Section 5.11 or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

                  (d) The  Indenture  Trustee  shall not be liable for interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e) Money held in trust by the Indenture  Trustee need not be segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                  (f) No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur  financial  liability  in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe  that  repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) Every  provision of this  Indenture  relating to the conduct or affecting the liability of or affording  protection  to the  Indenture  Trustee shall be subject to the  provisions  of this  Section and  to the provisions of TIA.

                  (h) With respect to each Payment Date,  on the Business Day  following the related  Determination
Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually  agreed-upon  method, to the Enhancer and the Servicer,  a statement setting forth, to the extent applicable,  (i) during the Pre-Funding
Period,  the  Pre-Funded  Amount as of such Payment Date and any  transfers of funds in connection  therewith,  and
(ii) during the Revolving  Period,  the amount of Principal  Collections to be deposited  into the Funding  Account
(including  the Reserve  Sub-Account)  in respect of such  Payment  Date,  and the amount on deposit in the Funding
Account  (including  the Reserve  Sub-Account)  as of such  Payment  Date,  after  giving  effect to any amounts so deposited therein.

                  (i) The Indenture  Trustee  hereby  accepts  appointment  as  Certificate  Paying Agent under the
Trust  Agreement  and agrees to be bound by the  provisions  of the Trust  Agreement  relating  to the  Certificate
Paying  Agent.  The  Indenture  Trustee  hereby  agrees to be bound by the  provisions  of  Article IX of the Trust
Agreement.

                  (j) The  Indenture  Trustee  shall not be  required to take notice or be deemed to have notice or knowledge  of any Event of Default  (except  for an Event of  Default  specified  in clause  (a) of the  definition thereof) unless a Responsible  Officer of the Indenture  Trustee shall have received  written notice or have actual knowledge  thereof.  In the  absence  of  receipt of such  notice or such  knowledge,  the  Indenture  Trustee  may conclusively assume that there is no default or Event of Default.

                  (k) The  Indenture  Trustee shall have no duty to see to any recording or filing of any financing statement  or  continuation  statement  evidencing  a security  interest or to see to the  maintenance  of any such recording or filing or to any rerecording or refiling of any thereof.

         Section 6.02 Rights of Indenture Trustee.

                  (a) The  Indenture  Trustee may rely and shall be protected in acting or  refraining  from acting in good faith upon any  resolution,  Officer's  Certificate,  opinion of counsel,  certificate of auditors,  or any other certificate,  statement,  instrument,  report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper  person.  The Indenture  Trustee need not  investigate  any fact or matter stated in any such document.

                  (b) Before the  Indenture  Trustee  acts or refrains  from  acting,  it may require an  Officer's
Certificate  or an Opinion of Counsel.  The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                  (c) The  Indenture  Trustee  may  execute  any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly  or by or through  agents or  attorneys  or a  custodian  or  nominee,  and the
Indenture  Trustee  shall  not be  responsible  for  any  misconduct  or  negligence  on the  part  of,  or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith which it believes to be  authorized  or within its rights or powers;  provided,  however,  that the Indenture
Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The  Indenture  Trustee may consult with  counsel,  and the advice or opinion of counsel with respect to legal  matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and protection  from  liability in respect to any action  taken,  omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The  Indenture  Trustee  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within  the  discretion  or rights or powers conferred  upon it by this  Indenture,  unless it shall be proved  that the  Indenture  Trustee  was  negligent  in ascertaining the pertinent facts.

                  (g) Prior to the occurrence of an Event of Default  hereunder,  and after the curing or waiver of all Events of Default that may have occurred,  the Indenture  Trustee shall not be bound to make any  investigation into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request,  consent,  order, approval,  bond or other paper or document,  unless requested in writing to do so by the
Enhancer or the Noteholders representing a majority of the aggregate Note Balance;  provided,  however, that if the payment  within a reasonable  time to the  Indenture  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the  Indenture  Trustee,  not assured to the Indenture  Trustee by the security  afforded to it by the terms of this  Indenture,  the Indenture  Trustee may require indemnity  satisfactory to the Indenture Trustee against such cost,  expense or liability as a condition to taking any such action.

                  (h) The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute,  conduct or defend any litigation  hereunder or in relation  hereto at the request,  order or direction of any of the Enhancer or the  Noteholders,  pursuant to the provisions of this
Indenture,  unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee reasonable  security or  indemnity  against  the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Indenture Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this
Indenture,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         Section 6.03 Individual  Rights of Indenture  Trustee.  The  Indenture  Trustee in its  individual  or any other  capacity may become the owner or pledgee of Notes and may otherwise  deal with the Issuer or its  Affiliates with  the same  rights  it would  have if it were not  Indenture  Trustee.  Any  Note  Registrar,  co-registrar  or co-paying  agent may do the same with like rights.  However,  the Indenture  Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04 Indenture  Trustee's  Disclaimer.  The Indenture Trustee shall not be (i) responsible for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the
Issuer's  use of the  proceeds  from  the  Notes or  (iii) responsible  for any  statement  of the  Issuer  in this
Indenture  or in any  document  issued in  connection  with the sale of the Notes or in the  Notes,  other than the
Indenture Trustee's certificate of authentication thereon.

         Section 6.05 Notice of Event of  Default.  If an Event of Default  shall occur and be  continuing,  and if such Event of Default is known to a  Responsible  Officer of the  Indenture  Trustee,  then the  Indenture  Trustee shall give prompt notice thereof to the Enhancer.  The Indenture  Trustee shall mail to each  Noteholder  notice of such Event of Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of  principal of or interest on any Note,  the  Indenture  Trustee may  withhold  such notice if and so long as a committee of its Responsible  Officers in good faith  determines that  withholding  such notice is in the interests of the Noteholders.

         Section 6.06 Reports by Indenture  Trustee to  Noteholders.  The  Indenture  Trustee shall deliver to each
Noteholder  such  information as may be required to enable such  Noteholder to prepare its federal and state income tax returns.  In addition,  upon Issuer  Request,  the Indenture  Trustee shall promptly  furnish such  information reasonably  requested by the Issuer that is reasonably  available to the Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 6.07 Compensation  and Indemnity.  The Indenture  Trustee shall be compensated  and indemnified by the Servicer in accordance with Section 6.06 of the Servicing  Agreement.  All amounts owing the Indenture  Trustee hereunder  in excess of such  amount,  as well as any  amount  owed to the  Indenture  Trustee in  accordance  with
Section 6.06 of the Servicing  Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section 3.05 hereof  (subject to the priorities set forth therein).  The Indenture  Trustee's compensation  shall not be limited by any law on  compensation  of a trustee of an express trust.  The Issuer shall reimburse the Indenture Trustee for all reasonable  out-of-pocket  expenses incurred or made by it, including costs of  collection,  in addition to the  compensation  for its  services.  Such expenses  shall include the  reasonable compensation,  expenses,  disbursements and advances of the Indenture  Trustee's agents,  counsel,  accountants and experts.  The  Issuer  shall  indemnify  the  Indenture  Trustee  against  any and all loss,  liability  or expense
(including  attorneys'  fees)  incurred  by it in  connection  with  the  administration  of  this  trust  and  the performance  of its duties  hereunder.  The  Indenture  Trustee  shall notify the Issuer  promptly of any claim for which it may seek  indemnity.  Failure by the  Indenture  Trustee to so notify the  Issuer  shall not  relieve  the
Issuer of its obligations  hereunder.  The Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the Issuer shall pay the fees and expenses of such  counsel.  The Issuer is not  obligated to reimburse  any expense or  indemnify  against any loss,  liability  or expense  incurred by the  Indenture  Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations to the Indenture  Trustee pursuant to this  Section 6.07  shall survive the discharge of this  Indenture.  When the Indenture  Trustee incurs  expenses after the occurrence of an Event of
Default  specified in clause (c) or (d) of the  definition  thereof with respect to the Issuer,  such  expenses are intended  to  constitute  expenses  of  administration  under  Title 11  of the  United  States  Code or any  other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08 Replacement of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment of a successor  Indenture  Trustee shall become effective until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.  The  Indenture  Trustee may resign at any time by so notifying  the Issuer and the  Enhancer.  The  Enhancer  or the  Noteholders  of a majority of the  aggregate  Note
Balance of the Notes may remove the Indenture  Trustee by so notifying  the Indenture  Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor  Indenture  Trustee.  Unless a Servicer Default has occurred and is  continuing,  the  appointment  of any  successor  Indenture  Trustee  shall be subject to the prior written approval of the Servicer.  The Issuer shall remove the Indenture Trustee if:

                  (a) the Indenture Trustee fails to comply with Section 6.11;

                  (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (d) the Indenture  Trustee  otherwise  becomes incapable of fulfilling its duties under the Basic
Documents.

         If the  Indenture  Trustee  resigns or is removed  or if a vacancy  exists in the office of the  Indenture
Trustee for any reason (the  Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture
Trustee),  the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer,  which consent  shall not be  unreasonably  withheld.  In  addition,  the  Indenture  Trustee  shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to the  Noteholders.  The retiring  Indenture  Trustee  shall  promptly  transfer all property held by it as Indenture
Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent  jurisdiction  for the  appointment of a successor Indenture Trustee.

         If the  Indenture  Trustee fails to comply with  Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09 Successor  Indenture Trustee by Merger. If the Indenture  Trustee  consolidates  with, merges or converts  into,  or transfers  all or  substantially  all its  corporate  trust  business or assets to,  another corporation or banking  association,  then the resulting,  surviving or transferee  corporation without any further act shall be the successor  Indenture  Trustee;  provided,  that such corporation or banking  association  shall be otherwise  qualified  and eligible  under Section 6.11.  The  Indenture  Trustee shall provide the Rating  Agencies with written notice of any such transaction occurring after the Closing Date.

         If at the time of any such  succession  by merger,  conversion  or  consolidation,  any of the Notes shall have  been  authenticated  but not  delivered,  then any such  successor  to the  Indenture  Trustee  may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such Notes so  authenticated.  If at such time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such  Notes  either in the name of any  predecessor  hereunder  or in the name of the  successor  to the  Indenture
Trustee;  and in all such cases,  such  certificates  shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

                  (a) Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the purpose of meeting  any legal  requirement  of any  jurisdiction  in which any part of the  Trust  Estate  may at such time be located,  the Indenture  Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees,  or separate trustee or separate  trustees,  of all or any part of the Issuer,  and to vest in such Person or Persons,  in such  capacity  and for the benefit of the  Noteholders, such title to the Trust Estate,  or any part thereof,  and, subject to the other  provisions of this Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co trustee or  separate  trustee  hereunder  shall be  required  to meet the terms of  eligibility  as a  successor trustee under Section 6.11, and no notice to Noteholders of the  appointment of any co trustee or separate  trustee shall be required under Section 6.08 hereof.

                  (b) Every separate  trustee and co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i)      all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
         Indenture  Trustee shall be conferred or imposed upon and exercised or performed by the Indenture  Trustee and such  separate  trustee or  co-trustee  jointly (it being  understood  that such  separate  trustee or co-trustee  is not  authorized  to act  separately  without the  Indenture  Trustee  joining in such act), except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which event such  rights,  powers,  duties and  obligations  (including  the holding of title to the Trust
         Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed  singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii)     no  trustee  hereunder  shall be  personally  liable  by  reason  of any act or omission of any other trustee hereunder; and

                           (iii)    the Indenture  Trustee may at any time accept the  resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice,  request or other writing given to the Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them.
Every  instrument  appointing any separate  trustee or co-trustee  shall refer to this Indenture and the conditions of this Article VI. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Indenture
Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including  every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate  trustee or co-trustee  may at any time  constitute the Indenture  Trustee,  its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Indenture  on its behalf and in its name.  If any separate  trustee or  co-trustee shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts  shall vest in and be exercised  by the  Indenture  Trustee,  to the extent  permitted  by law,  without the appointment of a new or successor trustee.

         Section 6.11 Eligibility;  Disqualification.  The  Indenture  Trustee  shall  at  all  times  satisfy  the requirements  of TIA § 310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a  long-term  debt  rating of "A" or better by  Moody's.  The  Indenture  Trustee  shall  comply with TIA § 310(b), including the optional  provision  permitted by the second  sentence of TIA § 310(b)(9);  provided,  however,  that there shall be excluded  from the  operation  of TIA § 310(b)(1)  any  indenture  or  indentures  under which other securities of the Issuer are  outstanding if the  requirements  for such exclusion set forth in TIA § 310(b)(1) are met.

         Section 6.12 Preferential  Collection of Claims Against  Issuer.  The Indenture  Trustee shall comply with
TIA § 311(a),  excluding any creditor  relationship  listed in TIA § 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

         Section 6.13 Representations and Warranties.  The Indenture Trustee hereby represents and warrants that:

                  (a) The  Indenture  Trustee  is  duly  organized,  validly  existing  and in good  standing  as a national  banking  association  with power and authority to own its  properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b) The Indenture  Trustee has the power and authority to execute and deliver this  Indenture and to carry out its terms;  and the execution,  delivery and  performance of this Indenture have been duly  authorized by the Indenture Trustee by all necessary corporate action.

                  (c) The  consummation of the  transactions  contemplated by this Indenture and the fulfillment of the terms hereof do not conflict  with,  result in any breach of any of the terms and  provisions of, or constitute
(with or  without  notice  or lapse of time) a  default  under,  the  articles  of  organization  or  bylaws of the
Indenture  Trustee or any agreement or other  instrument  to which the Indenture  Trustee is a party or by which it is bound.

                  (d) To the  Indenture  Trustee's  best  knowledge,  there are no  Proceedings  or  investigations
pending  or  threatened  before  any  court,   regulatory  body,   administrative   agency  or  other  governmental
instrumentality  having  jurisdiction  over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture,  (B) seeking to prevent the consummation of any of the transactions  contemplated by this Indenture or (C) seeking any  determination  or ruling that might  materially  and adversely  affect the  performance  by the
Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                  (e) The  Indenture  Trustee does not have notice of any adverse  claim (as such terms are used in
Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

         Section 6.14 Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

                  (a) to accept  the  pledge of the  Mortgage  Loans and hold the  assets of the Trust in trust for the Noteholders and the Enhancer;

                  (b) to authenticate  and deliver the Notes  substantially  in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

                  (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.15 Indenture  Trustee May Own  Securities.  The  Indenture  Trustee,  in its  individual  or any other  capacity,  may become the owner or pledgee of  Securities  with the same rights it would have if it were not
Indenture Trustee.

                                                    ARTICLE VII

                                          Noteholders' Lists and Reports

         Section 7.01 Issuer to Furnish  Indenture  Trustee  Names and Addresses of  Noteholders.  The Issuer shall furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and addresses of the Noteholders as of such Record  Date,  and (b) at such other times as the  Indenture  Trustee  and the  Enhancer  may request in writing,  within 30 days after receipt by the Issuer of any such request,  a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however, that for so long as the
Indenture Trustee is the Note Registrar, no such list need be furnished.

         Section 7.02 Preservation of Information; Communications to Noteholders.

                  (a) The Indenture  Trustee  shall  preserve,  in as current a form as is reasonably  practicable, the names and addresses of the  Noteholders  contained in the most recent list  furnished to the Indenture  Trustee as provided in  Section 7.01  and the names and addresses of the Noteholders  received by the Indenture  Trustee in its capacity as Note  Registrar.  The  Indenture  Trustee may destroy any list  furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate  pursuant to TIA § 312(b)  with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The  Issuer,  the  Indenture  Trustee and the Note  Registrar  shall have the  protection  of
TIA § 312(c).

         Section 7.03 Reports by Issuer.

                  (a) The Issuer shall:

                           (i)      file with the Indenture  Trustee,  within  15 days after the Issuer is required to file the same with the  Commission,  copies of the annual  reports and the  information,  documents and other  reports (or copies of such  portions of any of the  foregoing  as the  Commission  may from time to time by rules and  regulations  prescribe)  that the Issuer may be  required  to file with the  Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                           (ii)     file with the Indenture  Trustee and the  Commission,  in accordance with rules and regulations  prescribed from time to time by the Commission,  such additional  information,  documents and reports with respect to compliance by the Issuer with the  conditions  and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii)    supply to the Indenture  Trustee (and the Indenture  Trustee shall  transmit by mail to all  Noteholders  described in TIA  § 313(c))  such  summaries of any  information,  documents and reports  required to be filed by the Issuer pursuant to clauses (i) and (ii) of this  Section 7.03(a)  and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless  the  Issuer  otherwise  determines,  the  fiscal  year  of the  Issuer  shall  end on
December 31 of each year.

         Section 7.04 Reports  by  Indenture  Trustee.  If  required  by TIA § 313(a),  within 60 days  after  each
January 1,  beginning  with [ ], the  Indenture  Trustee  shall make  available to each  Noteholder  as required by
TIA § 313(c)  and to the  Enhancer  a brief  report  dated as of such date  that  complies  with TIA § 313(a).  The
Indenture Trustee also shall comply with TIA § 313(b).

         A copy of each  report at the time of its  distribution  to  Noteholders  shall be filed by the  Indenture
Trustee with the  Commission,  if required,  and each stock  exchange,  if any, on which the Term Notes are listed.
The Issuer shall notify the Indenture Trustee if and when the Term Notes are listed on any stock exchange.

                                                   ARTICLE VIII

                                       Accounts, Disbursements and Releases

         Section 8.01 Collection of Money.  Except as otherwise  expressly  provided herein,  the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention or assistance of any fiscal agent or other  intermediary,  all money and other property payable to or receivable by the Indenture
Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the Trust Estate,  the Indenture
Trustee  may take such  action as may be  appropriate  to  enforce  such  payment  or  performance,  including  the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

         Section 8.02 Trust Accounts.

                  (a) On or prior to the Closing Date,  the Issuer shall cause the  Indenture  Trustee to establish and maintain,  in the name of the Indenture  Trustee,  for the benefit of the Noteholders,  the Certificate  Paying
Agent,  on  behalf  of the  Certificateholders,  and  the  Enhancer,  the  Note  Payment  Account  as  provided  in
Section 3.01 of this Indenture and the Reserve Sub-Account.

                  (b) All  monies  deposited  from  time  to time  in the  Note  Payment  Account  pursuant  to the
Servicing  Agreement and all deposits  therein  pursuant to this  Indenture are for the benefit of the  Noteholders and the Certificate Paying Agent, on behalf of the  Certificateholders,  and all investments made with such monies, including  all income or other gain from such  investments,  are for the  benefit of the  Servicer  as  provided in
Section 5.01 of the Servicing Agreement.

         On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment
Account to the  Noteholders  in respect of the Notes and,  in its  capacity as  Certificate  Paying  Agent,  to the
Certificateholders  from the  Distribution  Account in the order of priority set forth in  Section 3.05  (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

         All monies deposited from time to time in the Reserve  Sub-Account  pursuant to this Indenture are for the benefit of the Noteholders and the Enhancer,  and all  investments  made with such monies,  including all income or other gain from such investments, are for the benefit of the Noteholders.

         The Indenture  Trustee shall invest any funds in the Note Payment  Account and the Reserve  Sub-Account in
Permitted  Investments  selected in writing by the Servicer  maturing no later than the Business Day  preceding the next  succeeding  Payment Date (except that any investment in the  institution  with which the Note Payment Account is  maintained  may mature on such  Payment  Date) and shall not be sold or disposed of prior to the  maturity.  In addition,  such  Permitted  Investments  shall not be purchased at a price in excess of par. The Indenture  Trustee shall have no liability  whatsoever for investment  losses on Permitted  Investments,  if such investments are made in  accordance  with the  provisions  of this  Indenture  and the  Indenture  Trustee is not the obligor  under the
Permitted Investment.

         Section 8.03 Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days'  notice when  requested  by the  Issuer to take any  action  pursuant  to  Section  8.05(a),  accompanied  by copies of any instruments  to be executed,  and the  Indenture  Trustee  shall also  require,  as a condition to such action,  an
Officer's  Certificate,  in form and substance  satisfactory to the Indenture Trustee,  stating the legal effect of any such action,  outlining the steps required to complete the same, and concluding  that all conditions  precedent to the taking of such action have been complied with.

         Section 8.04 Termination   Upon   Distribution   to   Noteholders.   This  Indenture  and  the  respective
obligations and  responsibilities  of the Issuer and the Indenture  Trustee created hereby shall terminate upon the distribution  to the  Noteholders,  the  Certificate  Paying  Agent on  behalf  of the  Certificateholders  and the
Indenture Trustee of all amounts required to be distributed  pursuant to Article III;  provided,  however,  that in no event shall the trust created hereby  continue  beyond the expiration of 21 years from the death of the survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.  James's,
living on the date hereof.

         Section 8.05 Release of Trust Estate.

                  (a) Subject to the payment of its fees,  expenses  and  indemnification,  the  Indenture  Trustee may, and when required by the provisions of this Indenture or the Servicing  Agreement,  shall, execute instruments to release property from the lien of this Indenture,  or convey the Indenture  Trustee's interest in the same, in a manner  and  under  circumstances  that are not  inconsistent  with the  provisions  of this  Indenture.  No Person relying upon an instrument  executed by the Indenture  Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority,  inquire into the satisfaction of any conditions precedent,  or see to the application of any monies.

                  (b) The Indenture  Trustee shall,  at such time as (i) there are no Notes  Outstanding,  (ii) all sums due the Indenture  Trustee  pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been  paid,  release  any  remaining  portion  of the Trust  Estate  that  secured  the Notes from the lien of this
Indenture.

                  (c) The  Indenture  Trustee shall release  property from the lien of this  Indenture  pursuant to this  Section 8.05  only upon receipt of an Issuer  Request  accompanied by an Officers'  Certificate  and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer.

                  (d) The Indenture  Trustee shall,  at the request of the Issuer or the  Depositor,  surrender the
Policy to the Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

         Section 8.06 Surrender of Notes Upon Final  Payment.  By acceptance of any Note,  the  Noteholder  thereof agrees to surrender such Note to the Indenture  Trustee promptly,  prior to such Noteholder's  receipt of the final payment thereon.

                                                    ARTICLE IX

                                              Supplemental Indentures

         Section 9.01 Supplemental Indentures Without Consent of Noteholders.

                  (a) Without  the consent of the  Noteholders  of any Notes,  but with prior  notice to the Rating
Agencies and the prior written  consent of the Enhancer  (which consent shall not be  unreasonably  withheld and so long as no Enhancer Default exists),  the Issuer and the Indenture  Trustee,  when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures  supplemental  hereto (which shall conform to the  provisions  of the  Trust  Indenture  Act as in  force  at the  date  of the  execution  thereof),  in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i)      to correct or amplify the  description  of any  property at any time subject to the lien of this  Indenture,  or better to assure,  convey and  confirm  unto the  Indenture  Trustee  any property  subject or required to be subjected to the lien of this Indenture,  or to subject to the lien of this Indenture additional property;

                           (ii)     to evidence  the  succession,  in  compliance  with the  applicable  provisions hereof,  of another  Person to the Issuer,  and the  assumption by any such  successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii)    to add to the covenants of the Issuer,  for the benefit of the  Noteholders  or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

                           (iv)     to convey,  transfer,  assign,  mortgage or pledge any  property to or with the
         Indenture Trustee;

                           (v)      to cure any  ambiguity,  to correct any error or to correct or  supplement  any provision  herein or in any  supplemental  indenture  that may be  inconsistent  with any other  provision herein or in any supplemental indenture;

                           (vi)     to make any other  provisions  with  respect to matters  or  questions  arising under this Indenture or in any  supplemental  indenture;  provided,  that such action shall not materially and  adversely  affect the  interests of the  Noteholders  or the Enhancer (as  evidenced by an Opinion of
         Counsel);

                           (vii)    to evidence and provide for the  acceptance of the  appointment  hereunder by a successor  trustee  with  respect  to the  Notes  and to add to or change  any of the  provisions  of this
         Indenture as shall be necessary to  facilitate  the  administration  of the trusts  hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                           (viii)   to modify,  eliminate or add to the provisions of this Indenture to such extent as shall be  necessary  to effect  the  qualification  of this  Indenture  under TIA or under any  similar federal statute  hereafter  enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture will not give rise to any material adverse tax consequence to the Noteholders.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture  Trustee,  when  authorized by an Issuer Request,  may,  without the  consent  of any  Noteholder  but with prior  notice to the Rating  Agencies  and the  Enhancer,  enter into an indenture  or  indentures  supplemental  hereto for the  purpose of adding any  provisions  to, or  changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the
Noteholders  under this  Indenture;  provided,  however,  that such action shall not, as evidenced by an Opinion of
Counsel,  (i) adversely  affect in any  material  respect  the  interests  of any  Noteholder  or the  Enhancer  or
(ii) cause the Issuer to be subject to an entity level tax.

         Section 9.02 Supplemental  Indentures With Consent of Noteholders.  The Issuer and the Indenture  Trustee,
when  authorized by an Issuer  Request,  may, with prior notice to the Rating  Agencies and with the consent of the
Enhancer  and the  Noteholders  of not less than a majority of the Note  Balances  of each Class of Notes  affected thereby,  by Act (as  defined  in  Section  10.03  hereof)  of such  Noteholders  delivered  to the  Issuer and the
Indenture  Trustee,  enter into an  indenture  or  indentures  supplemental  hereto  for the  purpose of adding any provisions  to, or changing in any manner or  eliminating  any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders  under this Indenture;  provided,  however,  that no such  supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

                  (a) change the date of payment of any  installment  of principal  of or interest on any Note,  or reduce the principal amount thereof or the Note Rate thereon,  change the provisions of this Indenture  relating to the  application of collections  on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this
Indenture  requiring the application of funds available therefor,  as provided in Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (b) reduce  the  percentage  of the Note  Balances  of any Class of  Notes,  the  consent  of the
Noteholders of which is required for any such  supplemental  indenture,  or the consent of the Noteholders of which is required for any waiver of compliance with certain  provisions of this Indenture or certain  defaults  hereunder and their consequences provided for in this Indenture;

                  (c) modify or alter the  provisions of the proviso to the  definition  of the term  "Outstanding"
or modify or alter the exception in the definition of the term "Noteholder";

                  (d) reduce the  percentage  of the  aggregate  Note  Balance of the Notes  required to direct the
Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                  (e) modify any  provision  of this  Section 9.02  except to  increase  any  percentage  specified herein or to provide that certain  additional  provisions of this Indenture or the other Basic Documents  cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

                  (f) modify any of the  provisions of this  Indenture in such manner as to affect the  calculation of the  amount of any  payment  of  interest  or  principal  due on any Note on any  Payment  Date  (including  the calculation of any of the individual components of such calculation); or

                  (g) permit  the  creation  of any lien  ranking  prior  to or on a  parity  with the lien of this
Indenture with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein, terminate the lien of this  Indenture on any property at any time subject  hereto or deprive the  Noteholder of any
Note of the security provided by the lien of this Indenture;  and provided further,  that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture and any such determination  shall be conclusive upon the Noteholders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be  necessary  for any Act (as defined in  Section 10.03  hereof) of  Noteholders  under this
Section 9.02 to approve the particular form of any proposed supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this  Section 9.02,  the  Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such amendment  or  supplemental  indenture  relates a notice  setting  forth in  general  terms the  substance  of such supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 Execution of  Supplemental  Indentures.  In executing,  or permitting the  additional  trusts created by, any  supplemental  indenture  permitted  by this Article IX or the  modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive and,  subject to Sections 6.01 and
6.02,  shall be fully  protected  in  relying  upon,  an  Opinion of Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture  Trustee may, but shall not be obligated to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 Effect  of  Supplemental  Indenture.   Upon  the  execution  of  any  supplemental  indenture
pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be  modified  and amended in accordance  therewith  with respect to the Notes  affected  thereby,  and the  respective  rights,  limitations  of rights,  obligations,  duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders  shall thereafter be determined,  exercised and enforced  hereunder  subject in all respects to such  modifications and amendments,  and all the terms and conditions of any such  supplemental  indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05 Conformity   with  Trust   Indenture  Act.  Every  amendment  of  this  Indenture  and  every supplemental  indenture  executed pursuant to this Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

         Section 9.06 Reference in Notes to Supplemental  Indentures.  Notes  authenticated and delivered after the execution  of any  supplemental  indenture  pursuant  to this  Article IX may,  and if  required  by the  Indenture
Trustee,  shall,  bear a notation in form approved by the Indenture  Trustee as to any matter  provided for in such supplemental  indenture.  If the Issuer or the Indenture  Trustee  shall so determine,  new Notes so modified as to conform,  in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

                                                     ARTICLE X

                                                   Miscellaneous

         Section 10.01 Compliance Certificates and Opinions, etc.

                  (a) Upon any  application  or request by the Issuer to the  Indenture  Trustee to take any action under any  provision of this  Indenture,  the Issuer  shall  furnish to the  Indenture  Trustee and to the Enhancer
(i) an  Officer's  Certificate  stating that all  conditions  precedent,  if any,  provided  for in this  Indenture relating  to the  proposed  action  have been  complied  with and (ii) an  Opinion of Counsel  stating  that in the opinion of such counsel all such conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application or request as to which the furnishing of such  documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every  certificate  or opinion with  respect to  compliance  with a condition or covenant  provided for in this Indenture shall include:

                           (i)      a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii)     a  brief   statement  as  to  the  nature  and  scope  of  the  examination  or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii)    a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or  investigation  as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                           (iv)     a  statement  as to  whether,  in the  opinion  of each  such  signatory,  such condition or covenant has been complied with; and

                           (v)      if the signer of such  certificate  or opinion is required  to be  Independent, the statement required by the definition of the term "Independent."

                  (b) (i)  Prior  to the  deposit  of any  Collateral  or other  property  or  securities  with the
Indenture  Trustee that is to be made the basis for the release of any property or  securities  subject to the lien of this Indenture,  the Issuer shall,  in addition to any obligation  imposed in  Section 10.01(a)  or elsewhere in this  Indenture,  furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing such  certificate  as to the fair value  (within 90 days of such deposit) to the Issuer of the
Collateral or other property or securities to be so deposited.

                           (ii)     Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
         Officer's Certificate  certifying or stating the opinion of any signer thereof as to the matters described in clause (i)  above,  the Issuer shall also deliver to the Indenture  Trustee an Independent  Certificate
         as to the same  matters,  if the fair value to the Issuer of the  securities to be so deposited and of all other such  securities  made the basis of any such  withdrawal  or release since the  commencement  of the then-current  fiscal year of the Issuer,  as set forth in the  certificates  delivered  pursuant to clause
         (i) above and this clause (ii),  is 10% or more of the  aggregate  Note  Balance of the Notes,  but such a certificate  need not be furnished with respect to any securities so deposited,  if the fair value thereof to the Issuer as set forth in the  related  Officer's  Certificate  is less than  $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                           (iii)    Whenever any property or  securities  are to be released  from the lien of this
         Indenture,  the Issuer shall  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying  or stating the opinion of each person  signing such  certificate as to the fair value (within 90 days of such release) of the  property or  securities  proposed to be released  and stating that in the opinion of such person the proposed  release will not impair the security  under this  Indenture in  contravention  of the provisions hereof.

                           (iv)     Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
         Officer's Certificate  certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture  Trustee an Independent  Certificate
         as to the same matters if the fair value of the property or securities  and of all other  property,  other than property as contemplated  by clause (v) below or securities  released from the lien of this Indenture since the  commencement of the then-current  calendar year, as set forth in the  certificates  required by clause (iii) above and this clause (iv),  equals 10% or more of the  aggregate  Note Balance of the Notes, but such  certificate  need not be furnished in the case of any release of property or  securities  if the fair value  thereof as set forth in the related  Officer's  Certificate  is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                           (v)      Notwithstanding  the  foregoing,  this Section  10.01(b) shall not apply to (A)
         collection  upon,  sales or other  dispositions  of the Mortgage  Loans as and to the extent  permitted or required by the Basic  Documents or (B) the making of cash  payments  out of the Note  Payment  Account as and to the extent  permitted or required by the Basic  Documents,  so long as the Issuer shall  deliver to the  Indenture  Trustee  every  six  months,  commencing  [ ],  an  Officer's  Certificate  of the  Issuer stating  that all the  dispositions  of  Collateral  described  in clauses (A) or (B) above that  occurred during the preceding six calendar  months (or such longer period,  in the case of the first such Officer's
         Certificate)  were  permitted  or required  by the Basic  Documents  and that the  proceeds  thereof  were applied in accordance with the Basic Documents.

         Section 10.02 Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters  are  required  to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such
Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by,  an  officer  or  officers  of any  Seller or the  Issuer,  stating  that the information  with respect to such factual  matters is in the  possession  of any Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03 Acts of Noteholders.

                  (a) Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action provided by this  Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced by one or more instruments  of  substantially  similar tenor signed by such  Noteholders  in person or by agents duly appointed in writing;  and  except as  herein  otherwise  expressly  provided  such  action  shall  become  effective  when such instrument or instruments are delivered to the Indenture Trustee,  and, where it is hereby expressly  required,  to the Issuer.  Such  instrument or instruments  (and the action  embodied  therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the Noteholders  signing such instrument or instruments.  Proof of execution of any such  instrument  or of a writing  appointing  any such agent  shall be  sufficient  for any purpose of this
Indenture and (subject to Section 6.01)  conclusive  in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.
                  (b) The fact and date of the  execution  by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note Register.

                  (d) Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action by the  Noteholder  of any Note shall bind the  Noteholder  of every Note issued upon the  registration  thereof or in exchange  therefor  or in lieu  thereof,  in respect  of  anything  done,  omitted  or  suffered  to be done by the
Indenture  Trustee or the Issuer in  reliance  thereon,  whether or not  notation  of such action is made upon such
Note.

         Section 10.04 Notices,  etc., to Indenture  Trustee,  Issuer,  Enhancer and Rating  Agencies.  Any request, demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders or other documents provided or permitted by this Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (a) the  Indenture  Trustee by any  Noteholder  or by the Issuer  shall be  sufficient  for every purpose  hereunder  if made,  given,  furnished  or filed  in  writing  to or with  the  Indenture  Trustee  at its
[______________]  with a copy to  __________________.  The  Indenture  Trustee shall  promptly  transmit any notice received by it from the Noteholders to the Issuer,

                  (b) the  Issuer by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every purpose  hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer  addressed to: Home Equity
Loan Trust [    ]-[   ],  in care of the Owner Trustee, or at any other address previously  furnished in writing to the  Indenture  Trustee by the  Issuer.  The Issuer  shall  promptly  transmit  any notice  received by it from the
Noteholders to the Indenture Trustee, or

                  (c) the Enhancer by the Issuer,  the Indenture  Trustee or by any Noteholders shall be sufficient for every purpose  hereunder to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied  to:  Ambac  Assurance  Corporation,  One State  Street  Plaza,  New York,  New York  10004,  Attention:
Consumer  Asset-Backed  Securities Group (Home Equity Loan Trust  [    ]-[   ]),  telecopier number (212) 208-3394.
The Enhancer  shall  promptly  transmit any notice  received by it from the Issuer,  the  Indenture  Trustee or the
Noteholders to the Issuer or Indenture Trustee, as the case may be.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee  shall be in writing,  personally  delivered or mailed by certified  mail,  return  receipt  requested,  to
(i) in the case of Moody's, at the following address:  Moody's Investors Service,  Inc., ABS Monitoring Department,
99 Church  Street,  New York, New York 10007 and (ii) in the case of Standard & Poor's,  at the following  address:
Standard  &  Poor's,  55 Water  Street,  New  York,  New York  10041-0003,  Attention:  Asset  Backed  Surveillance
Department;  or, as to each of the  foregoing  Persons,  at such other  address as shall be  designated  by written notice to the other foregoing Persons.

         Section 10.05 Notices to Noteholders;  Waiver.  Where this Indenture  provides for notice to Noteholders of any event, such notice shall be sufficiently  given (unless otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage  prepaid to each Noteholder  affected by such event, at such Person's  address as it appears on the Note Register,  not later than the latest date,  and not earlier than the earliest date,  prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the sufficiency of such notice with  respect to other  Noteholders,  and any notice  that is mailed in the manner  herein  provided shall  conclusively  be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such  notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such  filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

         Section 10.06 Alternate  Payment and Notice  Provisions.  Notwithstanding  any provision of this  Indenture or any of the Notes to the contrary,  the Issuer may enter into any agreement with any  Noteholder  providing for a method of payment,  or notice by the  Indenture  Trustee to such  Noteholder,  that is  different  from the methods provided for in this  Indenture for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

         Section 10.07 Conflict with Trust  Indenture Act. If any provision  hereof  limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the provisions of TIA, such required provision shall control.

         The  provisions  of TIA §§ 310  through 317 that impose  duties on any Person  (including  the  provisions automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this
Indenture, whether or not physically contained herein.

         Section 10.08 Effect of Headings.  The Article and Section  headings  herein are for  convenience  only and shall not affect the construction hereof.

         Section 10.09 Successors  and Assigns.  All  covenants and  agreements  in this  Indenture and the Notes by the Issuer shall bind its  successors  and assigns,  whether so expressed or not. All  agreements  of the Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.10 Severability.  In case  any  provision  in  this  Indenture  or in the  Notes  shall  be held invalid,  illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         Section 10.11 Benefits  of  Indenture.  Nothing  in this  Indenture  or in the Notes,  express or  implied, shall give to any Person, other than the parties hereto and their successors  hereunder,  and the Noteholders,  the
Enhancer,  and any other party secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate, any benefit or any legal or equitable right,  remedy or claim under this Indenture.  The Enhancer shall be a third party beneficiary of this Indenture.

         Section 10.12 Legal  Holidays.  In any case  where  the date on which  any  payment  is due  shall not be a
Business Day, then  (notwithstanding  any other provision of the Notes or this Indenture)  payment need not be made on such  date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13 GOVERNING  LAW. THIS  INDENTURE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE
OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF
THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.14 Counterparts.  This  Indenture may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall  together  constitute but one and the same instrument.

         Section 10.15 Recording  of  Indenture.  If this  Indenture  is subject  to  recording  in any  appropriate public  recording  offices,  such  recording is to be effected by the Issuer and at its expense  accompanied  by an
Opinion of Counsel  (which  counsel  shall be reasonably  acceptable  to the Indenture  Trustee) to the effect that such recording is necessary  either for the protection of the Noteholders or any other Person secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16 Issuer  Obligation.  No recourse may be taken,  directly or  indirectly,  with respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing  delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly agreed (it being understood that the Indenture  Trustee and the Owner Trustee have no such obligations in their  respective  individual  capacities),  and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid consideration  for stock,  unpaid  capital  contribution  or failure to pay any  installment  or call owing to such entity.  For all  purposes  of this  Indenture,  in the  performance  of any  duties or  obligations  of the Issuer hereunder,  the Owner  Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions  of
Articles VI, VII and VIII of the Trust Agreement.

         Section 10.17 No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each Noteholder, by its  acceptance  of a Note,  hereby  covenant  and agree that they will not at any time  institute  against  the
Depositor  or the Issuer,  or join in any  institution  against  the  Depositor  or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or state  bankruptcy  or  similar  law in  connection  with any  obligations  relating  to the Notes,  this
Indenture or any of the other Basic Documents.

         Section 10.18 Inspection.  The  Issuer  agrees  that,  on  reasonable  prior  notice,  it shall  permit any representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     HOME EQUITY LOAN TRUST [    ]-[   ], as Issuer

                                                     By:    _________________, not in its individual capacity but
                                                            solely as Owner Trustee

                                                     By:    ______________________________________________
                                                            Name:
                                                            Title:

                                                     __________________, as Indenture Trustee

                                                     By:__________________________________________________
                                                            Name:
                                                            Title:

__________________
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:      ________________________________
         Name:
         Title:

Signatures and Seals

STATE OF _______________   )
         )        ss.:
COUNTY OF _____________    )

         On this ___ day of [     ], before me personally appeared ____________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________, that he/she is the ____________ of
_______________, the Owner Trustee, one of the corporations described in and which executed the above instrument;
that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal;
that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

__________________________________
         Notary Public

Acknowledgements

STATE OF ___________________        )
         ) ss.:
COUNTY OF _________________         )

         On this ___ day of [     ], before me personally appeared __________, to me known, who being by me duly sworn, did depose and say, that he/she resides at _____________; that he/she is the ___________ of
__________________, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

__________________________________
         Notary Public

NOTORIAL SEAL

                                                 TABLE OF CONTENTS

Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes;

EXHIBITS
Exhibit A-1       -        Form of Term Notes
Exhibit A-2       -        Form of Variable Pay Revolving Notes
Exhibit B         -        Form of 144A Investment Representation
Exhibit C         -        Form of Advance Request
Exhibit D         -        Form of Investor Representation Letter
Exhibit E         -        Form of Transferor Letter
Appendix A        -        Definitions

                                                    APPENDIX A

                                                    DEFINITIONS

         Addition  Notice:  With respect to the  transfer of  Subsequent  Mortgage  Loans to the Issuer by a Seller
pursuant  to  Section 2.2  of the  Purchase  Agreement  (in  substantially  the form set forth in Exhibit 3 to such agreement),  a notice given by the respective Seller to the Rating Agencies,  the Indenture  Trustee,  the Enhancer
and the Owner  Trustee,  which shall be given not later than seven  Business  Days prior to the related  Subsequent
Transfer Date, of (i) the Seller's  designation of Subsequent  Mortgage Loans to be sold to the Issuer and (ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans.

         Additional  Balance:  With respect to any  Mortgage  Loan,  any future Draw made by the related  Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent  Cut-Off Date,  together with all money due or to become due in  respect  of such Draw;  provided,  however,  that any Draw  during the Rapid  Amortization
Period shall be an Excluded Amount, shall not be acquired by the Trust and shall not be an Additional Balance.

         Additional  Balance Increase  Amount:  Shall mean (a) the excess,  if any, of (i) the aggregate  principal amount of Additional  Balances  conveyed to the Trust Estate,  over  (ii) Principal  Collections  and Excess Spread applied to purchase  those  Additional  Balances from the Funding  Account  and/or the Custodial  Account minus (b)
amounts  paid on previous  Payment  Dates to the holders of the  Certificates  as an  Additional  Balance  Increase
Amount.

         Advance:  An advance of funds made by a Holder of Variable  Pay  Revolving  Notes in  connection  with the related Targeted Final Payment Date.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such Person.  For purposes of this  definition,  "control"  means the power to direct the  management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Amortization Periods:  Collectively, the Managed Amortization Period and the Rapid Amortization Period.

         Appraised Value:  With respect to any Mortgaged  Property,  either (x) the value as generally set forth in an appraisal of such  Mortgaged  Property  used to establish  compliance  with the  underwriting  criteria  then in effect in connection  with the later of the  application  for the Mortgage Loan secured by such Mortgaged  Property or any  subsequent  increase or decrease in the related  Credit Limit,  or to reduce or eliminate the amount of any primary mortgage  insurance,  or (y) if the sales price of such Mortgaged Property is considered in accordance with the underwriting  criteria  applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

         Assignment of Mortgage:  With respect to any  Mortgage,  an  assignment,  notice of transfer or equivalent instrument,  in recordable  form,  sufficient  under the laws of the  jurisdiction  in which the related  Mortgaged
Property  is  located  to reflect  the  conveyance  of such  Mortgage,  which  assignment,  notice of  transfer  or equivalent  instrument  may be in the  form  of one or more  blanket  assignments  covering  Mortgages  secured  by
Mortgaged Properties located in the same jurisdiction.

         Authorized  Newspaper:  A newspaper of general  circulation  in the Borough of Manhattan,  The City of New
York,  printed in the English language and customarily  published on each Business Day, whether or not published on
Saturdays, Sundays or holidays.

         Authorized  Officer:  With respect to the Issuer,  any officer of the Owner  Trustee who is  authorized to act for the Owner  Trustee  in matters  relating  to the Issuer  and who is  identified  on the list of  Authorized
Officers  delivered  by the  Owner  Trustee  to the  Indenture  Trustee  on the  Closing  Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Base Specified Overcollateralization Amount:  Shall mean [   ]% of the Initial Aggregate Note Balance.

         Basic Documents:  The Trust Agreement,  the Indenture,  the Purchase Agreement,  the Insurance  Agreement,
the Policy,  the Servicing  Agreement,  the Custodial  Agreement,  any Subsequent  Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial  Owner:  With  respect  to any Note,  the Person  who is the  beneficial  owner of such Note as reflected on the books of the Depository or on the books of a Person  maintaining  an account with such  Depository
(directly as a Depository  Participant  or indirectly  through a Depository  Participant,  in  accordance  with the rules of such Depository).

         Billing  Cycle:  With respect to any Mortgage Loan and Due Date,  the calendar  month  preceding  such Due
Date.

         Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the States of New York,  Delaware or any State in which the  Corporate  Trust Office are required or  authorized by law to be closed.

         Capitalized  Interest  Account:  The account  established  and maintained  pursuant to Section 3.19 of the
Servicing Agreement.

         Capitalized  Interest  Requirement:  With respect to each Payment Date during the  Pre-Funding  Period and on the Payment Date immediately after the end of the Pre-Funding  Period,  the excess, if any of (i) the sum of (A)
the amount of  interest  that would  accrue at the Net WAC Rate for the  related  Interest  Period on the amount on deposit  in the  Pre-Funding  Account  as of the close of  business  on the  preceding  Payment  Date (or as of the
Closing  Date,  in the case of the first  Payment Date) and (B) the amount of any fees paid to the Enhancer for the
Policy,  over (ii) the amount of  reinvestment  earnings since the preceding  Payment Date (or the Closing Date, in the case of the first Payment Date) in the Pre-Funding Account.

         Certificate  Balance:  The  excess,  if any,  of the  Principal  Balance  of the  Mortgage  Loans over the aggregate outstanding principal balance of the Notes.

         Certificate  Distribution  Amount:  For  any  Payment  Date,  the  amount,  if any,  distributable  on the
Certificates for such Payment Date pursuant to Section 3.05(a)(xv) of the Indenture.

         Certificate of Trust:  The  Certificate of Trust filed for the Trust  pursuant to  Section 3810(a)  of the
Statutory Trust Statute.

         Certificate  Paying Agent:  The Certificate  Paying Agent appointed  pursuant to Section 3.10 of the Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Paying Agent.

         Certificate  Percentage  Interest:  With respect to any Payment Date and any  Certificate,  the Percentage
Interest for such Certificate.

         Certificate  Register:  The register  maintained  by the  Certificate  Registrar in which the  Certificate
Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate  Registrar:  The  Certificate  Registrar  appointed  pursuant  to  Section 3.05  of the  Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Registrar.

         Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture  Trustee or
any  Affiliate  of the Owner  Trustee  or the  Indenture  Trustee  shall be deemed  not to be  outstanding  and the registered  holder  will not be  considered  a  Certificateholder  for  purposes  of giving  any  request,  demand, authorization,  direction, notice, consent or waiver under the Indenture or the Trust Agreement;  provided that, in determining  whether  the  Indenture  Trustee or the Owner  Trustee  shall be  protected  in relying  upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver,  only  Certificates  that the  Indenture
Trustee or the Owner Trustee knows to be so owned shall be so disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee establishes to the satisfaction of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with respect to such
Certificates  and that the pledgee is not the Issuer,  any other obligor upon the  Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

         Certificates:  The Certificates issued pursuant to the Trust Agreement.

         Class:  With respect to any Note,  all Notes that bear the same class  designation,  (i.e.,  the Class A-1
Notes as a group,  the Class A-2  Notes as a group,  the  Class A-3  Notes as a group,  the Class A-1  Variable Pay
Revolving Notes as a group,  the Class A-2  Variable Pay Revolving  Notes as a group or the Class A-3  Variable Pay
Revolving Notes as a group).

         Class A-1  Notes:   The  Class A-1  Home  Equity   Loan-Backed  Term  Notes,   Series   [    ]-[   ],   in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class A-1 Variable Pay Revolving  Notes:  The  Class A-1  Home Equity  Loan-Backed  Variable Pay Revolving
Notes,  Series  [    ]-[   ],  in  substantially  the form set forth in Exhibit  A-2 to the  Indenture,  which will relate to, and provide for the option to make an Advance in  connection  with the Targeted  Final  Payment Date of, the Class A-1 Notes.

         Class A-2  Notes:   The  Class A-2  Home  Equity   Loan-Backed  Term  Notes,   Series   [    ]-[   ],   in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class A-2 Variable Pay Revolving  Notes:  The  Class A-2  Home Equity  Loan-Backed  Variable Pay Revolving
Notes,  Series  [    ]-[   ],  in  substantially  the form set forth in Exhibit  A-2 to the  Indenture,  which will relate to, and provide for the option to make an Advance in  connection  with the Targeted  Final  Payment Date of, the Class A-2 Notes.

         Class A-3  Notes:   The  Class A-3  Home  Equity   Loan-Backed  Term  Notes,   Series   [    ]-[   ],   in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class A-3 Variable Pay Revolving  Notes:  The  Class A-3  Home Equity  Loan-Backed  Variable Pay Revolving
Notes,  Series  [    ]-[   ],  in  substantially  the form set forth in Exhibit  A-2 to the  Indenture,  which will relate to, and provide for the option to make an Advance in  connection  with the Targeted  Final  Payment Date of, the Class A-3 Notes.

         Closing Date: _________________.

         Code:  The  Internal  Revenue  Code of  1986,  as  amended,  and the  rules  and  regulations  promulgated thereunder.

         Collateral:  The meaning specified in the Granting Clause of the Indenture.

         Collection  Period:  With respect to any Mortgage Loan and Payment Date, the calendar month  preceding any such Payment Date.

         Collections:  With respect to any Collection  Period, all Interest  Collections and Principal  Collections
during such Collection Period.

         Combined  Loan-to-Value  Ratio or CLTV:  With respect to each  Mortgage  Loan,  the ratio,  expressed as a percentage,  of the sum of (i) the Credit Limit and (ii) any outstanding  principal balance, at origination of such
Mortgage  Loan,  of all other  mortgage  loans,  if any,  secured  by senior or  subordinate  liens on the  related
Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

         Commission:  The Securities and Exchange Commission.

         Corporate  Trust  Office:  With  respect to the  Indenture  Trustee,  Certificate  Registrar,  Certificate
Paying Agent and Paying Agent,  the principal  corporate  trust office of the Indenture  Trustee and Note Registrar at which at any particular  time its corporate  trust business shall be  administered,  which office at the date of
the   execution   of  this   instrument   is  located  at  (i)  for  Note  and   Certificate   transfer   purposes:
___________________ and (ii) for all other purposes, such office shall be located at  ______________________.  With respect  to the  Owner  Trustee,  the  principal  corporate  trust  office  of the  Owner  Trustee  at which at any particular  time its corporate trust business shall be  administered,  which office at the date of the execution of this Trust Agreement is located at ____________________.
         Credit  Limit:  With respect to any Mortgage  Loan,  the maximum  Principal  Balance  permitted  under the terms of the related Loan Agreement.

         Custodial  Account:  The  account  or  accounts  created  and  maintained  by  the  Servicer  pursuant  to
Section 3.02(b)  of the Servicing  Agreement,  in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Custodial  Agreement:  The  Custodial  Agreement,  dated  the  Closing  Date,  among  the  Custodian,  the
Indenture  Trustee,  the Issuer and the  Servicer  relating  to the custody of the  Mortgage  Loans and the Related
Documents.

         Custodian:  [ ] and its  successors and assigns,  as applicable  pursuant to the Custodial  Agreement,  or any other successor  custodian of the Mortgage Files appointed by the Indenture  Trustee and reasonably  acceptable to the Enhancer and the Servicer.

         Cut-Off Date:  ________________.

         Cut-Off Date Principal  Balance:  With respect to any Initial  Mortgage Loan or Subsequent  Mortgage Loan,
the unpaid principal  balance thereof as of the close of business on the last day of the Billing Cycle  immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

         Default:  Any  occurrence  which is or with  notice or the lapse of time or both would  become an Event of
Default.

         Deficiency  Amount:  With  respect to any Payment  Date and the Notes,  an amount  equal to the sum of (a)
the amount by which the aggregate  amount of accrued  interest on the Notes  (excluding  any Relief Act  Shortfalls for such  Payment  Date) at the  respective  Note Rates on such  Payment  Date exceeds the amount on deposit in the
Note  Payment  Account  available  for  interest  distributions  on the Notes on such  Payment Date and (b)(i) with respect to any Payment Date that is not the Final Payment  Date,  any  Liquidation  Loss Amount with respect to the
Mortgage Loans for such Payment Date, to the extent not  distributed as part of the Principal  Distribution  Amount to the Holders of the Notes on such  Payment Date or deposited  into the Funding  Account as part of the  Principal
Distribution  Amount for such  Payment Date or applied to reduce the  Overcollateralization  Amount on such Payment
Date or (ii) on the Final Payment  Date,  the aggregate  outstanding  principal  balance of the Notes to the extent otherwise not paid on such date.

         Definitive Notes:  Any definitive, fully registered Note, as described in Section 4.06 of the Indenture.

         Deleted Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Depositor:  GreenPoint  Mortgage  Securities LLC, a Delaware limited liability  company,  or its successor in interest.

         Depository:  The  Depository  Trust  Company or a successor  appointed by the  Indenture  Trustee with the approval  of the Issuer.  Any  successor  to the  Depository  shall be an  organization  registered  as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

         Depository  Participant:  A  Person  for  whom,  from  time to time,  the  Depository  effects  book-entry transfers and pledges of securities deposited with the Depository.

         Determination  Date:  With  respect to any Payment  Date,  the [ ] day of the month in which such  Payment
Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Distribution  Account:  The account or accounts  created and  maintained by the  Certificate  Paying Agent pursuant to  Section 3.10(c)  of the Trust Agreement.  The Certificate  Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

         Draw:  With respect to any Mortgage  Loan,  a borrowing  by the related  Mortgagor  under the related Loan
Agreement.

         Draw Period:  With respect to each Mortgage Loan,  the period  consisting of either the first five, ten or fifteen  years  after the date of  origination  of such  Mortgage  Loan,  during  which the  related  Mortgagor  is permitted to make Draws.

         Due Date:  With respect to each Mortgage  Loan,  the date on which monthly  payments on such Mortgage Loan are due.

         Early  Amortization  Event:  The  occurrence  of any one of the following  events:  (i) the Term Notes are downgraded  below "[__]" by [__________] or "[__] by [_______] and, within [60] days of the downgrade,  the ratings have not been restored to the original  ratings;  (ii) within [10] days after a Targeted  Final  Payment Date,  the
Trust fails to receive an Advance and fails to issue and sell  additional  Variable Pay Revolving  Notes;  (iii) an
Event of Default under the  Indenture or an Enhancer  Default has  occurred;  or (iv) if,  beginning in [ ] (a) for three  consecutive  months,  the average  amount in the Funding  Account  which has not been used during a month to purchase  Additional  Balances or  Subsequent  Mortgage  Loans is greater than [__]% of such amount plus the amount which had been used during that month to purchase  Additional  Balances and Subsequent  Mortgage  Loans, or (b) for
six  consecutive  months,  the  average  amount in the  Funding  Account  which has not been used during a month to purchase  Additional  Balances or  Subsequent  Mortgage  Loans is greater than [__]% of such amount plus the amount which had been used during that month to purchase  Additional  Balances and Subsequent  Mortgage  Loans;  provided, however,  that amounts on deposit in the Funding  Account  during the month of a Targeted  Final  Payment Date that will be distributed to the holders of the Variable Pay Revolving  Notes on the Payment Date in the month  following such  Targeted  Final Payment Date will be  disregarded  with respect to the  calculation  described in this clause
(iv).

         Eligible  Account:  An  account  that  is  any  of  the  following:   (i)  maintained  with  a  depository
institution  the short-term  debt  obligations of which have been rated by each Rating Agency in its highest rating category  available,  or (ii) an account or accounts in a depository  institution  in which such accounts are fully insured to the limits  established  by the FDIC,  provided  that any deposits not so insured  shall,  to the extent acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of
Counsel  delivered  to the  Indenture  Trustee and each  Rating  Agency) the  Indenture  Trustee  have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other  depositors  or creditors of the  depository  institution  with which such account is  maintained,  or (iii) an account or accounts maintained with a depository  institution or trust company,  as long as its short-term  debt  obligations are rated
[__] by [_______],  and [__] by  [__________]  (or the  equivalent) or better by each Rating  Agency,  and its long term debt  obligations  are rated [__] by [_________]  and [__] by [________] (or the equivalent) or better by each
Rating  Agency,  or (iv) a segregated  trust account or accounts  maintained in the corporate  trust  division of a depository  institution  or trust  company,  acting in its fiduciary  capacity,  or (v) an account or accounts of a depository  institution  acceptable  to each Rating  Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy).

         Eligible  Substitute  Loan: A Mortgage Loan  substituted by either Seller for a Deleted Loan,  which must, on the date of such  substitution,  as confirmed in an Officers'  Certificate  delivered to the Indenture  Trustee,
(i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted  Mortgage
Loan,  an  aggregate  outstanding  principal  balance,  after  such  deduction),  not in excess of the  outstanding principal  balance of the Deleted Loan (the amount of any  shortfall to be deposited by the Seller in the Custodial
Account  in the  month of  substitution)  and a Credit  Limit not in excess  of  $________;  (ii) comply  with each representation  and warranty  made by [ ] and set forth in  Section 3.1(b)  of the Purchase  Agreement,  other than clauses (viii), (xiii), (xxiv),  (xxv)(B),  (xxvi) and (xxvii) thereof, and comply with each of the representations and  warranties  made by _______  set forth in  Section 3.1(d)(II)  of the  Purchase  Agreement,  as of the date of substitution;  (iii) have a Loan Rate,  Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate,  Net Loan Rate and Gross  Margin,  respectively,  of the Deleted  Loan as of the date of substitution;  (iv) have a CLTV at the time of  substitution no higher than that of the Deleted Loan at the time of substitution;  (v) have a  remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

         Enhancer: [________________], or any successor thereto.

         Enhancer  Default:  Any failure by the Enhancer to make a payment  required under the Policy in accordance with its terms.

         Enhancer  Optional  Deposit:  Amounts  deposited  by or on  behalf  of the  Enhancer  in the Note  Payment
Account, other than Insured Amounts, to be applied to the Notes.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  With respect to the  Indenture,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

(a)      a default in the payment of the  principal  of, any  installment  of the  principal  of or interest on any
Note when the same becomes due and payable, and such default shall continue for a period of five days;

(b)      there  occurs a default in the  observance  or  performance  in any  material  respect of any  covenant or agreement  of the Issuer  made in the  Indenture,  or any  representation  or  warranty  of the Issuer  made in the
Indenture  or in any  certificate  delivered  pursuant  hereto  or in  connection  herewith  proving  to have  been incorrect  in any  material  respect as of the time when the same shall have been made that has a material  adverse effect on the  Noteholders or the Enhancer,  and such default shall continue or not be cured,  or the  circumstance or condition in respect of which such  representation  or warranty was incorrect  shall not have been eliminated or otherwise  cured,  for a period of [__] days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture  Trustee or to the Issuer and the Indenture  Trustee by the Enhancer or the Noteholders
of at least  [__]% of the  aggregate  Note  Balance of the  Notes,  a written  notice  specifying  such  default or incorrect  representation  or warranty and  requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c)      there  occurs the filing of a decree or order for relief by a court  having  jurisdiction  in the premises in respect of the Issuer or any  substantial  part of the Trust Estate in an involuntary  case under any applicable federal or state  bankruptcy,  insolvency  or other  similar  law now or  hereafter  in  effect,  or  appointing  a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of [__] consecutive days;

(d)      there occurs the  commencement  by the Issuer of a voluntary  case under any  applicable  federal or state bankruptcy,  insolvency or other similar law now or hereafter in effect,  or the consent by the Issuer to the entry of an order for relief in an involuntary  case under any such law, or the consent by the Issuer to the  appointment or taking possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official of the  Issuer or for any  substantial  part of the  assets of the Trust  Estate,  or the  making by the Issuer of any general  assignment for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing; or

(e)      the occurrence of an Early Amortization Event.

         Exchange  Act:  The  Securities  Exchange  Act  of  1934,  as  amended,  and  the  rules  and  regulations promulgated thereunder.

         Excess  Spread:  With respect to any Payment Date and without taking into account any Insured  Amount,  if any, paid by the Enhancer under the Policy for such Payment Date, the excess,  if any, of (i) Interest  Collections for the related  Collection  Period over (ii) the sum of (x) the sum of (A) the premium  allocable  to such Payment
Date and (B) any unpaid premium for the Policy,  with interest  thereon as provided in the Insurance  Agreement and
(y)  the  aggregate  amount  distributed  to  the  Noteholders  as  interest  on  such  Payment  Date  pursuant  to
Section 3.05(a)(i) of the Indenture.

         Excess  Spread Test:  As to any Payment  Date, a test that will be satisfied if the product of (x) (i) the amount of Excess Spread  (reduced by the aggregate  Liquidation  Loss Amounts with respect to such Payment Date) on such Payment Date divided by (ii) the Pool  Balance as of the  beginning of the related  Collection  Period and (y)
12, expressed as a percentage, is greater than or equal to [__]%.

         Excluded  Amount:  For any  Payment  Date  during  the Rapid  Amortization  Period,  all Draws  made to an obligor under any Mortgage Loan during the Rapid  Amortization  Period which shall not be  transferred to the Trust
Estate,  and the  portion  of the  Principal  Collections  and  Interest  Collections  for each  Collection  Period allocated  to such  Excluded  Amount based on a pro rata  allocation  between the related  Excluded  Amount and the
Principal  Balance of such Mortgage Loan in proportion to the respective  amounts  outstanding as of the end of the calendar month preceding such Collection Period.

         Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

         Fannie Mae:  Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         Final Payment Date:  The Payment Date in _______________.

         Fiscal Year:  The fiscal year of the Trust, which shall end on December 31 of each year.

         Foreclosure  Profit:  With respect to a Liquidated  Mortgage  Loan,  the amount,  if any, by which (i) the aggregate  of  Liquidation  Proceeds  net of  Liquidation  Expenses  exceeds  (ii) the  Principal  Balance  of such
Liquidated  Mortgage  Loan (plus  accrued and unpaid  interest  thereon at the  applicable  Loan Rate from the date interest  was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the final recovery of the related Liquidation Proceeds.

         Freddie Mac:  Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         Funding  Account:  The account  established  and  maintained  pursuant to  Section 3.16  of the  Servicing
Agreement.

         Funding Event:  Shall mean that,  during the Managed  Amortization  Period,  the aggregate Note Balance of the Variable Pay Revolving  Notes has been reduced to zero and the  Overcollateralization  Amount is at least equal to the Overcollateralization Target Amount.

         GAAP: Generally accepted accounting principles.

         Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign, transfer,  create, and grant a lien upon and a security interest in and right of set-off against,  deposit,  set over and confirm pursuant to the  Indenture.  A Grant of the  Collateral or of any other  agreement or  instrument  shall include all rights, powers and options (but none of the  obligations)  of the granting  party  thereunder,  including the immediate and continuing  right to claim for,  collect,  receive and give receipt for principal and interest  payments in respect of such  collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive notices and other  communications,  to make waivers or other  agreements,  to exercise  all rights and options,  to bring  proceedings  in the name of the granting party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Gross  Margin:  With  respect to any  Mortgage  Loan,  the  percentage  set forth as the "Margin" for such
Mortgage Loan on the Mortgage Loan Schedule.

         Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture:  The indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

         Indenture  Trustee:  _________,  a national  banking  association,  and its  successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent:  When used with respect to any specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other obligor on the Notes,  the Sellers,  the Depositor and any Affiliate of any of the foregoing
Persons,  (ii) does not have any direct  financial  interest or any  material  indirect  financial  interest in the
Issuer,  any such other obligor,  the Sellers,  the Depositor or any Affiliate of any of the foregoing  Persons and
(iii) is not connected  with the Issuer,  any such other  obligor,  the Sellers,  the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Independent  Certificate:  A  certificate  or opinion to be delivered to the  Indenture  Trustee under the circumstances  described in, and otherwise  complying  with, the applicable  requirements of  Section 10.01  of the
Indenture,  made by an  Independent  appraiser  or other  expert  appointed  by an Issuer Order and approved by the
Indenture  Trustee in the exercise of reasonable care, and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

         Index:  With  respect to any Mortgage  Loan,  the prime rate from time to time for the  adjustment  of the
Loan Rate set forth as such on the related Loan Agreement.

         Initial Aggregate Note Balance:  $[  ].

         Initial Aggregate Term Note Balance:  $[  ].

         Initial Certificate Balance: $[  ].

         Initial Class A-1 Note Balance:  $[  ].

         Initial Class A-1 Variable Pay Revolving Note Balance:  $[  ].

         Initial Class A-2 Note Balance:  $[  ].

         Initial Class A-2 Variable Pay Revolving Note Balance:  $[  ].

         Initial Class A-3 Note Balance:  $[  ].

         Initial Class A-3 Variable Pay Revolving Note Balance:  $[  ].

         Initial Mortgage Loans:  The adjustable rate home equity  revolving lines of credit initially  transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

         Initial Pool Balance:  The sum of (a) the aggregate  Principal  Balances of the Initial  Mortgage Loans as
of the Cut-off Date and (b) the Original Pre-Funded Amount.

         Initial Purchaser:  _______________, as the initial purchaser of the Variable Pay Revolving Notes.

         Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction in the premises in respect of such Person or any  substantial  part of its property in an involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official for such
Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such Person's affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive  days; or (b)
the  commencement by such Person of a voluntary case under any applicable  bankruptcy,  insolvency or other similar law now or  hereafter  in  effect,  or the  consent  by such  Person  to the  entry of an order  for  relief  in an involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial  part of its  property,  or the making by such  Person of any  general  assignment  for the  benefit of creditors,  or the failure by such Person  generally to pay its debts as such debts become due or the  admission by such Person in writing (as to which the  Indenture  Trustee  shall have  notice) of its  inability to pay its debts generally,  or the  adoption by the Board of  Directors  or managing  member of such Person of a  resolution  which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance  Agreement:  The  Insurance  and Indemnity  Agreement  dated as of the Closing  Date,  among the
Servicer,  the  Sellers,  the  Depositor,  the Issuer,  the  Indenture  Trustee  and the  Enhancer,  including  any amendments and supplements thereto.

         Insurance  Proceeds:  Proceeds  paid by any insurer  (other than the  Enhancer)  pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer,  or amounts  required to be paid by the Servicer  pursuant to the next to last  sentence of  Section 3.04  of the  Servicing  Agreement,  net of any
component  thereof (i) covering any expenses  incurred by or on behalf of the Servicer in connection with obtaining such  proceeds,  (ii) that  is  applied to the  restoration  or repair of the  related  Mortgaged  Property,  (iii)
released to the related  Mortgagor in accordance with the Servicer's  normal servicing  procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Insured Amount:  As defined in the Policy.

         Interest  Collections:  With  respect to any  Payment  Date,  the sum of all  payments  by or on behalf of
Mortgagors and any other amounts  constituting  interest  (including  without  limitation such portion of Insurance
Proceeds,  Net Liquidation  Proceeds and Repurchase  Prices as is allocable to interest on the applicable  Mortgage
Loan) as is paid by the Sellers or the Servicer  (including  any optional  servicing  advance) or is collected  and applied by the Servicer under the Mortgage Loans during the related  Collection  Period,  exclusive of the pro rata portion thereof  attributable to any Excluded Amounts,  and reduced by the Servicing Fee for the related Collection
Period and by any fees (including  annual fees) or late charges or similar  administrative  fees paid by Mortgagors during the related  Collection  Period.  The terms of the related Loan  Agreement  shall  determine  the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest  Coverage  Amount:  The amount to be paid from  proceeds  from the sale of the Notes for  deposit into the  Capitalized  Interest  Account  pursuant to Section 3.19 of the Servicing  Agreement on the Closing Date,
which amount  initially  shall be $[ ], and  thereafter,  shall be the amount  computed in accordance  with Section
3.19 of the Servicing Agreement.

         Interest  Period:  With respect to the Notes and any Payment Date (other than the first Payment Date), the period  beginning on the preceding  Payment Date and ending on the day preceding such Payment Date, and in the case of the first  Payment  Date,  the period  beginning on the Closing Date and ending on the day  preceding  the first
Payment Date.

         Interest Rate  Adjustment  Date:  With respect to each Mortgage  Loan, the date or dates on which the Loan
Rate is adjusted in accordance with the related Loan Agreement.

         Interest  Shortfall:  (I) With  respect to the  Class A-1  Notes and the  Class A-2  Notes and any Payment
Date, the sum of:

         (A) an amount of  interest  on such  Class of Notes  calculated  at a rate  equal to the excess of (i) the lesser of (a) LIBOR plus the related margin and (b) ___% over (ii) the Net WAC Rate, plus

         (B) interest on such amount calculated at a rate equal to the related Note Rate; and

         (II) With respect to the Class A-3  Notes and the Variable Pay Revolving  Notes and any Payment Date,  the
sum of:

         (A) an amount of  interest  on such Class of Notes  calculated  at a rate equal to the excess of (i) LIBOR plus the related margin over (ii) the Net WAC Rate, plus

         (B) interest on such amount calculated at a rate equal to the related Note Rate.

         Interest  Shortfalls  will not be  included as interest  payments on the Notes for such  Payment  Date and such amount will accrue  interest  at the  related  Note Rate (as  adjusted  from time to time) and will be paid on future  Payment  Dates only to the extent  funds are  available  therefor  as set forth in  Section 3.05(a)  of the
Indenture.

         Issuer or Trust:  The Home Equity Loan Trust  [    ]-[   ],  a Delaware  statutory trust, or its successor
in interest.

         Issuer Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR: As to any Interest Period,  (a) for any Interest Period other than the first Interest  Period,  the rate for United  States  dollar  deposits for one month that  appears on the Telerate  Screen Page 3750 as of 11:00
a.m.,  London,  England  time, on the second LIBOR  Business Day prior to the first day of that Interest  Period or
(b) with  respect to the first  Interest  Period,  the rate for United  States  dollar  deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m.,  London,  England time, two LIBOR Business Days prior to the  Closing  Date.  If such rate does not  appear on such  page (or other  page as may  replace  that page on that service,  or if such service is no longer offered,  such other service for displaying  LIBOR or comparable rates as may be reasonably  selected by the Indenture Trustee after  consultation  with the Servicer and the Enhancer),  the rate will be the Reference  Bank Rate. If no Reference  Bank Rate is available,  LIBOR will be LIBOR  applicable to the preceding Payment Date.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         Lien:  Any  mortgage,  deed  of  trust,  pledge,  conveyance,  hypothecation,  assignment,  participation, deposit  arrangement,  encumbrance,  lien  (statutory or other),  preference,  priority  right or interest or other security agreement or preferential  arrangement of any kind or nature whatsoever,  including,  without  limitation, any  conditional  sale or other title  retention  agreement,  any  financing  lease having  substantially  the same economic  effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated  Mortgage  Loan:  With respect to any Payment  Date,  any Mortgage Loan in respect of which the
Servicer has determined,  in accordance with the servicing procedures  specified in the Servicing Agreement,  as of the end of the related  Collection Period that  substantially all Liquidation  Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation  Expenses:  All  out-of-pocket  expenses  (exclusive of overhead)  incurred by or on behalf of the  Servicer in  connection  with the  liquidation  of any Mortgage  Loan and not  recovered  under any  insurance policy,  including legal fees and expenses,  any  unreimbursed  amount  expended  (including,  without  limitation, amounts  advanced  to correct  defaults  on any  mortgage  loan which is senior to such  Mortgage  Loan and amounts advanced  to keep  current  or pay off a  mortgage  loan that is  senior to such  Mortgage  Loan)  respecting  such
Mortgage  Loan and any  related  and  unreimbursed  expenditures  for real estate  property  taxes or for  property restoration, preservation or insurance against casualty loss or damage.

         Liquidation  Loss  Amount:  With  respect  to any  Payment  Date  and any  Mortgage  Loan  that  became  a
Liquidated  Mortgage Loan during the related Collection  Period,  the unrecovered  portion of the Principal Balance of such Mortgage Loan and any unpaid accrued  interest thereon at the end of such Collection  Period,  after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

         Liquidation  Proceeds:  Proceeds  (including  Insurance Proceeds but not including amounts drawn under the
Policy) if any received in connection  with the  liquidation of any Mortgage Loan or related REO Property,  whether through trustee's sale, foreclosure sale or otherwise.

         Loan  Agreement:  With respect to each Mortgage  Loan,  the credit line  agreement,  pursuant to which the related  Mortgagor  agrees to pay the  indebtedness  evidenced  thereby  and  secured by the  related  Mortgage  as modified or amended.

         Loan Rate:  With  respect to any  Mortgage  Loan and any day,  the per annum rate of  interest  applicable under the related Loan Agreement.

         Lost Note  Affidavit:  With respect to any Mortgage Loan as to which the original Loan  Agreement has been permanently lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying that the original  Loan  Agreement  has  been  lost,  misplaced  or  destroyed  (together  with a copy of the  related  Loan
Agreement, if available).

         Managed  Amortization  Period:  The period  beginning  on the first day  following  the end of the related
Revolving  Period  and  ending  on the  earlier  of (i) the  Payment  Date  occurring  in  March 2010  and (ii) the occurrence of a Rapid Amortization Event.

         Maximum Loan Rate:  With respect to each  Mortgage  Loan,  the maximum loan rate thereon  specified in the related Loan Agreement.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

         Minimum  Monthly  Payment:  With respect to any Mortgage Loan and any month,  the minimum amount  required to be paid by the related Mortgagor in such month.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         Mortgage File:  With respect to each Mortgage Loan:

(i)      the original  Loan  Agreement  endorsed or assigned  without  recourse in blank (which  endorsement  shall contain  either an original  signature or a facsimile  signature of an authorized  officer of [ ]) or, with respect to any Mortgage Loan as to which the original Loan  Agreement  has been  permanently  lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii)     the  original  Mortgage,  noting  the  presence  of the  MIN of the  Mortgage  Loan,  if the  Mortgage  is
registered on the MERS® System,  and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with  evidence of recording  thereon,  or, if the original  Mortgage has not yet been returned from the public  recording  office,  a copy of the original  Mortgage  certified by [ ] that such Mortgage has been sent for recording,  or a county  certified  copy of such Mortgage in the event the recording  office keeps the original or if the original is lost;

(iii)    unless the Mortgage Loan is registered on the MERS® System,  original  assignments  (which may be included in one or more blanket  assignments  if permitted by applicable  law) of the Mortgage in  recordable  form from [ ]
to  "_________,  as  Indenture  Trustee  under that certain  Indenture  dated as of [ ], for Home Equity Loan Trust
[    ]-[   ], Home Equity Loan-Backed Term Notes" c/o the Servicer at an address specified by the Servicer;

(iv)     originals of any  intervening  assignments  of the Mortgage  from the  originator  to [ ] (or to MERS,  if the Mortgage  Loan is  registered  on the MERS®  System,  and which notes the presence of a MIN),  with evidence of recording  thereon,  or, if the original of any such  intervening  assignment  has not yet been  returned  from the public  recording  office,  a copy of such  original  intervening  assignment  certified by [ ] that such  original intervening assignment has been sent for recording; and

(v)      a true and correct copy of each  assumption,  modification,  consolidation or substitution  agreement,  if any, relating to such Mortgage Loan; and

(vi)     any  documents  required to be added to such  documents  pursuant  to the  Purchase  Agreement,  the Trust
Agreement or the Servicing Agreement.

         It is  understood  that the  Mortgage  File  (other  than item (i) above) may be  retained  in  microfilm, microfiche,  optical  storage or magnetic media in lieu of hard copy;  provided,  that with respect to any Mortgage
Loan not  registered  on the MERS®  System,  the original  assignment  of Mortgage  described in clause (iii) above shall be retained in the Mortgage File.

         Mortgage Loan Schedule:  The initial  schedule of Initial  Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing  Agreement,  and as of each Subsequent  Cut-Off Date, any Subsequent  Mortgage Loans,
which  schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal  Balance,  (ii) the Credit Limit
and Gross  Margin,  (iii) the Maximum  Loan Rate,  if any,  (iv) the loan  number and (v) the lien  position of the related Mortgage.

         Mortgage  Loans:  At any time,  all  Initial  Mortgage  Loans and  Subsequent  Mortgage  Loans,  including
Additional  Balances,  if any,  that have been sold to the  Issuer  pursuant  to, in the case of  Initial  Mortgage
Loans,  the Trust  Agreement,  or, in the case of  Subsequent  Mortgage  Loans,  a Subsequent  Transfer  Agreement,
together with all monies due or become due  thereunder  or the Related  Documents,  and that remain  subject to the terms thereof.

         Mortgaged Property:  The underlying property,  including real property and improvements thereon,  securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Loan Agreement.

         Net  Liquidation  Proceeds:  With respect to any  Liquidated  Mortgage Loan,  Liquidation  Proceeds net of
Liquidation  Expenses minus the pro rata portion of such amount that is  attributable  to any Excluded  Amount (but not  including the portion,  if any, of such amount that exceeds the Principal  Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the Collection  Period  immediately  preceding the Collection  Period in which such Mortgage Loan became a Liquidated Mortgage Loan) and including any Recovery Amounts.

         Net Loan Rate:  With  respect to any Payment Date and any Mortgage  Loan,  the Loan Rate of that  Mortgage
Loan applicable to the Due Date in the related  Collection  Period, net of the Servicing Fee Rate and, beginning on the thirteenth  Payment Date and  thereafter,  [__]% ([__] basis points),  adjusted to an effective rate reflecting the methods by which interest is calculated on the related Classes of Notes during such Interest Period.

         Net  Principal  Collections:  With  respect  to any  Payment  Date,  the  excess,  if  any,  of  Principal
Collections  for such Payment Date over the aggregate  amount of  Additional  Balances  created  during the related
Collection Period, conveyed to the Issuer.

         Net WAC Rate:  With respect to any Payment  Date,  (i) a per annum rate equal to the  weighted  average of the Net Loan  Rates of the  Mortgage  Loans as of the  first  day of the month  preceding  the month in which  such
Payment Date occurs,  and weighted on the basis of the respective  Principal  Balances of such Mortgage Loans as of the first day of the  related  Collection  Period,  minus  (ii) the  premium  rate on the  Policy  multiplied  by a fraction,  the  numerator of which is the sum of the Note Balances for each Class of Notes and the  denominator  of which is the Pool Balance.

         Net  Worth:  As of any date of  determination,  the net  worth of [ ] and its  consolidated  subsidiaries, as determined in accordance with GAAP.

         Note  Balance:  With respect to any Payment Date and any Class of Notes,  the Initial Note Balance of such
Class reduced by all payments of principal on such Class prior to such Payment Date and  increased,  in the case of any Class of Variable  Pay  Revolving  Notes,  by each  Advance  paid by the holder of such Class of  Variable  Pay
Revolving  Notes or, in the case of any  additional  Variable Pay Revolving  Notes,  by each Advance made by one or more of the "Purchasers" under and as defined in the Note Purchase Agreement.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note  Payment  Account:  The account  established  by the  Indenture  Trustee  pursuant  to Sections  3.01 and 8.02 of the  Indenture  and  Section 5.01  of the Servicing  Agreement.  Amounts  deposited in the Note Payment
Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

         Note Purchase  Agreement:  The note purchase agreement dated as of the Closing Date, among the Issuer, the
Depositor,  _____________,  ______________,  for itself and as representative of  _____________________________  or any similar agreement entered into by the Depositor and any other Holder of a Variable Pay Revolving Note.

         Note Rate: As to the Notes, the following rates:

                  Class A-1  Notes:  a floating  rate equal to the least of (i) LIBOR plus [ ]% per annum (or,  for any Interest  Period  commencing  after the first Payment Date on which the aggregate  Note Balance of the
         Notes is less than [__]% of the Note  Balance as of the Closing  Date,  LIBOR plus [__]% per annum),  (ii)
         the related Net WAC Rate and (iii) [____]% per annum;

                  Class A-2  Notes:  a floating  rate equal to the least of (i) LIBOR plus [ ]% per annum (or,  for any Interest  Period  commencing  after the first Payment Date on which the aggregate Note Balance is less than [__]% of the Note  Balance of the Notes as of the Closing  Date,  LIBOR plus [___]% per annum),  (ii)
         the related Net WAC Rate and (iii) [____]% per annum.

                  Class A-3  Notes:  a  floating  rate  equal to the  lesser of (i) LIBOR  plus [ ]% per annum (or, for any Interest  Period  commencing  after the first Payment Date on which the aggregate  Note Balance is less than [__]% of the Note  Balance of the Notes as of the  Closing  Date,  LIBOR plus [__]% per  annum), and (ii) the related Net WAC Rate.

                  Variable Pay  Revolving  Notes:  a floating  rate equal to the lesser of (i) LIBOR  plus [ ]% per annum (or, for any Interest  Period  commencing  after the first Payment Date on which the aggregate  Note
         Balance is less than 10% of the Note  Balance of the Notes as of the Closing  Date,  LIBOR plus [___]% per annum), and (ii) the related Net WAC Rate.

                  The margin on the Variable Pay Revolving  Notes may be adjusted in accordance  with  Section 2.03 of the  Indenture.  The margin for the  Class A-1  Notes and the  Class A-2  Notes will  increase  to [ ]%
         per annum,  for each Interest  Period  beginning  after the date on which a Early  Amortization  Event has occurred.

         Note Register:  The register  maintained by the Note  Registrar in which the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

         Noteholder or Holder:  The Person in whose name a Note is registered  in the Note  Register,  except that, any Note  registered in the name of the Depositor,  the Issuer or the Indenture  Trustee or any Affiliate of any of
them shall be deemed not to be  outstanding  and the  registered  holder will not be  considered a  Noteholder  for purposes of giving any request,  demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust Agreement;  provided,  that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Notes that the Indenture
Trustee  or the  Owner  Trustee  knows to be so owned  shall be so  disregarded.  Owners  of Notes  that  have been pledged in good faith may be regarded as Noteholders if the pledgee  thereof  establishes  to the  satisfaction  of the  Indenture  Trustee or the Owner  Trustee  such  pledgee's  right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Notes: The Variable Pay Revolving Notes and the Term Notes.

         Officer's  Certificate:  With respect to the Servicer,  a certificate  signed by the  President,  Managing
Director,  a Director,  a Vice  President  or an Assistant  Vice  President,  of the Servicer and  delivered to the
Indenture  Trustee.  With respect to the Issuer,  a  certificate  signed by any  Authorized  Officer of the Issuer, under the circumstances  described in, and otherwise  complying with, the applicable  requirements of Section 10.01 of the  Indenture,  and  delivered to the  Indenture  Trustee.  Unless  otherwise  specified,  any reference in the
Indenture to an  Officer's  Certificate  shall be to an  Officer's  Certificate  of any  Authorized  Officer of the
Issuer.

         Opinion of Counsel:  A written  opinion of counsel of a law firm  reasonably  acceptable  to the recipient thereof.  Any  Opinion of Counsel  for the  Servicer  may be  provided  by  in-house  counsel  for the  Servicer if reasonably acceptable.

         Original  Pre-Funded  Amount:  The amount  deposited from the proceeds of the sale of the Securities  into the Pre-Funding Account on the Closing Date, which amount is $[  ].

         Outstanding:  With  respect  to  the  Notes,  as of the  date  of  determination,  all  Notes  theretofore executed, authenticated and delivered under this Indenture except:

                  (i)      Notes  theretofore  cancelled  by the  Note  Registrar  or  delivered  to the  Indenture
         Trustee for cancellation; and

                  (ii)     Notes  in  exchange   for  or  in  lieu  of  which  other  Notes  have  been   executed,
         authenticated and delivered  pursuant to the Indenture unless proof  satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;
provided,  however,  that for  purposes  of  effectuating  the  Enhancer's  right of  subrogation  as set  forth in
Section 4.12  of the Indenture  only,  all Notes that have been paid with funds  provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

         Overcollateralization  Amount:  With respect to any Payment Date, the amount (but not less than zero),  if any, by which (a) the aggregate  outstanding  Principal  Balance of the Mortgage  Loans as of the close of business on the last day of the  related  Collection  Period,  plus  amounts on deposit in the  Pre-Funding  Account and the
Funding Account (excluding any investment earnings thereon) exceeds (b) the aggregate Note Balance of the Notes.

         Overcollateralization  Target  Amount:  Shall mean,  with respect to each  Payment  Date  (I) prior to the
Stepdown Date, an amount equal to the sum of (i) the Base Specified  Overcollateralization  Amount and (ii) 100% of
the aggregate Principal Balance of Mortgage Loans that are [___] days or more contractually  delinquent,  as of the last day of the related  Collection  Period or (II) on or after the Stepdown  Date,  an amount equal to the greater of (i) the sum of (a) [___]% of the Pool Balance as of the last day of the related  Collection  Period and (b) 100%
of the aggregate  Principal Balance of Mortgage Loans that are [___] days or more contractually  delinquent,  as of the last day of the related  Collection  Period,  and  (ii) the  sum of  (a) [__]%  of the Initial  Aggregate  Note
Balance  and  (b) 100%  of the  aggregate  Principal  Balance  of  Mortgage  Loans  that  are  [___]  days  or more contractually  delinquent,  as of the last day of the related Collection Period;  provided,  however, if the Excess
Spread  Test  is  not   satisfied,   the   Overcollateralization   Target   Amount   shall  be  no  less  than  the
Overcollateralization  Target Amount as of the previous Payment Date. The  Overcollateralization  Target Amount may
be reduced from time to time with the consent of the Enhancer and written  notice from each Rating  Agency that the rating  will not be  reduced or  withdrawn  as a result of the change in the  Overcollateralization  Target  Amount
(without taking the Policy into account).

         Owner Trust:  Home Equity Loan Trust  [    ]-[   ],  created by the  Certificate  of Trust pursuant to the
Trust Agreement.

         Owner  Trustee:  _________,  not in  its  individual  capacity  but  solely  as  owner  trustee,  and  its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

         Ownership  Interest:  As to any  Certificate,  any  ownership  or security  interest in such  Certificate, including  any  interest in such  Certificate  as the  Certificateholder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment  Date:  The [ ] day of each month,  or if such day is not a Business  Day,  then the next Business
Day.

         Percentage  Interest:  With respect to any Note and Payment Date, the percentage  obtained by dividing the
Note Balance of such Note by the aggregate  Note Balance of all Notes prior to such Payment  Date.  With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements on  obligations  specified in clause (i) above  maturing not more than one month from the date of acquisition thereof;  provided,  that the unsecured short-term debt obligations of the party agreeing to  repurchase  such  obligations  are at the time rated by each Rating  Agency in its highest  short-term rating category available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
(which  shall each have an original  maturity  of not more than 90 days and,  in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)
denominated in United States dollars of any  U.S. depository  institution or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;  provided,  that the short-term  debt  obligations of such  depository  institution or trust company
(or,  if the  only  Rating  Agency  is  [_________],  in the  case of the  principal  depository  institution  in a depository  institution  holding company,  debt obligations of the depository  institution  holding company) at the date of  acquisition  thereof  have been rated by each Rating  Agency in its  highest  short-term  rating  category available;  and provided  further,  that if the only Rating Agency is [___________]  and if the depository or trust company is a principal  subsidiary of a bank holding  company and the debt  obligations of such  subsidiary are not separately  rated, the applicable rating shall be that of the bank holding company;  and provided further,  that if the only Rating  Agency is  [___________]  and the  original  maturity of such  short-term  debt  obligations  of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such institution shall be [____];

         (iv)     commercial  paper  (having  original  maturities  of not more than 365  days) of any  corporation incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term rating category  available;  provided,  that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)      a money market fund or a qualified  investment fund (including without limitation,  any such fund for which the  Indenture  Trustee or an Affiliate of the Indenture  Trustee acts as an advisor or a manager)  rated by each Rating Agency in one of its two highest long-term rating  categories  available (if so rated by such Rating
Agency); and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted
Investment  hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer,  as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such instrument  provide a yield to maturity greater than [___]% of the yield to maturity  at par of such  underlying  obligations.  References  herein to the  highest  long-term  rating  category available debt shall mean [__] in the case of  [__________]  and [___] in the case of  [_________],  and references herein to the highest  short-term rating category  available shall mean [__] in the case of [_________] and [__] in the case of [_______].

         Person:  Any  legal  individual,  corporation,   partnership,  joint  venture,  association,   joint-stock
company,  limited liability company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

         Plan:  Any  employee  benefit  plan  or  certain  other  retirement  plans  and  arrangements,   including
individual  retirement  accounts and  annuities,  Keogh plans and bank  collective  investment  funds and insurance company general or separate accounts in which such plans,  accounts or arrangements are invested,  that are subject to ERISA or Section 4975 of the Code, as described in Section 3.05 of the Trust Agreement.

         Plan Assets:  The meaning  specified in  Section 2510.3-101  of the Department of Labor Regulations and as
described in Section 3.05 of the Trust Agreement.

         Policy:  The [    ] Insurance Policy No. [   ], dated as of the Closing Date, issued by the Enhancer.

         Policy Draw Amount: With respect to any Payment Date, the Insured Amount.

         Pool  Balance:  With respect to any date,  the  aggregate  Principal  Balance of all Mortgage  Loans as of such date plus, during the Pre-Funding Period, the Pre-Funded Amount.

         Predecessor  Note:  With respect to any Note,  every previous Note evidencing all or a portion of the same debt as that  evidenced  by such  Note;  and,  for the  purpose  of this  definition,  any Note  authenticated  and delivered  under  Section 4.03  of the  Indenture in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

         Pre-Funded  Amount:  With respect to any date of determination  during the Pre-Funding  Period, the amount on deposit in the Pre-Funding Account.

         Pre-Funding  Account:  The account  established  and maintained  pursuant to Section 3.18 of the Servicing
Agreement.

         Pre-Funding  Period:  The period  commencing  on the Closing  Date until the  earliest of (i) the  date on
which the amount on deposit in the  Pre-Funding  Account is less than $[ ],  (ii) [   ] or (iii) the  occurrence of
a Servicing Default.

         Principal  Balance:  With respect to any Mortgage Loan,  other than a Liquidated  Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance,  plus (i) any Additional  Balances in respect of such Mortgage
Loan conveyed to the Trust, minus (ii) all  collections  credited as principal in respect of any such Mortgage Loan in  accordance  with the related Loan  Agreement  (except any such  collections  that are allocable to any Excluded
Amount) and applied in reduction of the Principal  Balance thereof.  For purposes of this definition,  a Liquidated
Mortgage Loan shall be deemed to have a Principal  Balance equal to the Principal  Balance of the related  Mortgage
Loan immediately  prior to the final recovery of  substantially  all related  Liquidation  Proceeds and a Principal
Balance of zero thereafter.

         Principal Collections:  With respect to any Payment Date, the aggregate of the following amounts:

         (i)      the  total  amount  of  payments  made by or on behalf of the  related  Mortgagor,  received  and applied as payments of principal on such Mortgage  Loan during the related  Collection  Period,  as reported by the
Servicer or the related Subservicer;

         (ii)     any Liquidation  Proceeds  allocable as a recovery of principal  received in connection with such
Mortgage Loan during the related Collection Period and any Recovery Amounts;

         (iii)    if such Mortgage Loan was repurchased by a Seller pursuant to the Purchase  Agreement  during the related  Collection  Period,  100% of the  Principal  Balance  thereof as of the date of such  purchase  and if any
Eligible Substitute Loan is substituted for a Deleted Loan, the Substitution Adjustment Amount;

         (iv)     any other  amounts  received  as  payments  on or  proceeds  of such  Mortgage  Loan  during  the
Collection Period, to the extent applied in reduction of the Principal Balance thereof; and

         (v)      on the  Payment  Date  immediately  following  the  end of the  Pre-Funding  Period,  any  amount transferred  from the  Pre-Funding  Account to the Note Payment  Account in  accordance  with  Section 3.18  of the
Servicing Agreement;

provided,  that  Principal  Collections  shall be reduced  by any  amounts  withdrawn  from the  Custodial  Account pursuant to clauses (c), (g), (h), (j) and (k) of  Section 3.03 of the Servicing  Agreement,  and shall not include any  portion  of such  amounts  attributable  to any  Excluded  Amount in  respect  of any  Mortgage  Loan that are allocable to principal of such Mortgage Loan and not otherwise  excluded from the amounts  specified in (i) through
(iv) above.

         Principal  Distribution  Amount:  For any Payment Date (i) during the  Revolving  Period,  the amount,  if any,  transferred  from the  Pre-Funding  Account to the Note Payment  Account  pursuant to Section  3.18(b) of the
Servicing  Agreement,  and the amount,  if any,  transferred  from the Funding  Account to the Note Payment  Amount pursuant to Section  3.16(c)(ii)  of the Servicing  Agreement,  (ii) during the Managed  Amortization  Period,  Net
Principal  Collections for the Mortgage Loans, (iii) during the Rapid Amortization  Period,  Principal  Collections
for the Mortgage Loans, (iv) after an Early Amortization Event, any amount in the Reserve  Sub-Account,  and (v) on any Payment Date, from the Excess Spread,  to the extent available or, to the extent not available,  from a draw on the Policy (but only to the extent the  Overcollateralization  Amount is zero), an amount equal to the aggregate of the Liquidation Loss Amounts, if any, for such Payment Date.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Program Guide: The Home Equity Servicing Guidelines, as in effect from time to time.

         Purchase  Agreement:  The  mortgage  loan  purchase  agreement  dated as of the  Closing  Date,  among the
Sellers, the Purchaser, the Issuer and the Indenture Trustee.

         Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

         Purchaser:  GreenPoint Mortgage Securities LLC, as purchaser under the Purchase Agreement.

         Rapid Amortization Event:  Any one of the following events:

(a)      the  failure on the part of a Seller (i) to make any  payment  or  deposit  required  to be made under the
Purchase  Agreement  within five  Business  Days after the date such payment or deposit is required to be made;  or
(ii) to observe or perform in any material  respect any other  covenants or  agreements  of the Seller set forth in the Purchase  Agreement,  which failure continues  unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer;  provided,  however, that a Rapid  Amortization  Event shall not be deemed to have occurred if such Seller has  repurchased or caused to be repurchased or  substituted  for the affected  Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

(b)      if any  representation  or  warranty  made by a Seller  in the  Purchase  Agreement  proves  to have  been incorrect in any  material  respect  when made and which  continues  to be incorrect in any material  respect for a period  of 45 days with  respect  to any  representation  or  warranty  of the  Seller  made in  Section 3.1(a)  or
3.1(d)(I),  as  applicable,  of the Purchase  Agreement or 90 days with respect to any  representation  or warranty made in  Section 3.1(b)  or 3.1(d)(II),  as  applicable,  of the Purchase  Agreement  after written notice and as a result of which the  interests of the  Securityholders  or the  Enhancer are  materially  and  adversely  affected;
provided,  however,  that a Rapid  Amortization  Event  shall not be  deemed to have  occurred  if the  Seller  has repurchased  or caused to be  repurchased  or  substituted  for the affected  Mortgage  Loan during such period (or within an  additional 60 days with the consent of the  Indenture  Trustee and the Enhancer) in accordance  with the provisions of the Indenture;

(c)      the entry  against a Seller of a decree  or order by a court or  agency or  supervisory  authority  having jurisdiction  under  Title 11 of the  United  States  Code or any other  applicable  federal  or state  bankruptcy, insolvency  or other  similar  law,  or if a  receiver,  assignee  or  trustee  in  bankruptcy  or  reorganization, liquidator,  sequestrator or similar  official shall have been appointed for or taken possession of the Servicer or its  property,  and the  continuance  of any such  decree  or  order  unstayed  and in  effect  for a period  of 60 consecutive days;

(d)      either  Seller shall  voluntarily  submit to  Proceedings  under Title 11 of the United States Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other  similar  law  relating to the Seller or the
Issuer or of or relating to all or  substantially  all of its property;  or the Seller or the Issuer shall admit in writing its  inability  to pay its debts  generally  as they become due,  file a petition to take  advantage of any applicable  insolvency  or  reorganization  statute,  make  an  assignment  for the  benefit  of its  creditors  or voluntarily suspend payment of its obligations;

(e)      the Issuer shall become  subject to regulation  by the  Commission  as an  investment  company  within the meaning of the Investment Company Act of 1940, as amended;

(f)      a  Servicing  Default  shall  occur  and be  unremedied  under the  Servicing  Agreement  and a  qualified successor Servicer shall not have been appointed;

(g)      the  occurrence  of a draw on the Policy and the failure by the Servicer to reimburse the Enhancer for any amount owed to the Enhancer  pursuant to the Insurance  Agreement on account of the draw,  which failure  continues unremedied for a period of 90 days after written notice to the Servicer;

(h)      the Issuer (or a portion  thereof) is determined to be a taxable  mortgage  pool or an  association  (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes;

(i)      an event of default under the Insurance Agreement; or

(j)      an  Enhancer  Default  has  occurred  and is  continuing  and the  Enhancer  cannot  be  replaced  without additional expense.

        In the case of any event described in (a), (b), (f), (g), (i) or (j), a Rapid  Amortization  Event shall be deemed to have  occurred  only if,  after  any  applicable  grace  period  described  in such  clauses,  any of the
Indenture  Trustee,  the Enhancer or, with the consent of the  Enhancer  (so long as no Enhancer  Default  exists),
Securityholders  evidencing  not less  than 51% of the  aggregate  Securities  Balance,  by  written  notice to the
Sellers,  the  Servicer,  the  Depositor  and the Owner  Trustee  (and to the  Indenture  Trustee,  if given by the
Enhancer or the  Securityholders),  declare  that a Rapid  Amortization  Event has  occurred as of the date of such notice.  In the case of any event  described in clauses (c), (d), (e) or (h), a Rapid  Amortization  Event shall be deemed  to  have  occurred  without  any  notice  or  other  action  on the  part  of the  Indenture  Trustee,  the
Securityholders  or the  Enhancer  immediately  upon  the  occurrence  of such  event;  provided,  that  any  Rapid
Amortization  Event may be waived and deemed of no effect with the written  consent of the Enhancer and each Rating
Agency, subject to the satisfaction of any conditions to such waiver.

         Rapid  Amortization  Period: The period beginning on the earlier of (i) the first day following the end of the  Managed  Amortization  Period and  (ii) the  occurrence  of a Rapid  Amortization  Event,  and ending upon the termination of the Issuer.

         Rating Agency:  Each of  [__________]  and  [_____________]  or, if any such  organization  or a successor thereto  is no  longer  in  existence,  such  nationally  recognized  statistical  rating  organization,  or  other comparable  Person,  designated  by the  Depositor,  notice of which  designation  shall be given to the  Indenture
Trustee.  References  herein to the highest  short term  unsecured  rating  category of a Rating  Agency shall mean
[__] or better in the case of [__________]  and [__] or better in the case of  [_________];  and in the case of any other  Rating  Agency,  shall mean such  equivalent  ratings.  References  herein to the highest  long-term  rating category  of a  Rating  Agency  shall  mean  "________"  in the  case of  [___________]  and  "___"  in the case of
[_________]; and in the case of any other Rating Agency, shall mean such equivalent rating.

         Rating Event: The  qualification,  reduction or withdrawal by a Rating Agency of its  then-current  rating of the Notes.

         Record  Date:  With  respect  to the Notes  and any  Payment  Date,  unless  Notes  are no longer  held in book-entry  form,  the close of business on the Business  Day  immediately  preceding  such Payment Date and if the
Notes are no longer held in book-entry  form,  the last Business Day of the calendar  month  preceding the month of such Payment Date.

         Recovery  Amount:  Amounts  collected  on a Mortgage  Loan after the  Mortgage  Loan  becomes a Liquidated
Mortgage  Loan,  net of any  Servicing  Fee,  Recovery Fee and any  reimbursement  for advances and expenses of the
Servicer.

         Recovery  Fee:  A  customary  fee  calculated  based  on  additional  recovery  amounts  charged  for  the collection of such additional  recovery  amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

         Reference  Bank Rate:  With respect to any Interest  Period,  as follows:  the  arithmetic  mean  (rounded upwards,  if necessary,  to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the  Reference  Banks as of 11:00 a.m.,  London,  England  time, on the second LIBOR  Business Day prior to the first day of such  Interest  Period to prime banks in the London  interbank market in amounts  approximately equal to the sum of the outstanding Note Balance of the Notes;  provided,  that at least two Reference  Banks provide such rate.  If fewer than two such rates are provided,  the Reference  Bank Rate will be the  arithmetic  mean of the rates  quoted by one or more  major  banks in New York City,  selected  by the
Indenture Trustee after  consultation with the Servicer and the Enhancer,  as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts  approximately  equal to the aggregate Note Balance of the Notes.  If no quotations can be obtained,  the Reference Bank Rate will be the
Reference Bank Rate applicable to the preceding Interest Period.

         Reference  Banks:  Shall mean three major banks in the London  interbank  market selected by the Indenture
Trustee after consultation with the Servicer.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
§§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Related Documents:  With respect to each Mortgage Loan, the documents contained in the Mortgage File.

         Relief Act  Shortfalls:  With respect to any Payment  Date,  for any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related  Collection  Period as a result of the application of the  Servicemembers  Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief
Act of 1940, as amended, or any similar state legislation or regulations,  the shortfall,  if any, equal to (i) one month's  interest  on the  Principal  Balance of such  Mortgage  Loan at the  applicable  Loan Rate,  over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

         Repurchase  Event:  With  respect to any Mortgage  Loan,  either (i) a discovery  that,  as of the Closing
Date with  respect  to an  Initial  Mortgage  Loan or the  related  Subsequent  Transfer  Date with  respect to any
Subsequent  Mortgage  Loan, the related  Mortgage was not a valid lien on the related  Mortgaged  Property  subject only to (A) the lien of any prior mortgage  indicated on the Mortgage Loan Schedule,  (B) the lien of real property taxes  and  assessments  not yet due and  payable,  (C) covenants,  conditions,  and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such  Mortgage  and such  other permissible  title  exceptions  as are  customarily  accepted for similar loans and (D) other matters to which like
properties  are  commonly  subject  that  do  not  materially   adversely  affect  the  value,  use,  enjoyment  or
marketability  of the related  Mortgaged  Property or (ii) with  respect to any  Mortgage  Loan as to which  either
Seller delivers an affidavit  certifying that the original Loan Agreement has been lost or destroyed,  a subsequent default on such Mortgage Loan if the  enforcement  thereof or of the related  Mortgage is materially  and adversely affected by the absence of such original Loan Agreement.

         Repurchase  Price:  With respect to any Mortgage Loan required to be  repurchased  on any date pursuant to the Purchase  Agreement or purchased by the Servicer  pursuant to the Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal  Balance  thereof  (without  reduction for any amounts  charged off),  (ii) unpaid accrued  interest at the Loan Rate (or with  respect to the last day of the month in the month of  repurchase,  the
Loan  Rate  will be the Loan  Rate in  effect  as of the  second  to last  day in such  month)  on the  outstanding
Principal  Balance thereof from the Due Date to which interest was last paid by the related  Mortgagor to the first day of the month  following  the month of purchase and (iii) in  connection  with any Mortgage  Loan required to be repurchased  pursuant to  Sections  2.1 or 3.1 of the  Purchase  Agreement,  any costs and damages  incurred by the
Trust Fund with respect to such  Mortgage  Loan in  connection  with a breach of Section  3.1(b)(x) of the Purchase
Agreement.  No portion of any  Repurchase  Price  shall be  included in any  Excluded  Amount for any Payment  Date during the Rapid Amortization Period.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Ratings:  Shall mean,  at any time with  respect to any Person,  that either (a) the  short-term unsecured debt of such Person is rated at least two of the following  ratings:  "___" or better by [__________] and
"___" by  [_________]  or (b) the  long-term  unsecured  debt of such Person is rated at least two of the following ratings: "[__]" by [_________] and "[__]" by [________].

         Reserve  Sub-Account:  A sub-account  within the Funding Account  established  and maintained  pursuant to
Section 3.17 of the Servicing Agreement.

         Responsible  Officer:  With respect to the Indenture  Trustee,  any officer of the Indenture  Trustee with direct  responsibility  for the  administration  of the Trust  Agreement  and also,  with  respect to a  particular matter,  any other officer to whom such matter is referred  because of such officer's  knowledge of and familiarity with the particular subject.

         Revolving  Period:  The period  beginning on the Closing Date and ending on the earlier of (i) the Payment
Date  occurring  in [ ], (ii) the  occurrence  of an event  described  in clause  (iv) of the  definition  of Early
Amortization Event and (iii) the occurrence of a Rapid Amortization Event.

         Rolling  Six-Month  Annualized  Liquidation  Loss Amounts:  With respect to any  Determination  Date,  the product  (expressed as a percentage)  of (i) the  aggregate  Liquidation  Loss Amounts as of the end of each of the six Collection  Periods  (reduced by the aggregate  Subsequent Net Recovery  Amounts for such  Collection  Periods)
immediately preceding such Determination Date divided by the Initial Pool Balance and (ii) two (2).

         Secretary of State:  The Secretary of State of the State of Delaware.

         Securities  Act:  The  Securities  Act of 1933,  as  amended,  and the rules and  regulations  promulgated thereunder.

         Securities Balance: The Note Balance or Certificate Balance, as the context may require.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing in  connection  with an issuance of publicly  offered or  privately  placed, rated or unrated mortgage-backed securities.

         Security:  Any Certificate or a Note, as the context may require.

         Securityholder:  Any Noteholder or Certificateholder.

         Seller or Sellers:  [     ] and [     ], and their respective successors and assigns.

         Servicer:  [     ], and its successors and assigns.

         Servicer  Advances:  Any advances the  Servicer  may make with respect to the Mortgage  Loans,  whether or not required, in respect of principal, interest, taxes, insurance or otherwise.

         Servicing  Agreement:  The  servicing  agreement  dated as of the  Closing  Date among the  Servicer,  the
Issuer and the Indenture Trustee.

         Servicing  Certificate:  A  certificate  completed  and  executed by a Servicing  Officer on behalf of the
Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Default:  Any one of the following events:

(i)      any  failure by the  Servicer  to deposit in the  Custodial  Account,  the  Funding  Account,  the Reserve
Sub-Account,  the Note Payment Account or the Distribution  Account any deposit required to be made under the terms of the Servicing  Agreement that continues  unremedied for a period of five Business Days after the date upon which written  notice of such failure  shall have been given to the Servicer by the Issuer or the Indenture  Trustee,  or
to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(ii)     any  failure on the part of the  Servicer  duly to observe or perform in any  material  respect  any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing  Agreement,  which failure, in each case,  materially and adversely  affects the interests of the  Securityholders  or the Enhancer,  and which failure  continues  unremedied  for a period of 45 days  after the date on which  written  notice of such  failure, requiring  the same to be  remedied,  and stating  that such notice is a "Notice of  Default"  under the  Servicing
Agreement,  shall have been given to the Servicer by the Issuer or the Indenture Trustee,  or to the Servicer,  the
Issuer and the Indenture Trustee by the Enhancer;

(iii)    the entry against the Servicer of a decree or order by a court or agency or supervisory  authority  having jurisdiction  under  Title 11 of the  United  States  Code or any other  applicable  federal  or state  bankruptcy, insolvency  or other  similar  law,  or if a  receiver,  assignee  or  trustee  in  bankruptcy  or  reorganization, liquidator,  sequestrator or similar  official shall have been appointed for or taken possession of the Servicer or its  property,  and the  continuance  of any such  decree  or  order  unstayed  and in  effect  for a period  of 60 consecutive days;

(iv)     the Servicer  shall  voluntarily  submit to  Proceedings  under Title 11 of the United  States Code or any other  applicable  federal or state  bankruptcy,  insolvency or other similar law relating to the Servicer or of or relating to all or substantially  all of its property;  or the Servicer shall admit in writing its inability to pay its debts  generally  as they become  due,  file a petition  to take  advantage  of any  applicable  insolvency  or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(v)      a Rapid  Amortization  Event  occurs on  account  of the  circumstances  specified  in  clause  (g) of the definition of Rapid  Amortization  Event,  which event  continues  beyond the 90 day grace period set forth in such clause (g);

(vi)     the  Servicer's  Tangible  Net Worth at any time is less than  $[_______]  and [ ] fails to own,  directly or indirectly, at least [__]% of the common stock of the Servicer; or

(vii)    the Rolling  Six-Month  Annualized  Liquidation  Loss Amount with  respect to the Mortgage  Loans  exceeds
[__]%.

         Servicing  Fee:  With  respect to any  Mortgage  Loan and any  Collection  Period,  the product of (i) the
Servicing  Fee Rate  divided by 12 and (ii) the related  Principal  Balance as of the first day of such  Collection
Period.

         Servicing Fee Rate:  [   ]% per annum.

         Servicing  Officer:  Any officer of the Servicer involved in, or responsible for, the  administration  and servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of  servicing  officers furnished to the  Indenture  Trustee  (with a copy to the  Enhancer) by the  Servicer,  as such list may be amended from time to time.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successor in interest.

         Stated  Value:  With respect to any Mortgage  Loan,  the stated  value of the related  Mortgaged  Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

         Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code,  12 Del. Code §§3801 et seq., as
the same may be amended from time to time.

         Stepdown  Date:  The later of (i) the Payment  Date in April 2008 and (ii) the  Payment  Date on which the
Pool  Balance plus  amounts on deposit in the Funding  Account  (after  applying  payments  received in the related
Collection Period) as of such Payment Date is less than 50% of the Initial Pool Balance.

         Subsequent  Cut-Off  Date:  With  respect to any  Subsequent  Mortgage  Loan,  the date  specified  in the related Subsequent Transfer Agreement.

         Subsequent  Cut-Off Date Principal  Balance:  With respect to any Subsequent  Mortgage Loan, the Principal
Balance  thereof as of the close of  business on the last day of the  Collection  Period  immediately  prior to the related Subsequent Cut-Off Date.

         Subsequent  Mortgage  Loan: An adjustable  rate home equity  revolving  line of credit sold by a Seller to the Issuer pursuant to Section 2.2 of the Purchase  Agreement,  such Mortgage Loan being identified on the Mortgage
Loan Schedule  attached to the related  Subsequent  Transfer  Agreement,  as set forth in such Subsequent  Transfer
Agreement.

         Subsequent Net Recovery  Amounts:  Recovery  Amounts  collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

         Subsequent  Transfer  Agreement:  Each Subsequent  Transfer  Agreement  dated as of a Subsequent  Transfer
Date  executed  by the  respective  Seller and the Issuer  substantially  in the form of Exhibit 2 to the  Purchase
Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

         Subsequent  Transfer  Date:  With respect to each  Subsequent  Transfer  Agreement,  the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

         Subservicer:  Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing  Agreement:  The  written  contract  between the  Servicer  and any  Subservicer  relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement.

         Substitution  Adjustment  Amount:  With respect to any Eligible  Substitute Loan and any Deleted Loan, the
amount,  if any, as  determined  by the Servicer,  by which the  aggregate  principal  balance of all such Eligible
Substitute  Loans as of the date of substitution is less than the aggregate  Principal  Balance of all such Deleted
Loans (after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the Securityholders in the month of substitution).

         Tangible  Net  Worth:  Net  Worth,  less the sum of the  following  (without  duplication):  (a) any other assets of [ ] and its  consolidated  subsidiaries  that  would be  treated as  intangibles  under  GAAP  including, without  limitation,  any write-up of assets (other than  adjustments to market value to the extent  required under
GAAP  with  respect  to  excess  servicing,   residual  interests  in  offerings  of  asset-backed  securities  and
asset-backed  securities  that  are  interest-only   securities),   good-will,   research  and  development  costs,
trade-marks,  trade names,  copyrights,  patents and unamortized  debt discount and expenses and (b) loans or other extensions of credit to officers of [ ] or its  consolidated  subsidiaries  other than mortgage  loans made to such
Persons in the ordinary course of business.

         Targeted  Final Payment Date:  Shall mean (i) for the  [Class A-1  Notes,  the Payment Date occurring in [
], (ii) for the  Class A-2  Notes,  the Payment Date  occurring in [ ] and for the  Class A-3  Notes],  the Payment
Date occurring in [    ].

         Tax Matters  Partner:  _____,  as the  Servicer,  for so long as the Servicer  holds all or any portion of the  Certificates;  if any other Person holds 100% of the Certificates,  such Person;  and otherwise as provided in the Code.

         Telerate  Screen Page 3750:  The display page so designated  on the Telerate  Capital  Markets  Report (or such other page as may replace page 3750 on such service for the purpose of  displaying  London  interbank  offered rates of major  banks,  or, if such  service  is no longer  offered,  such  other  service  for  displaying  London interbank  offered rates or comparable rates as may be selected by the Indenture  Trustee after  consultation  with the Servicer.

         Term Notes: The Class [A-1 Notes, the Class A-2 Notes and the Class A-3 Notes].

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Date:  The Payment Date on which the Servicer,  upon receipt of written notice and direction from the  Issuer,  shall  cause the  retransfer  of  Mortgage  Loans from the Trust  Estate to the  Issuer,  pursuant to
Section 3.15(c) of the Servicing Agreement.

         Transfer  Notice Date:  The fifth  Business Day prior to the  Transfer  Date for which the Servicer  shall give the Indenture  Trustee,  the Rating Agencies and the Enhancer a notice of the proposed  retransfer of Mortgage
Loans, pursuant to Section 3.15(c) of the Servicing Agreement.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Treasury  Regulations:  Regulations,  including proposed or temporary  Regulations,  promulgated under the
Code.  References  herein to specific  provisions  of proposed or temporary  regulations  shall  include  analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trust  Agreement:  The trust  agreement  dated as of the Closing  Date,  between the Owner Trustee and the
Depositor.

         Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

         Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC:  The  Uniform  Commercial  Code,  as in  effect  from time to time,  as in  effect  in any  specified jurisdiction.

         Uniform  Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the  Mortgage  Bankers  Association  of America and  effective  with respect to fiscal periods ending on or after December 15, 1995.

         Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

         Variable Pay Revolving  Notes:  Collectively,  the [Class A-1 Variable Pay Revolving  Notes, the Class A-2
Variable Pay Revolving Notes and the Class A-3 Variable Pay Revolving Notes].